As filed with the Securities and Exchange Commission on April 18, 2014

Registration Nos. 033-54662

811-05006

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 33

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

AMENDMENT NO. 23

Penn Mutual Variable Life Account I

(Exact name of trust)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Complete address of depositor’s principal executive offices)

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and complete address of agent for service)

Copy to:

Michael Berenson

Bingham McCutchen LLP

2020 K Street, NW

Washington, DC 20006

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2014 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

PennMutual

Prospectus

Penn Mutual
Variable Life Account I

May 1, 2014

Cornerstone
Variable Universal Life Insurance II

PROSPECTUS

FOR

CORNERSTONE VUL II

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management
Limited Maturity Bond Fund	Independence Capital Management
Quality Bond Fund	Independence Capital Management
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	MFS Investment Management
Large Core Growth Fund	Wells Capital Management Incorporated
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Management Inc.
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Independence Capital Management
Moderately Aggressive Allocation Fund	Independence Capital Management
Moderate Allocation Fund	Independence Capital Management
Moderately Conservative Allocation Fund	Independence Capital Management
Conservative Allocation Fund	Independence Capital Management

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2014

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

•	Pages 5 to 12 provide tables showing fees and charges under the Policy.

•	Pages 12 to 14 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 15 to 35 provide additional information about the Policy, in question and answer format.

•

Pages 35 to 38 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds in which Policy reserves may be allocated.

•

Appendices A and B, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

**********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy. You should read the relevant prospectus(es) carefully before you invest.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

Three Year No-Lapse Feature — Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceeds the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

Investment Options — The Policy allows you to allocate your policy value to the different investment options listed on page 1 of this prospectus.

Fixed Interest Option — In addition to the investment options described above, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%.

Transfers — Within limitations, you may transfer investment amounts from one investment account to another, and to and from the fixed interest option. In addition, the Policy offers two automated transfer programs — dollar-cost averaging and asset rebalancing.

Loans — You may take a loan on your Policy. You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 5.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the

3

distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 11 policy years.

Investment Performance — The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the three year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you fully surrender your Policy for cash within the first 11 policy years or within 11 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have an 11 year surrender charge schedule attached to it.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to income tax, but may be subject to Federal and state estate taxes. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

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FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid.	4.0% of all premiums paid in excess of the “maximum surrender charge premium”[2] in the first policy year and for all premiums paid in policy years two and later.[3]
Premium and Federal (DAC) Taxes	When a premium is paid.	2.5% of all premiums paid in excess of the “maximum surrender charge premium.”[2]
Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first seven policy years	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) the “maximum surrender charge premium.”[2,4]
Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) $13.67 per $1,000 of specified amount.[2,4]
Other Surrender Charges apply if the Policy is surrendered within the first 11 policy years, or within 11 years of any increase in the amount of insurance specified in your Policy.[5]

Minimum Charge	When the Policy is surrendered.	$1 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance, for insured age 9 or younger at the date of issue or increase.
Maximum Charge	When the Policy is surrendered.	$7 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance for insured age 60 or older at the date of issue or increase.
Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	$5 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance, for insured age 45 at the date of the issue or increase.
Partial Surrender Charge	When you partially surrender your Policy.	Lesser of $25 or 2.0% of the amount surrendered.

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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Transfer Charge

Current Charge	When you make a transfer.	$ 0.00[6]
Guaranteed Maximum Charge	When you make a transfer.	$10.00
Loans[7]

Gross Interest Charge	End of each policy year.	Annual rate of 5.0% (before credit from interest paid on collateral held in special loan account).
Net Interest Charge[8]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[9]

1.	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.
2.	The “maximum surrender charge premium” is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy.
3.	The sales charge imposed on premiums (load) is currently reduced to 2.25% of all premiums paid in excess of the maximum surrender charge premium in the first policy year and for all premiums paid in policy years two and later.
4.	Commencing in the eighth (8) policy year and continuing through the eleventh policy year, the deferred sales charge decreases each year, after which there is no longer a charge.
5.	The “other surrender charge” under the Policies vary depending on the age of the insured. More information concerning the “other surrender charge” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge; and commencing eight years after any increase in the specified amount of insurance and continuing through the end of eleven years after the increase, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.
6.	No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).
7.	You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.
8.	“Net Interest Charge” means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.
9.	After the tenth (10) policy year, we intend to credit interest to the special loan account at the rate of 4.75% (which will result in a Net Interest Charge of 0.25% in those years).

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The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge[1]:
Current Charges	Monthly	Minimum of $0.0399 to maximum of $21.5319, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0566 to maximum of $83.333, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.1567 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of net amount at risk.
Mortality and Expense Risk Charge:
Mortality and Expense Risk Charge	Daily	0.90% annually from the policy value that is allocated to the funds.[2]
Administrative Fees:	Monthly

The charge has three parts:

(a) $ 9.00.[3]

(b) For the first 12 months following the policy date, $0.10 per $1,000 of initial specified amount of insurance.

(c) For the first 12 months following an increase in the specified amount of insurance, $0.10 per $1,000 of the increase in specified amount of insurance.

1.	The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Cost of Insurance in this prospectus.
2.	After the fifteenth (15) policy year, the charge is reduced to 0.60% annually. See What Are the Fees and Charges Under the Policy? — Daily Mortality and Expense Risk Charge in this prospectus for additional information about this charge.
3.	This sub-part of the charge is $9.00 during the first policy year and $5.00 thereafter.

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The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Accidental Death Benefit:
Cost of Insurance[1]
Current Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.
Guaranteed Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.
2. Additional Insured Term Insurance Agreement:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0425 to maximum of $3.0371, per $1,000 of additional insured term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.0816 to maximum of $4.2109, per $1,000 of additional insured term insurance benefit.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.2229 per $1,000 of additional insured term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of additional insured term insurance benefit.
Administrative Charges
First year of Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.
First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
3. Children’s Term Insurance Agreement:
Cost of Insurance Charges[1]
Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.
4. Disability Waiver of Monthly Deduction:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.
Guaranteed Maximum Charges	Monthly	Minimum of $0.117 to maximum of $0.5992, per $1,000 of net amount at risk.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.
Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.
5. Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:
Disability Waiver of Monthly Deduction
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.
Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.
Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Disability Monthly Premium Deposit
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.03 to maximum of $0.96 per $100 of the stipulated premium in the Policy.
Guaranteed Maximum Charges	Monthly	Minimum of $0.03 to maximum of $0.96 per $100 of the stipulated premium in the Policy.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.12 per $100 of stipulated premium.
Guaranteed Maximum Charges	Monthly	$0.12 per $100 of stipulated premium.
6. Guaranteed Continuation of Policy:
Administrative Charges	Monthly	$0.01 per $1,000 of specified amount of insurance.
7. Guaranteed Option to Increase Specified Amount:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.
Guaranteed Maximum Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.
Charge for a representative non-tobacco male insured, age 25
Current Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.
Guaranteed Maximum Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.
8. Supplemental Term Insurance Agreement:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0441 to maximum of $16.4756, per $1,000 of net amount at risk attributable to the term insurance benefit.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Guaranteed Maximum Charges	Monthly	Minimum of $0.0566 to maximum of $25.4788, per $1,000 of net amount at risk attributable to the term insurance benefit.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.2229 per $1,000 of net amount at risk attributable to the term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of net amount at risk attributable to the term insurance benefit.
Administrative Charges
First year of Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.
First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.
9. Supplemental Exchange Agreement:
Current Charges	Monthly	No charge.
Guaranteed Maximum Charges	Monthly	No charge.
10.Accelerated Death Benefit:
Administrative Charge
Current Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.
Guaranteed Maximum Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

1.

The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider

11

and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classification. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.40%	1.68%

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The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

Fund(1)	Investment Advisory Fees		Other Expenses		Acquired Fund Fees and Expenses	Total Fund Expenses	Less Fee Waivers; Plus Recouped Fees		Net Fund Expenses
Money Market	0.33%	(2),(3)	0.29%		0.00%	0.62%	0.00%		0.62%
Limited Maturity Bond	0.46%	(3)	0.27%		0.01%	0.74%	0.00%		0.74%
Quality Bond	0.44%	(3)	0.25%		0.02%	0.71%	0.00%		0.71%
High Yield Bond	0.56%	(3)	0.32%		0.00%	0.88%	0.00%		0.88%
Flexibly Managed	0.70%	(3)	0.23%		0.00%	0.93%	0.00%		0.93%
Balanced	0.00%		0.22%		0.51%	0.73%	0.00%		0.73%
Large Growth Stock	0.72%	(3)	0.28%		0.00%	1.00%	0.00%		1.00%
Large Cap Growth	0.55%		0.35%		0.00%	0.90%	-0.01%	(4)	0.89%
Large Core Growth	0.60%		0.28%		0.00%	0.88%	0.00%		0.88%
Large Cap Value	0.67%	(3)	0.27%		0.00%	0.94%	0.00%		0.94%
Large Core Value	0.67%	(3)	0.27%		0.00%	0.94%	0.00%		0.94%
Index 500	0.13%	(3)	0.27%		0.00%	0.40%	0.00%		0.40%
Mid Cap Growth	0.70%		0.28%		0.00%	0.98%	0.01%	(5)	0.99%
Mid Cap Value	0.55%		0.27%		0.01%	0.83%	0.00%		0.83%
Mid Core Value	0.72%		0.36%		0.04%	1.12%	0.00%		1.12%
SMID Cap Growth	0.75%		0.32%		0.00%	1.07%	0.00%		1.07%
SMID Cap Value	0.95%		0.30%		0.00%	1.25%	0.00%		1.25%
Small Cap Growth	0.75%		0.32%		0.00%	1.07%	0.00%		1.07%
Small Cap Value	0.72%	(3)	0.28%		0.08%	1.08%	0.01%	(5)	1.09%
Small Cap Index	0.30%		0.41%		0.10%	0.81%	0.00%		0.81%
Developed International Index	0.30%		0.51%	(6)	0.00%	0.81%	0.00%		0.81%
International Equity	0.85%	(3)	0.30%	(6)	0.00%	1.15%	0.00%		1.15%
Emerging Markets Equity	1.18%		0.50%	(6)	0.00%	1.68%	0.00%		1.68%
Real Estate Securities	0.70%		0.29%		0.00%	0.99%	0.00%		0.99%
Aggressive Allocation	0.12%	(3)	0.23%		0.98%	1.33%	0.00%		1.33%
Moderately Aggressive Allocation	0.12%	(3)	0.21%		0.92%	1.25%	0.00%		1.25%
Moderate Allocation	0.12%	(3)	0.21%		0.86%	1.19%	0.00%		1.19%
Moderately Conservative Allocation	0.12%	(3)	0.22%		0.79%	1.13%	0.00%		1.13%
Conservative Allocation	0.12%	(3)	0.23%		0.70%	1.05%	0.00%		1.05%

(1)	There is an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds. Further, this agreement is expected to continue through April 30, 2015. The agreement may be terminated by a majority vote of the Company’s Board of Directors for any reason and at any time. The agreement may also be terminated, effective as of the close of business on April 30, 2015, by the Fund’s investment adviser and Penn Mutual, upon at least sixty days’ prior written notice or such shorter notice period as approved by a majority vote of the Company’s Board of Directors and Independent Directors (the Directors who are not “interested persons” of the Fund) voting separately. Unless terminated, this agreement will continue in effect from year to year for successive one-year periods. Under this agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive their fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or the Fund’s investment adviser for amounts previously waived or reimbursed by Penn Mutual and the investment adviser, if any, during the Fund’s preceding three fiscal years.

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Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation	0.34%
Index 500	0.42%	Moderate Allocation	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.35%
Mid Cap Value	0.83%	Conservative Allocation	0.38%
Mid Core Value	1.11%

(2)	The Money Market Fund’s actual total operating expenses for the most recent year were less than the Fund’s Expense Limitation amount shown above because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse the Fund’s investment adviser or Penn Mutual for previously waived or reimbursed fees and expenses.
(3)	The Investment Advisory Fee of each Fund, except the Small Cap Value Fund, has been restated to reflect an increase in the Fund’s Investment Advisory Fee approved by Fund shareholders on February 13, 2014. The Small Cap Value Fund’s Investment Advisory Fee has been restated to reflect a decrease in its Investment Advisory Fee.
(4)	Pursuant to the expense limitation agreement, Penn Mutual and the Fund’s investment adviser waived fees and/or reimbursed expenses in the amount of 0.01% of average daily net assets during the fiscal year ended 2013.
(5)	Pursuant to the expense limitation agreement, 0.01% of the previously waived advisory fees for each of the Mid Cap Growth Fund and Small Cap Value Fund was recouped by Penn Mutual and/or by the Fund’s investment adviser during the fiscal year ended 2013.
(6)	The Fund’s Other Expenses have been restated to reflect a reduction of certain Other Expenses.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

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QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

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What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first two pages of this prospectus) and to a fixed interest account where the value will accumulate interest.

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized producers. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, the initial premium payment must be received, and all underwriting and administrative requirements must be met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 95th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capital interest on any such loan (“Net Policy Value”) on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

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What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. Federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program . You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See Three Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

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You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Three Year No-Lapse Feature

Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you increase the specified amount of insurance under your Policy during the first three policy years, we will extend the three year no-lapse provision to three years after the effective date of the increase.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the three year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

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For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)	is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period and the deduction of the daily mortality and expense risk charge; and

(b)	is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the “specified amount” of insurance. The minimum specified amount of insurance that you can purchase is $50,000.

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

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Option 2 — The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

The “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 95. A table showing the “applicable percentages” for attained ages 0 to 95 is included as Appendix B.

If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

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Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the specified amount of insurance must be at least $50,000;

•	no change may be made in the first policy year, and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	any increase in the specified amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

If you increase the specified amount within the first three policy years, the three year no-lapse period will be extended.

You may decrease the specified amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the specified amount; and

•	any decrease in the specified amount of insurance must be at least $5,000, and the specified amount after the decrease must be at least $50,000.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. The current declared rate will appear in the annual

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statement we will send to you. If you want to know what the current declared rate is, simply call, visit our website, or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period; and

•	transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

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Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long–term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading. Please review the underlying funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US Mail containing the policy owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

3.	Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

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Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the money market variable investment option for up to 60 months. All transfers occur on the 15th of the month. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations but does not assure a profit or protect against lows in a declining market. To begin the program, each planned premium must be at least $600, and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have a dollar cost averaging program in effect, the portion of your policy value invested in the Money Market Fund may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

What Are the Fees and Charges Under the Policy?

Premium Charge

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Premium Charge — 6.5% (currently reduced to 4.75% for all premiums paid in excess of the maximum surrender charge premium in the first policy year and for all premiums paid in policy years two and later) is deducted from premium payments before allocation to the investment options. It consists of 2.5% to cover state premium taxes and 4% (currently reduced to 2.25% for all premiums paid in excess of the maximum surrender charge) to partially compensate us for the expense of selling and distributing the Policies. We will notify you in advance if we change our current rates.

Monthly Deductions

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Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by attained age and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, a non-tobacco or preferred non-tobacco rate class, or a rate class involving a higher mortality risk (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the specified

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amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

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Administrative Charge — A maximum monthly charge to help cover our administrative costs. This charge has three parts: (1) a flat dollar charge of up to $9.00 (currently, the flat dollar charge is $9.00 in the first policy year and $5.00 thereafter — we will notify you in advance if we change our current rates); (2) for the first 12 months after the policy date, a charge based on the initial specified amount of insurance ($0.10 per $1,000 per month of initial specified amount of insurance); and (3) for the first 12 months after an increase in the specified amount of insurance, a charge based on the increase ($0.10 per $1,000 increase in the specified amount of insurance). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

Daily Mortality and Expense Risk Charge

A daily charge to cover mortality and expense risk. We deduct a daily charge from your policy value which is allocated to the variable investment options. The charge does not apply to the fixed interest option. It is guaranteed not to exceed 0.90% annually for the duration of the Policy. Our current charge is 0.90% annually of assets of the policy value allocated in the variable accounts. After the fifteenth policy year, we intend to charge 0.60% annually. We will notify you in advance if we change our current rates. We may realize a profit from the charge, and if we do, it will become part of our surplus. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the policies and the Separate Account will exceed the amount we charge for administration.

Optional Supplemental Benefit Charges

Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:

(a)	is 25% of the lesser of (i) the sum of all premiums paid, and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b)	is an administrative charge based on the initial amount of insurance and the insured’s age at the issue date (ranging from $1.00 at attained age 9 and under to $7.00 for attained ages 60 and over, per $1,000 of initial specified amount of insurance); and

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(c)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 11 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

(a)	is an administrative charge based on the increase in the initial amount of insurance and the insured’s attained age on the effective date of the increase (ranging from $1.00 at attained age 9 and under to $7.00 for attained ages 60 and over, per $1,000 of increase in specified amount of insurance); and

(b)	is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1st through 7th	1.00
8th	0.80
9th	0.60
10th	0.40
11th	0.20
12th and later	0.00

If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the

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expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements, and it is not available if you choose the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to all of the provisions in the Policy.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts specified in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday, and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of rider specified amount without regard to the number of children,

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their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of rider specified amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest equals or exceeds the “total guaranteed continuation of policy premium.” The “total guaranteed continuation of policy premium” is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen, and is stated in the Policy. If the insured is disabled, and premiums are being paid pursuant to a Disability Monthly Premium Deposit Agreement, the “total guaranteed continuation of policy premium” is the stipulated premium defined in that Agreement. While this Agreement is in force, the allocation or transfer of amounts to subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with either the Accidental Death Benefit Rider, Supplemental Term Insurance Agreement Rider, or the Additional Insured Term Insurance Rider. This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This option is subject to the provisions in the Agreement.

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Supplemental Term Insurance Agreement

This Agreement adds a term insurance benefit to the Policy. The term insurance benefit may not exceed four times the amount of insurance specified in the policy. The benefits provided under the Agreement are subject to all of the provisions in the Policy.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount of insurance for the first twelve months of the Agreement. If the specified amount of insurance has increased, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy. This Agreement is not available with Guaranteed Continuation of Policy Agreement Rider.

You may add this Agreement to your base Policy only at the time you purchase your Policy.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Accelerated Death Benefit Agreement

The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

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The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

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The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment.

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The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250.

Interest charged on a policy loan is 5% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Accounts. The special loan account will earn interest at 4% (or more at our discretion). With the interest we credit to the special loan account, the net cost of the policy loan is 1%. After the tenth policy year, we intend to credit interest at the rate of 4.75% (which will result in a net policy loan cost of 0.25% in those years).

You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

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•	no more than four partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•	during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specific amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance. If you have increased the initial specified amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy

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is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91, in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

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IRC Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes the Guideline Premium/Cash Value Corridor Test.

•

Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

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Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

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Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in specified amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, PA 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the producer of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the producer of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions, including instructions from the producer of record, communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

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We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the “free look” period. At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

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Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

36

LEGAL MATTERS

Bingham McCutchen LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 50% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, registered representatives can opt to receive 2% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of gross policy value during the second through tenth policy years, and a 0.25% of gross policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also producers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

37

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

38

APPENDIX A

Sample Minimum Initial Premiums

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the Insured will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Issue Age of Insured	Sex of Insured	Basic Death Benefit	Minimum Initial Premium
25	M	$50,000	$289.00
30	F	$75,000	$459.00
35	M	$75,000	$651.00
40	F	$100,000	$931.00
45	M	$100,000	$1,368.00
50	F	$100,000	$1,456.00
55	M	$100,000	$2,257.00
60	F	$75,000	$1,787.00
65	M	$75,000	$2,950.00
70	F	$50,000	$2,117.00

A-1

APPENDIX B

Applicable Percentages

Attained Age	Percentage	Attained Age	Percentage
0-40	250%	61	128%
41	243%	62	126%
42	236%	63	124%
43	229%	64	122%
44	222%	65	120%
45	215%	66	119%
46	209%	67	118%
47	203%	68	117%
48	197%	69	116%
49	191%	70	115%
50	185%	71	113%
51	178%	72	111%
52	171%	73	109%
53	164%	74	107%
54	157%	75-90	105%
55	150%	91	104%
56	146%	92	103%
57	142%	93	102%
58	138%	94	101%
59	134%	95	100%
60	130%

B-1

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2014, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I’s Investment Company Act registration number is 811-05006.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Cornerstone VUL II is issued by The Penn Mutual Life Insurance Company on Policy form VU-94(S) and VU-94(U) and state variations thereof.

© 2014 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM6463

05/14

PennMutual

Prospectus

Penn Mutual
Variable Life Account I

May 1, 2014

Cornerstone
Variable Universal Life Insurance IV

PROSPECTUS

FOR

CORNERSTONE VUL IV

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management
Limited Maturity Bond Fund	Independence Capital Management
Quality Bond Fund	Independence Capital Management
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	MFS Investment Management
Large Core Growth Fund	Wells Capital Management Incorporated
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Management Inc.
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Independence Capital Management
Moderately Aggressive Allocation Fund	Independence Capital Management
Moderate Allocation Fund	Independence Capital Management
Moderately Conservative Allocation Fund	Independence Capital Management
Conservative Allocation Fund	Independence Capital Management

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2014

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

•	Pages 5 to 13 provide tables showing fees and charges under the Policy.

•	Pages 14 to 16 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 17 to 44 provide additional information about the Policy, in question and answer format.

•

Pages 44 to 47 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds in which Policy reserves may be allocated.

•

Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

**********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy. You should read the relevant prospectus(es) carefully before you invest.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

Five Year No-Lapse Feature — Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

Investment Options — The Policy allows you to allocate your policy value to the different investment options listed on page 1 of this prospectus.

Fixed Interest Option — In addition to the investment options described above, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%.

Transfers — Within limitations, you may transfer investment amounts from one investment account to another and to and from the fixed interest option. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 11 policy years.

Investment Performance — The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the five year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you fully surrender your Policy for cash within the first 11 policy years or within 11 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have an 11 year surrender charge schedule attached to it.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to income tax, but may be subject to Federal and state estate taxes. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid.	4.0% of premium payments.[2]
Premium and Federal (DAC) Taxes	When a premium is paid.	3.5% of premium payments.
Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 11 policy years	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) the “maximum surrender charge premium.”[3]
Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) $13.67 per $1,000 of specified amount.[3]
Additional Surrender Charges apply if the Policy is surrendered within the first 11 policy years, or within 11 years of any increase in the amount of insurance specified in your Policy[4]

Minimum Charge	When the Policy is surrendered.	$1 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance, for insured age 9 or younger at the date of issue or increase.

Maximum Charge	When the Policy is surrendered.	$7 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance, for insured age 60 or older at the date of issue or increase.
Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	$5 per $1,000 of initial specified amount of insurance or increase in specified amount of insurance, for insured age 45 at the date of issue or increase.
Partial Surrender Charge	When you partially surrender your Policy.	Lesser of $25 or 2.0% of the amount surrendered.
Transfer Charge

Current Charge	When you make a transfer.	$0.00[5]

Guaranteed Maximum Charge	When you make a transfer.	$10.00

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Loans[6]

Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).

Net Interest Charge[7]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[8]

1.	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.
2.	The sales charge imposed on premiums (load) is currently reduced to 1.5%.
3.	The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the deferred sales charge decreases each year, after which there is no longer a charge.
4.	The “other surrender charge” under the Policies vary depending on the age of the insured. More information concerning the “other surrender charge” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge; and commencing eight years after any increase in the specified amount of insurance and continuing through the end of eleven years after the increase, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.
5.	No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).
6.	You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.
7.	“Net Interest Charge” means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.
8.	The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges[1]:
Current Charges	Monthly	Minimum of $0.0093 to maximum of $22.9004, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0566 to maximum of $83.3333, per $1,000 of net amount at risk.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.2628 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of net amount at risk.
Mortality and Expense Risk Charge:
Mortality and Expense Risk Face Amount Charge	Monthly	For first 120 months following policy date, the charges range from a minimum of $0.07 per $1,000 of initial specified amount of insurance for female age 5 or under, up to a maximum of $0.29 per $1,000 of initial specified amount of insurance, for male age 85 or older. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.[2]
Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.18 per $1,000 of initial specified amount of insurance.

Guaranteed Maximum Charges	Monthly	$0.18 per $1,000 of initial specified amount of insurance.
Mortality and Expense Risk Asset Charge	Monthly	0.60% annually of the first $50,000 of policy value and 0.30% annually of the policy value in excess of that amount.[3]
Administrative Charges:	Monthly	$9.00[4]

1.	The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Cost of Insurance in this prospectus.
2.	The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.06 per $1,000 of initial specified amount of insurance for females age 7 and under and up to $0.29 per $1,000 of initial specified amount of insurance for males age 74 and older. For months 61 through 120 following the policy date, the charges range from $0.03 per $1,000 of initial specified amount of insurance for females age 7 and under and up to $0.15 per $1,000 of initial specified amount of insurance for males age 74 and older. The charge on an additional specified amount of insurance is similarly reduced.

3.	This charge is currently reduced, for the first 120 months following the policy date, to 0.45% annually of the first $25,000 of policy value and 0.15% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Change in this prospectus for additional information about this charge.
4.	The charge is currently reduced to $8.00.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Accidental Death Benefit:
Cost of Insurance[1]

Current Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.
Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Guaranteed Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.
2. Additional Insured Term Insurance Agreement:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0441 to maximum of $3.0371, per $1,000 of additional insured term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0816 to maximum of $4.2109, per $1,000 of additional insured term insurance benefit.
Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.2229 per $1,000 of additional insured term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of additional insured term insurance benefit.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Administrative Charges
First year of Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.
First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.
3. Business Accounting Benefit[2] :
Administrative Charges
First eleven years of the Policy	Monthly	$0.03 per $1,000 of original specified amount of insurance.
First eleven years after an increase in the specified amount of insurance	Monthly	$0.03 per $1,000 of increase in specified amount of insurance.
4. Children’s Term Insurance Agreement:
Cost of Insurance Charges[1]
Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.
5. Disability Waiver of Monthly Deduction:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
6. Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:
Disability Waiver of Monthly Deduction
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.
Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.
Disability Monthly Premium Deposit
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.03 to maximum of $0.96, per $100 of the stipulated premium in the Policy.

Guaranteed Maximum Charges	Monthly	Minimum of $0.03 to maximum of $0.96, per $100 of the stipulated premium in the Policy.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

Guaranteed Maximum Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.
7. Guaranteed Continuation of Policy:
Cost of Insurance	Monthly	$0.01 per $1,000 of specified amount of insurance.
8. Guaranteed Option to Extend Maturity Date:
Cost of Insurance Charges[1]
Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	Minimum of $2.80 to maximum of $6.30, per $1,000 of net amount at risk.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	$0 per $1,000 of net amount at risk.
9. Guaranteed Option to Increase Specified Amount:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.
Charge for a representative non-tobacco male insured, age 25
Current Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.

Guaranteed Maximum Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.
10.Guaranteed Withdrawal Benefit Agreement:
Current Charges	Monthly	0.60% annually of the policy value allocated to the Separate Account.
Guaranteed Maximum Charges	Monthly	1.00% annually of the policy value allocated to the Separate Account.
11.Return of Premium Term Insurance:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0244 to maximum of $22.9004, per $1,000 of term insurance.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0816 to maximum of $83.3333, per $1,000 of term insurance.
Charge for a representative non- tobacco male insured, age 45
Current Charges	Monthly	$0.2217 per $1,000 of term insurance.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of term insurance.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
12.Supplemental Term Insurance Agreement[3]:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0070 to maximum of $22.9004, per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0566 to maximum of $83.3333, per $1,000 of net amount at risk attributable to the term insurance benefit.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.0450 per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of net amount at risk attributable to the term insurance benefit.
Mortality and Expense Risk Face Amount Charge
Current Charges	Monthly	No charge.

Guaranteed Maximum Charge	Monthly	For the first 120 months following policy date, the charges range from a minimum of $0.12 per $1,000 of the term insurance benefit, for female age 5 or under, up to a maximum of $0.34 per $1,000 of the term insurance benefit, for male age 85 or older. A similar charge applies to an increase in the term insurance benefit, for the first 120 months following the increase.
Charge for a representative non-tobacco male insured, age 45
Current Charges	Monthly	$0.00 per $1,000 of the term insurance benefit

Guaranteed Maximum Charges	Monthly	$0.23 per $1,000 of the term insurance benefit
13.Supplemental Exchange Agreement:
Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
14.Overloan Protection Benefit Agreement:
Administrative Charge
Current Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.

Guaranteed Maximum Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.
15.Accelerated Death Benefit:
Administrative Charge
Current Charge	When Benefit is Exercised	One time charge of 12 months worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

Guaranteed Maximum Charge	When Benefit is Exercised	One time charge of 12 months worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

1.	The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.
2.	This rider is not available to all persons. See What Are the Supplemental Benefit Riders That I Can Buy? — Business Accounting Benefit in this prospectus for additional information.
3.	For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the specified amount in the Policy.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.40%	1.68%

The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

Fund(1)	Investment Advisory Fees		Other Expenses		Acquired Fund Fees and Expenses	Total Fund Expenses	Less Fee Waivers; Plus Recouped Fees		Net Fund Expenses
Money Market	0.33	%(2),(3)	0.29%		0.00%	0.62%	0.00%		0.62%
Limited Maturity Bond	0.46	%(3)	0.27%		0.01%	0.74%	0.00%		0.74%
Quality Bond	0.44	%(3)	0.25%		0.02%	0.71%	0.00%		0.71%
High Yield Bond	0.56	%(3)	0.32%		0.00%	0.88%	0.00%		0.88%
Flexibly Managed	0.70	%(3)	0.23%		0.00%	0.93%	0.00%		0.93%
Balanced	0.00%		0.22%		0.51%	0.73%	0.00%		0.73%
Large Growth Stock	0.72	%(3)	0.28%		0.00%	1.00%	0.00%		1.00%
Large Cap Growth	0.55%		0.35%		0.00%	0.90%	-0.01	%(4)	0.89%
Large Core Growth	0.60%		0.28%		0.00%	0.88%	0.00%		0.88%
Large Cap Value	0.67	%(3)	0.27%		0.00%	0.94%	0.00%		0.94%
Large Core Value	0.67	%(3)	0.27%		0.00%	0.94%	0.00%		0.94%
Index 500	0.13	%(3)	0.27%		0.00%	0.40%	0.00%		0.40%
Mid Cap Growth	0.70%		0.28%		0.00%	0.98%	0.01	%(5)	0.99%
Mid Cap Value	0.55%		0.27%		0.01%	0.83%	0.00%		0.83%
Mid Core Value	0.72%		0.36%		0.04%	1.12%	0.00%		1.12%
SMID Cap Growth	0.75%		0.32%		0.00%	1.07%	0.00%		1.07%
SMID Cap Value	0.95%		0.30%		0.00%	1.25%	0.00%		1.25%
Small Cap Growth	0.75%		0.32%		0.00%	1.07%	0.00%		1.07%
Small Cap Value	0.72	%(3)	0.28%		0.08%	1.08%	0.01	%(5)	1.09%
Small Cap Index	0.30%		0.41%		0.10%	0.81%	0.00%		0.81%
Developed International Index	0.30%		0.51	%(6)	0.00%	0.81%	0.00%		0.81%
International Equity	0.85	%(3)	0.30	%(6)	0.00%	1.15%	0.00%		1.15%
Emerging Markets Equity	1.18%		0.50	%(6)	0.00%	1.68%	0.00%		1.68%
Real Estate Securities	0.70%		0.29%		0.00%	0.99%	0.00%		0.99%
Aggressive Allocation	0.12	%(3)	0.23%		0.98%	1.33%	0.00%		1.33%
Moderately Aggressive Allocation	0.12	%(3)	0.21%		0.92%	1.25%	0.00%		1.25%
Moderate Allocation	0.12	%(3)	0.21%		0.86%	1.19%	0.00%		1.19%
Moderately Conservative Allocation	0.12	%(3)	0.22%		0.79%	1.13%	0.00%		1.13%
Conservative Allocation	0.12	%(3)	0.23%		0.70%	1.05%	0.00%		1.05%

(1)	There is an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds. Further, this agreement is expected to continue through April 30, 2015. The agreement may be terminated by a majority vote of the Company’s Board of Directors for any reason and at any time. The agreement may also be terminated, effective as of the close of business on April 30, 2015, by the Fund’s investment adviser and Penn Mutual, upon at least sixty days’ prior written notice or such shorter notice period as approved by a majority vote of the Company’s Board of Directors and Independent Directors (the Directors who are not “interested persons” of the Fund) voting separately. Unless terminated, this agreement will continue in effect from year to year for successive one-year periods. Under this agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive their fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or the Fund’s investment adviser for amounts previously waived or reimbursed by Penn Mutual and the investment adviser, if any, during the Fund’s preceding three fiscal years.

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation	0.34%
Index 500	0.42%	Moderate Allocation	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.35%
Mid Cap Value	0.83%	Conservative Allocation	0.38%
Mid Core Value	1.11%

(2)	The Money Market Fund’s actual total operating expenses for the most recent year were less than the Fund’s Expense Limitation amount shown above because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse the Fund’s investment adviser or Penn Mutual for previously waived or reimbursed fees and expenses.
(3)	The Investment Advisory Fee of each Fund, except the Small Cap Value Fund, has been restated to reflect an increase in the Fund’s Investment Advisory Fee approved by Fund shareholders on February 13, 2014. The Small Cap Value Fund’s Investment Advisory Fee has been restated to reflect a decrease in its Investment Advisory Fee.
(4)	Pursuant to the expense limitation agreement, Penn Mutual and the Fund’s investment adviser waived fees and/or reimbursed expenses in the amount of 0.01% of average daily net assets during the fiscal year ended 2013.
(5)	Pursuant to the expense limitation agreement, 0.01% of the previously waived advisory fees for each of the Mid Cap Growth Fund and Small Cap Value Fund was recouped by Penn Mutual and/or by the Fund’s investment adviser during the fiscal year ended 2013.
(6)	The Fund’s Other Expenses have been restated to reflect a reduction of certain Other Expenses.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first two pages of this prospectus) and to a fixed interest account where the value will accumulate interest.

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized producers. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, the initial premium payment must be received, and all underwriting and administrative requirements must be met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (“Net Policy Value”), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application, with the exception of monthly premiums being paid via electronic fund transfer program. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See Five Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Five Year No-Lapse Feature

Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you had increased the specified amount of insurance under your Policy during the first three policy years prior to December 15, 2008, we extended the no-lapse provision by two additional years after the effective date of the increase.

If you had not previously increased the specified amount of insurance under your Policy during the first three policy years prior to December 15, 2008 and you increase the specified amount of insurance during the first five policy years on or after December 15, 2008, the no-lapse period will be extended by five policy years after the effective date of the increase.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the five year no-lapse feature is not in effect, we will notify you how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)	is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the “specified amount” of insurance. The minimum specified amount of insurance that you can purchase is $50,000 ($100,000 ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 100. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in Appendix B.

If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the specified amount of insurance must be at least $50,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the specified amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

If you had increased the specified amount of insurance under your Policy during the first three policy years prior to December 15, 2008, we extended the no-lapse provision by two additional years after the effective date of the increase.

If you had not previously increased the specified amount of insurance under your Policy during the first three policy years prior to December 15, 2008 and you increase the specified amount of insurance during the first five policy years on or after December 15, 2008, the no-lapse period will be extended by five policy years after the effective date of the increase.

You may decrease the specified amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the specified amount; and

•	any decrease in the specified amount of insurance must be at least $5,000 and the specified amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Benefits That I Can Buy? — Supplemental Exchange Agreement in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call, visit our website, or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year;

•	the maximum amount that may be transferred out of the fixed interest option is limited to the greater of $5,000 or 25% of the accumulated value of the fixed interest option; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long-term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading. Please review the underlying funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US Mail, containing the policy owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

3.	Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the money market variable investment option for up to 60 months. All transfers occur on the 15th of the month. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. To begin the program, each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the 15th of the month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the variable investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the last insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

What Are the Fees and Charges Under the Policy?

Premium Charge

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Premium Charge — 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

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Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, a preferred tobacco, non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the tobacco class (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

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Administrative Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

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Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)	Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase. The charge is equal to the current rate stated in Appendix C to this prospectus times each $1,000 of the initial and the increased specified amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. Current and guaranteed rates for the specified amount component are shown in Appendix C. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

(2)	Mortality and Expense Risk Asset Charge. The current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.45% of the first $25,000 of policy value, plus an annual rate of 0.15% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your variable investment accounts.

•	Optional Supplemental Benefit Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:

(a)	is 25% of the lesser of (i) the sum of all premiums paid, and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b)	is an administrative charge based on the initial amount of insurance and the insured’s age at the issue date (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of initial specified amount of insurance); and

(c)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 11 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

(a)	is an administrative charge based on the increase in the initial amount of insurance and the insured’s attained age on the effective date of the increase (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of increase in specified amount of insurance); and

(b)	is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1st through 7th	1.00
8th	0.80
9th	0.60
10th	0.40
11th	0.20
12th and later	0.00

If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements, and it is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of five insureds under the plan. Under this Agreement, during the first eleven policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original specified amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the specified amount of insurance during the first eleven policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased specified amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts specified in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of rider specified amount without regard to the number of children, their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of rider specified amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest equals or exceeds the “total guaranteed continuation of policy premium.” The “total guaranteed continuation of policy premium” is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen and is stated in the Policy. If the insured is disabled, and premiums are being paid pursuant to a Disability Monthly Premium Deposit Agreement, the “total guaranteed continuation of policy premium” is the stipulated premium defined in that Agreement. While this Agreement is in force, the allocation or transfer of amounts to subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Accidental Death Benefit; Additional Insured Term Insurance; Guaranteed Withdrawal Benefit; or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Extend Maturity Date Agreement

This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy (other than the Supplemental Term Insurance Agreement). The cost of insurance charge for this Agreement is based on the attained age and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time prior to age 90. The option to extend the maturity date is subject to the provisions in the Agreement.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Withdrawal Benefit Rider. This option is subject to the provisions in the Agreement.

Guaranteed Withdrawal Benefit Agreement

This Agreement provides the owner with the ability to receive guaranteed withdrawal amounts from the Benefit Base, upon satisfaction of a Waiting Period. You may add the Agreement to your base Policy only at the time you purchase your Policy. Penn Mutual reserves the right to make the availability of this Agreement contingent upon the investment of the entire policy value according to an asset allocation program established by Penn Mutual for the entire period the Agreement is in effect. At the present time, no asset allocation program will be required for this Agreement. If we require an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this Agreement. The benefits are subject to the provisions in the Agreement.

The Waiting Period ends on the earlier of:

(a)	the fifteenth policy anniversary; and

(b)	the policy anniversary nearest the Insured’s attainment of age 70.

Guaranteed Withdrawal Period — The Guaranteed Withdrawal Period will begin on the date of the first withdrawal after the end of the Waiting Period. The Guaranteed Withdrawal Period must begin by the policy anniversary nearest the Insured’s attainment of age 70 and will end at the Insured’s attainment of age 85. At the time the Guaranteed Withdrawal Period commences, if the Death Benefit Option 2 was in effect, the death benefit option will automatically be changed to Option 1.

Benefit Base — The Benefit Base establishes the total guaranteed withdrawal amount as well as the Guaranteed Annual Withdrawal Amount as defined below. The Benefit Base is the greater of (a) or (b) below, where:

(a)	is the Net Policy Value on the last policy anniversary date which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins, less cumulative withdrawals made during the period between (1) and (2), where:

(1)	is the day after the last policy anniversary which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins; and

(2)	is the date at which the Guaranteed Withdrawal Period begins.

(b)	is the value of the Guaranteed Withdrawal Account, as defined below, as of the first day of the Guaranteed Withdrawal Period.

Once the Guaranteed Withdrawal Period commences the Benefit Base will not be increased by any additional premiums paid, but the Benefit Base will be increased by any policy loan repayments.

Guaranteed Withdrawal Account — The Guaranteed Withdrawal Account is defined as (a) minus (b) minus (c) minus (d), where:

(a)	are Premiums Credited to the Guaranteed Withdrawal Account, accumulated at the Guaranteed Withdrawal Account Rate, which is currently 0.50% compounded monthly (an effective annual rate of 6%);

(b)	are partial surrenders taken during the Waiting Period accumulated at the Guaranteed Withdrawal Account Rate, compounded monthly;

(c)	is the Guaranteed Withdrawal Benefit No-Lapse Premium, accumulated at the Guaranteed Withdrawal Account Rate compounded monthly; and

(d)	the outstanding amount of policy indebtedness.

The accumulations of values using the Guaranteed Withdrawal Account Rate that are listed above accumulate until the first day of the Guaranteed Withdrawal Period.

Premiums Credited to the Guaranteed Withdrawal Account equal the lesser of (1) and (2), minus (3), where:

(1)	are the cumulative premiums paid into the Policy;

(2)	is the Maximum Monthly Guaranteed Withdrawal Account Premium, which is equal to 1/12 of the Policy’s guideline annual premium, multiplied by the number of months since the Policy Date; and

(3)	is the cumulative premiums previously credited to the Guaranteed Withdrawal Account.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option may result in a change to subsequent Maximum Monthly Guaranteed Withdrawal Account Premiums.

Guaranteed Annual Withdrawal Amount — The Guaranteed Withdrawal Benefit guarantees that you can take withdrawals each policy year up to the Guaranteed Annual Withdrawal Amount. The initial Guaranteed Annual Withdrawal Amount is equal to the Guaranteed Annual Withdrawal Percentage, which is currently 10%, multiplied by the initial Benefit Base.

Total withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base by the amount of the withdrawals.

Effect of Withdrawals on Guaranteed Annual Withdrawal Amount — Cumulative withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will not change the Guaranteed Annual Withdrawal Amount in subsequent policy years. Any withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount for that policy year (an “Excess Withdrawal”) will reduce the Guaranteed Annual Withdrawal Amount in subsequent years in a proportional manner. The reduction is determined by multiplying the Guaranteed Annual Withdrawal Amount by the ratio of (a) to (b) where

(a)	is the amount of the Excess Withdrawal; and

(b)	is the Net Policy Value immediately prior to the Excess Withdrawal.

The resulting Guaranteed Annual Withdrawal Amount for subsequent years cannot exceed the remaining Benefit Base after the effect of withdrawals as described below.

Effect of Withdrawals on Benefit Base — The Benefit Base is reduced, on a dollar-for-dollar basis, by the amount of withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount, until the Benefit Base is reduced to zero. Once the Guaranteed Annual Withdrawal Amount has been withdrawn in a policy year, any Excess Withdrawals reduce the Benefit Base until it is reduced to zero in a proportional manner. The reduction is determined by multiplying the Benefit Base by the ratio of (a) to (b) where:

(a)	is the amount of the Excess Withdrawal; and

(b)	is the Net Policy Value immediately prior to the Excess Withdrawal.

Guaranteed Withdrawal Benefit No-Lapse Guarantee — Penn Mutual agrees that the Policy to which this Agreement is attached will remain in force up to the Guaranteed Withdrawal Benefit No-Lapse Date which is the policy anniversary nearest the insured’s attained age 70, if the following conditions are satisfied:

(a)	The Insured is alive;

(b)	The Agreement is in force;

(c)	The Policy has not been surrendered; and

(d)	The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is satisfied.

Remaining Guaranteed Withdrawal Benefit Payments If Policy Lapses Without Value — If the Net Cash Surrender Value is reduced to zero and any Guaranteed Withdrawal Benefits are due after the end of the Waiting Period, such Remaining Guaranteed Withdrawal Benefit Payments will be made as described below. In this situation the only provisions of the Policy and this Agreement that remain in effect are those that are associated with the Remaining Guaranteed Withdrawal Benefit Payments.

In the policy year in which the Net Cash Surrender Value is reduced to zero, the Remaining Guaranteed Withdrawal Benefit Payment made in that year is equal to the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent policy years, the Remaining Guaranteed Withdrawal Benefit Payment is the Guaranteed Annual Withdrawal Amount in effect as of the date that the Net Cash Surrender Value is reduced to zero or any remaining Benefit Base, if less.

Remaining Guaranteed Withdrawal Benefit Payments are made once each policy year.

If the total Remaining Guaranteed Withdrawal Benefit Payments due each policy year are less than $100, the Remaining Guaranteed Withdrawal Benefit Payments will be commuted and a lump sum will be paid equal to the remaining Benefit Base.

If the Net Cash Surrender Value is reduced to zero during the Waiting Period, no guaranteed withdrawal benefits are paid under this Agreement.

If the Overloan Protection Benefit Agreement is also attached to this Policy, the Remaining Guaranteed Withdrawal Benefit Payments as provided by this Agreement will continue to be made.

Guaranteed Withdrawal Benefit No-Lapse Premium — The Guaranteed Withdrawal Benefit No-Lapse Premium is based on the Insured’s gender, issue age, underwriting class, the death benefit option, and other supplemental benefits attached to this Policy.

Guaranteed Withdrawal Benefit No-Lapse Premium Requirement — The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement on a Monthly Anniversary prior to the Guaranteed Withdrawal Benefit No-Lapse Date is satisfied if the sum of all premiums reduced by any partial surrenders, policy loans, and unpaid loan interest as of that Monthly Anniversary is greater than or equal to the cumulative Guaranteed Withdrawal Benefit No-Lapse Premiums as of that Monthly Anniversary.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option prior to the Guaranteed Withdrawal Benefit No-Lapse Date may result in a change to subsequent Guaranteed Withdrawal Benefit No-Lapse Premiums. These changes will not affect the Guaranteed Withdrawal Benefit No-Lapse Date.

If on a Monthly Anniversary the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is not satisfied, a grace period of 61 days will be allowed for the payment of a premium sufficient to maintain the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement. If the amount required to keep the Guaranteed Withdrawal Benefit No-Lapse Guarantee in-force is not paid by the end of the grace period, the Guaranteed Withdrawal Benefit No-Lapse Guarantee will terminate and cannot be reinstated. The Guaranteed Withdrawal Benefit may continue even though the Guaranteed Withdrawal Benefit No-Lapse Guarantee is no longer in effect.

Monthly Deduction — While this Agreement is in force, the Monthly Deduction under the Policy will include the Monthly Deduction for this Agreement. The Monthly Deduction for this Agreement is equal to the Guaranteed Withdrawal Benefit Charge multiplied by the policy value that is allocated to the subaccounts within the Separate Account. The Guaranteed Withdrawal Benefit Charge is currently equivalent to an annual effective rate of 0.60% of policy value, and the maximum charge is equivalent to an annual effective rate of 1.00% of policy value.

Termination of Agreement — This Agreement will terminate upon:

a)	the policy anniversary nearest the Insured’s attainment of age 85;

b)	surrender of this Policy;

c)	lapse of this Policy and no guaranteed withdrawal benefits are due;

d)	the date of death of the Insured;

e)	withdrawals have been taken after the end of the Waiting Period and the Benefit Base is reduced to zero;

f)	the policy anniversary nearest the Insured’s attainment of age 70 when no withdrawals were taken after the end of the Waiting Period;

g)	an elective increase in face amount after the Guaranteed Withdrawal Period had commenced;

h)	payment of any accelerated death benefit amount; or

i)	the Monthly Anniversary which coincides with or next follows (i) the receipt at Penn Mutual’s home office of a written request by the owner to terminate this Agreement, and (ii) the return of this Policy for the appropriate endorsement after the end of the Waiting Period.

Electing this Agreement Limits the Availability of Other Supplemental Benefit Riders — If you choose this Guaranteed Withdrawal Benefit Agreement, you will not be able to elect the following riders:

•	Accidental Death Benefit;

•	Guaranteed Option to Increase Specified Amount;

•	Guaranteed Continuation of Policy;

•	Return of Premium Term Insurance; or

•	Additional Insured Term Insurance.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthiversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement include the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement are based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $5,000.

The monthly deductions under the Policy may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix D.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Overloan Protection Benefit Agreement

This Agreement allows the policyholder to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.5% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values in the subaccounts of the Separate Account to the fixed income account, which will then be credited with interest;

•	all supplemental agreements attached to the Policy will be terminated, except for the Option to Extend the Maturity Date agreement;

•	no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•	no further changes may be made to the Policy.

This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

Accelerated Death Benefit Agreement

The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•

The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

•

The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $250;

•	no more than four partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•	during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specific amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance. If you have increased the initial specified amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/

Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus

(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax advisor prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in specified amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, PA 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the producer of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the producer of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions, including instructions from the producer of record, communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

HOW DOES PENN MUTUAL COMMUNICATE WITH ME?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

DO I HAVE THE RIGHT TO CANCEL THE POLICY?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the “free look” period. At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher

Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Bingham McCutchen LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales), 3% on premiums paid during the second through fifteenth policy years, and 2.0% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and a 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by the FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also producers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

APPENDIX A

Sample Minimum Initial Premiums

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Issue Age of Insured	Sex of Insured	Base Death Benefit	Minimum Initial Premium
25	M	$50,000	$359
30	F	$75,000	$496
35	M	$75,000	$584
40	F	$100,000	$859
45	M	$100,000	$1,124
50	F	$100,000	$1,185
55	M	$100,000	$1,658
60	F	$75,000	$1,362
65	M	$75,000	$2,156
70	F	$50,000	$1,641

A-1

APPENDIX B

Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-40	250%	51	178%	62	126%	73	109%	84	105%
41	243%	52	171%	63	124%	74	107%	85	105%
42	236%	53	164%	64	122%	75	105%	86	105%
43	229%	54	157%	65	120%	76	105%	87	105%
44	222%	55	150%	66	119%	77	105%	88	105%
45	215%	56	146%	67	118%	78	105%	89	105%
46	209%	57	142%	68	117%	79	105%	90	105%
47	203%	58	138%	69	116%	80	105%	91	104%
48	197%	59	134%	70	115%	81	105%	92	103%
49	191%	60	130%	71	113%	82	105%	93	102%
50	185%	61	128%	72	111%	83	105%	94-99	101%
Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	417.61%	53	240.32%	69	156.24%	85	119.81%
20	699.48%	37	403.76%	54	233.12%	70	152.83%	86	118.55%
21	679.26%	38	390.40%	55	226.22%	71	149.57%	87	117.38%
22	659.36%	39	377.52%	56	219.61%	72	146.49%	88	116.28%
23	639.73%	40	365.11%	57	213.30%	73	143.58%	89	115.23%
24	620.39%	41	353.15%	58	207.25%	74	140.85%	90	114.21%
25	601.33%	42	341.65%	59	201.45%	75	138.30%	91	113.20%
26	582.53%	43	330.57%	60	195.91%	76	135.91%	92	112.17%
27	564.06%	44	319.91%	61	190.60%	77	133.67%	93	111.08%
28	545.97%	45	309.63%	62	185.53%	78	131.57%	94	109.92%
29	528.29%	46	299.75%	63	180.70%	79	129.58%	95	108.65%
30	511.04%	47	290.24%	64	176.09%	80	127.70%	96	107.27%
31	494.24%	48	281.10%	65	171.71%	81	125.91%	97	105.80%
32	477.93%	49	272.29%	66	167.55%	82	124.22%	98	104.25%
33	462.11%	50	263.82%	67	163.60%	83	122.64%	99	102.60%
34	446.78%	51	255.67%	68	159.83%	84	121.17%	100	100.00%
35	431.94%	52	247.84%

Female Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	468.31%	53	270.97%	69	171.23%	85	122.77%
20	796.54%	37	452.83%	54	262.85%	70	166.87%	86	121.08%
21	771.20%	38	437.93%	55	255.03%	71	162.66%	87	119.50%
22	746.54%	39	423.58%	56	247.50%	72	158.63%	88	118.03%
23	722.57%	40	409.78%	57	240.24%	73	154.80%	89	116.64%
24	699.24%	41	396.51%	58	233.24%	74	151.16%	90	115.32%
25	676.63%	42	383.77%	59	226.46%	75	147.74%	91	114.03%
26	654.62%	43	371.51%	60	219.89%	76	144.52%	92	112.76%
27	633.28%	44	359.71%	61	213.54%	77	141.49%	93	111.49%
28	612.56%	45	348.34%	62	207.41%	78	138.64%	94	110.17%
29	592.47%	46	337.38%	63	201.52%	79	135.95%	95	108.79%
30	572.99%	47	326.82%	64	195.89%	80	133.39%	96	107.34%
31	554.12%	48	316.63%	65	190.51%	81	130.98%	97	105.82%
32	535.83%	49	306.81%	66	185.37%	82	128.71%	98	104.26%
33	518.10%	50	297.34%	67	180.47%	83	126.58%	99	102.60%
34	500.93%	51	288.22%	68	175.76%	84	124.60%	100	100.00%
35	484.36%	52	279.43%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	342.96%	53	206.34%	69	144.93%	85	118.30%
20	567.36%	37	331.98%	54	201.00%	70	142.45%	86	117.35%
21	551.35%	38	321.41%	55	195.91%	71	140.09%	87	116.44%
22	535.65%	39	311.26%	56	191.05%	72	137.84%	88	115.56%
23	520.14%	40	301.52%	57	186.43%	73	135.71%	89	114.71%
24	504.81%	41	292.18%	58	182.01%	74	133.71%	90	113.85%
25	489.67%	42	283.23%	59	177.78%	75	131.84%	91	112.97%
26	474.70%	43	274.66%	60	173.72%	76	130.10%	92	112.04%
27	459.94%	44	266.46%	61	169.84%	77	128.48%	93	111.02%
28	445.46%	45	258.59%	62	166.14%	78	126.96%	94	109.89%
29	431.30%	46	251.07%	63	162.61%	79	125.52%	95	108.65%
30	417.48%	47	243.85%	64	159.26%	80	124.15%	96	107.27%
31	404.05%	48	236.93%	65	156.08%	81	122.84%	97	105.80%
32	391.02%	49	230.29%	66	153.08%	82	121.59%	98	104.25%
33	378.39%	50	223.92%	67	150.23%	83	120.42%	99	102.60%
34	366.17%	51	217.79%	68	147.52%	84	119.32%	100	100.00%
35	354.36%	52	211.94%

Female Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	413.45%	53	247.46%	69	163.93%	85	121.86%
20	700.22%	37	400.10%	54	240.74%	70	160.19%	86	120.34%
21	677.90%	38	387.29%	55	234.28%	71	156.56%	87	118.94%
22	656.20%	39	375.01%	56	228.06%	72	153.07%	88	117.61%
23	635.13%	40	363.24%	57	222.06%	73	149.74%	89	116.35%
24	614.65%	41	351.98%	58	216.25%	74	146.59%	90	125.11%
25	594.81%	42	341.22%	59	210.60%	75	143.63%	91	113.90%
26	575.52%	43	330.93%	60	205.10%	76	140.85%	92	112.70%
27	556.84%	44	321.06%	61	199.75%	77	138.24%	93	111.46%
28	538.74%	45	311.58%	62	194.58%	78	135.78%	94	110.17%
29	521.19%	46	302.46%	63	189.59%	79	133.44%	95	108.79%
30	504.21%	47	293.69%	64	184.82%	80	131.22%	96	107.34%
31	487.80%	48	285.25%	65	180.27%	81	129.11%	97	105.82%
32	471.91%	49	277.11%	66	175.93%	82	127.12%	98	104.26%
33	456.54%	50	269.27%	67	171.78%	83	125.23%	99	102.60%
34	441.67%	51	261.73%	68	167.79%	84	123.48%	100	100.00%
35	427.33%	52	254.46%

APPENDIX C

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Non-Tobacco (Policy Years 1-5)				Non-Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.07	0.06	0.07	0.04	0.03	0.04
10	0.07	0.06	0.07	0.04	0.03	0.04
15	0.08	0.07	0.08	0.04	0.04	0.04
20	0.07	0.07	0.07	0.04	0.04	0.04
25	0.09	0.09	0.09	0.05	0.05	0.05
30	0.10	0.09	0.10	0.05	0.05	0.05
35	0.12	0.11	0.12	0.06	0.06	0.06
40	0.15	0.13	0.14	0.08	0.07	0.07
45	0.18	0.14	0.17	0.09	0.07	0.09
50	0.18	0.16	0.18	0.09	0.08	0.09
55	0.18	0.17	0.18	0.09	0.09	0.09
60	0.21	0.17	0.20	0.11	0.09	0.10
65	0.24	0.17	0.23	0.12	0.09	0.12
70	0.26	0.21	0.25	0.13	0.11	0.13
75	0.27	0.24	0.26	0.14	0.12	0.13
80	0.27	0.24	0.26	0.14	0.12	0.13
85	0.27	0.24	0.26	0.14	0.12	0.13

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Tobacco (Policy Years 1-5)				Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.07	0.06	0.07	0.04	0.03	0.04
10	0.07	0.06	0.07	0.04	0.03	0.04
15	0.08	0.07	0.08	0.04	0.04	0.04
20	0.09	0.08	0.09	0.05	0.04	0.05
25	0.11	0.10	0.11	0.06	0.05	0.06
30	0.13	0.10	0.12	0.07	0.05	0.06
35	0.14	0.12	0.14	0.07	0.06	0.07
40	0.17	0.14	0.16	0.09	0.07	0.08
45	0.20	0.15	0.19	0.10	0.08	0.10
50	0.20	0.17	0.19	0.10	0.09	0.10
55	0.20	0.18	0.20	0.10	0.09	0.10
60	0.23	0.19	0.22	0.12	0.10	0.11
65	0.26	0.20	0.25	0.13	0.10	0.13
70	0.28	0.23	0.27	0.14	0.12	0.14
75	0.29	0.26	0.28	0.15	0.13	0.14
80	0.29	0.26	0.28	0.15	0.13	0.14
85	0.29	0.26	0.28	0.15	0.13	0.14

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

C-1

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Initial Face Amount

All Policies*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.08	0.07	0.08	0.08	0.07	0.08
10	0.08	0.07	0.08	0.08	0.07	0.08
15	0.10	0.08	0.09	0.10	0.08	0.09
20	0.08	0.07	0.08	0.10	0.08	0.10
25	0.10	0.09	0.09	0.12	0.10	0.11
30	0.10	0.09	0.10	0.13	0.10	0.13
35	0.13	0.11	0.12	0.16	0.13	0.15
40	0.15	0.13	0.14	0.19	0.15	0.18
45	0.18	0.15	0.17	0.23	0.17	0.22
50	0.22	0.18	0.21	0.28	0.21	0.27
55	0.28	0.23	0.27	0.29	0.26	0.29
60	0.29	0.28	0.29	0.29	0.29	0.29
65	0.29	0.29	0.29	0.29	0.29	0.29
70	0.29	0.29	0.29	0.29	0.29	0.29
75	0.29	0.29	0.29	0.29	0.29	0.29
80	0.29	0.29	0.29	0.29	0.29	0.29
85	0.29	0.29	0.29	0.29	0.29	0.29

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

C-2

APPENDIX D

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Term Insurance Benefit

Supplemental Term Insurance Rider*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.13	0.12	0.13	0.13	0.12	0.13
10	0.13	0.12	0.13	0.13	0.12	0.13
15	0.15	0.13	0.14	0.15	0.13	0.14
20	0.13	0.12	0.13	0.15	0.13	0.15
25	0.15	0.14	0.14	0.17	0.15	0.16
30	0.15	0.14	0.15	0.18	0.15	0.18
35	0.18	0.16	0.17	0.21	0.18	0.20
40	0.20	0.18	0.19	0.24	0.20	0.23
45	0.23	0.20	0.22	0.28	0.22	0.27
50	0.27	0.23	0.26	0.33	0.26	0.32
55	0.33	0.28	0.32	0.34	0.31	0.34
60	0.34	0.33	0.34	0.34	0.34	0.34
65	0.34	0.34	0.34	0.34	0.34	0.34
70	0.34	0.34	0.34	0.34	0.34	0.34
75	0.34	0.34	0.34	0.34	0.34	0.34
80	0.34	0.34	0.34	0.34	0.34	0.34
85	0.34	0.34	0.34	0.34	0.34	0.34

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

D-1

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2014, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I’s Investment Company Act registration number is 811-05006.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Cornerstone VUL IV is issued by The Penn Mutual Life Insurance Company on Policy form VU-01(S) and VU-01(U) and state variations thereof.

© 2014 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM6464

05/14

PennMutual

Prospectus

Penn Mutual
Variable Life Account I

May 1, 2014

Diversified Growth®
Variable Universal Life Insurance

PROSPECTUS

FOR

DIVERSIFIED GROWTH VUL

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides options in a Fixed Account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management
Limited Maturity Bond Fund	Independence Capital Management
Quality Bond Fund	Independence Capital Management
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	MFS Investment Management
Large Core Growth Fund	Wells Capital Management Incorporated
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Management Inc.
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Independence Capital Management
Moderately Aggressive Allocation Fund	Independence Capital Management
Moderate Allocation Fund	Independence Capital Management
Moderately Conservative Allocation Fund	Independence Capital Management
Conservative Allocation Fund	Independence Capital Management

Please note that the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2014

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the flexible premium adjustable variable life insurance policy (the “Policy”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

•	Pages 5 to 12 provide tables showing fees and charges under the Policy.

•	Pages 13 to 15 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 16 to 43 provide additional information about the Policy, in question and answer format.

•

Pages 43 to 45 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds to which Policy reserves may be allocated.

•

Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

•	Appendix E, which is at the end of the prospectus and is referred to in the prospectus, describes the Fixed Account Options which are available under the Policy.

**********

The prospectus of the Penn Series Funds that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the prospectus carefully before you invest.

2

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a variety of fixed interest options where the value will accumulate interest.

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

No-Lapse Feature — If the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. The specified period will in any case be no less than 5 years. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

Investment Options — The Policy allows you to allocate your policy value to the different investment options listed on page 1 of this prospectus.

Fixed Account Options — In addition to the investment options described above, the Policy allows you to allocate your policy value to a variety of Fixed Account Options which are described in Appendix E.

Transfers — Within limitations, you may transfer investment amounts from one investment option to another and to and from the Fixed Account Options. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be in-force at the same time. For Traditional Loans, funds will be transferred from the investment options or the Fixed Account Options into a loan account. Interest on Traditional Loans will be charged at a rate of 4.0% and is payable at the end of each policy year. Indexed Loans are described in Appendix E. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” You may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to income tax, but may be subject to Federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains

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remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 9 policy years or within 9 years of an increase in the specified amount of insurance.

Investment Performance — The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. A comprehensive discussion of the investment risks of each of the funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you fully surrender your Policy for cash within the first 9 policy years or within 9 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have a 9-year surrender charge schedule attached to it.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

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FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid.	4.0% of premium payments.[2]
Premium and Federal (DAC) Taxes	When a premium is paid.	3.5% of premium payments.
Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) the “maximum surrender charge premium”, and (iii) $45.00 per $1,000 of specified amount.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) $16.20 per $1,000 of specified amount[3], and (iii) $45.00 per $1,000 of specified amount.
Partial Surrender Charge	When you partially surrender your Policy.	Partial surrenders: Lesser of $25 or 2.0% of the amount surrendered.
Transfer Charge

Maximum Charge	When you make a transfer.	$10.00

Current Charge	When you make a transfer.	$0.00[4]
Traditional Loans[5]

Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).

Net Interest Charge[6]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[7]

Indexed Loans[8]	End of each policy year.	Annual rate of 6.0%
Gross Interest Charge

1	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.
2	The sales charge imposed on premiums (load) is currently reduced to 1.5%.
3	The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy. Commencing in the second policy year and continuing through the ninth policy year, the deferred sales charge decreases each year, after which there is no longer a charge. The surrender charge shown may not be representative of the charge you would pay.
4	No transaction fee is currently imposed for making a transfer among Funds and/or the Fixed Account Options. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

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5	You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the Fixed Account Options on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.
6	“Net Interest Charge” for a Traditional Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.
7	The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter
8	You may borrow up to 95% of your cash surrender value allocated to the Indexed Fixed Account. The minimum amount you may borrow is $250. The amount borrowed under the Indexed Loan option remains in the Indexed Fixed Account and is credited interest in the same manner as the un-loaned portion of the Indexed Fixed Account segment. See What Is a Policy Loan? in this prospectus and Appendix E for additional information about Policy Loans.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the Funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges[1]:

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.02 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.22 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.10 per $1,000 of net amount at risk.
Mortality and Expense Risk Charge:
Mortality and Expense Risk Face Amount Charge	Monthly	For first 120 months following the policy date or an increase in a policy’s specified amount, the charges range from a maximum of $0.95 per $1,000 of specified amount of insurance, to a minimum of $0.12 per $1,000 of specified amount of insurance.[2]

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.29 per $1,000 of initial specified amount of insurance.

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Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the specified amount, $0.26 per $1,000 of initial specified amount of insurance. For months 61 through 120 following the policy date or an increase in the specified amount, $0.13 per $1,000 of initial specified amount of insurance.
Mortality and Expense Risk Asset Charge	Monthly	0.60% annually of the first $50,000 of policy value and 0.30% annually of the policy value in excess of that amount.[3]
Administrative Charges:	Monthly	$9.00[4]

1.	The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Cost of Insurance in this prospectus.
2.	The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.11 per $1,000 of initial specified amount of insurance to $0.93 per $1,000 of initial specified amount of insurance. For months 61 through 120 following the policy date, the charges range from $0.06 per $1,000 of initial specified amount of insurance up to $0.47 per $1,000 of initial specified amount of insurance. In New York, the mortality and expense risk face amount charges during months 61 through 120 are currently zero. The charge on an additional specified amount of insurance is similarly reduced.
3.	This charge is currently reduced, for the first 120 months following the policy date, to 0.35% annually of the first $25,000 of policy value and 0.05% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Change in this prospectus for additional information about this charge.
4.	The charge is currently reduced to $8.00.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

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The mortality and expense risk face amount charges vary depending on the individual circumstances of the insured. All charges shown in these tables which are based on the individual circumstances of an insured may not be representative of the charge you would pay. Information concerning your charge is available upon request from our administrative offices.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Accidental Death Benefit:
Cost of Insurance[1]

Current and Maximum Charges	Monthly	Maximum of $0.11 to minimum of $0.05, per $1,000 of accidental death benefit.

Charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.06 per $1,000 of accidental death benefit.
2. Additional Insured Term Insurance Agreement:
Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.04 per $1,000 of additional insured term insurance benefit.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.03 per $1,000 of additional insured term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.19 per $1,000 of additional insured term insurance benefit.

Current Charge	Monthly	$0.15 per $1,000 of additional insured term insurance benefit.
Administrative Charges

First year of Agreement and first year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.
3. Business Accounting Benefit[2]:

First nine years of the Policy and first nine years after an increase in the specified amount of insurance	Monthly	$0.03 per $1,000 of original or increase in specified amount of insurance.
4. Children’s Term Insurance Agreement:
Cost of Insurance Charges[1]

Maximum Charge	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Current Charge	Monthly	$0.15 per $1,000 of children’s term insurance benefit.
5. Disability Waiver of Monthly Deduction:
Cost of Insurance Charges[1]
Maximum Charges	Monthly	Maximum of $0.60 to minimum of $0.01 per $1,000 of net amount at risk.
Current Charges	Monthly	Maximum of $0.32 to minimum of $0.01 per $1,000 of net amount at risk.
Charge for a representative non-tobacco male insured, age 45
Maximum Charge	Monthly	$0.05 per $1,000 of net amount at risk.
Current Charge	Monthly	$0.03 per $1,000 of net amount at risk.
6. Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:
Disability Waiver of Monthly Deduction
Cost of Insurance Charges[1]
Maximum Charges	Monthly	Maximum of $0.60 to minimum of $0.01 per $100 of net amount at risk.
Current Charges	Monthly	Maximum of $0.32 to minimum of $0.01 per $100 of net amount at risk.
Charge for a representative non-tobacco male insured, age 45
Maximum Charge	Monthly	$0.05 per $1,000 of net amount at risk.
Current Charge	Monthly	$0.03 per $1,000 of net amount at risk.
Disability Monthly Premium Deposit
Cost of Insurance Charges[1]
Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.
Charge for a representative non-tobacco male insured, age 45
Current and Maximum Charge	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
7. Extended No-Lapse Guarantee Rider:[4]
Cost of Insurance Charges
Current and Maximum Charge	Monthly	Maximum of $0.12 to minimum of $0.04 per $1,000 of specified amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Agreements.
Charge for representative non-tobacco male insured, age 45
Current and Maximum Charge	Monthly	$0.12 per $1,000 of specified amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Agreements or Additional Term Insurance Agreements.
8. Cash Value Enhancement Rider[2]:
Current and Maximum Charge	Monthly	$0.20 per $1,000 of specified amount for the first 60 policy months.
Charge for a representative non-tobacco male insured, age 45
Current and Maximum Charge	Monthly	$0.20 per $1,000 of specified amount for the first 60 policy months.
9. Guaranteed Option to Increase Specified Amount:
Cost of Insurance Charges[1]
Current and Maximum Charge	Monthly	Maximum of $0.15 to minimum of $0.04 per $1,000 of guaranteed option amount.
Charge for a representative non-tobacco male insured, age 25
Current and Maximum Charge	Monthly	$0.11 per $1,000 of guaranteed option amount.
10.Return of Premium Term Insurance:
Cost of Insurance Charges[1]
Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.02 per $1,000 of term insurance.
Current Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of term insurance.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non- tobacco male insured, age 45
Maximum Charge	Monthly	$0.22 per $1,000 of term insurance.
Current Charge	Monthly	$0.10 per $1,000 of term insurance.
11.Supplemental Term Insurance Agreement[3] :
Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase	When the Policy is surrendered.

The Maximum Deferred Sales Charge for the policy is modified for this agreement as follows:

90% of the lesser of (i) the total premium paid in the first policy year, (ii) the “maximum surrender charge premium[3] “, and (iii) $45.00 per $1,000 of the specified amount of the policy plus Term Insurance Benefit.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) $16.20 per $1,000 of the specified amount of the policy plus the Term Insurance Benefit[3], and (iii) $45.00 per $1,000 of the specified amount of the policy plus the Term Insurance Benefit.
Cost of Insurance Charges[1]
Current and Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of net amount at risk attributable to the term insurance benefit.
Charge for a representative non-tobacco male insured, age 45
Maximum Charge	Monthly	$0.22 per $1,000 of net amount at risk attributable to the term insurance benefit.
Current Charge	Monthly	$0.13 per $1,000 of net amount at risk attributable to the term insurance benefit.
Mortality and Expense Risk Face Amount Charge
Current and Maximum Charges	Monthly	For the first 60 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $0.93 per $1,000 of the term insurance benefit to a minimum of $0.11 per $1,000 of the term insurance benefit.

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Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 45
Current and Maximum Charge	Monthly	$0.26 per $1,000 of the term insurance benefit.
12.Supplemental Exchange Agreement:
Current and Maximum Charges	Monthly	No charge.
13.Overloan Protection Benefit Agreement:
Current and Maximum Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.
14.Accelerated Death Benefit:
Current and Maximum Charge	When Benefit is Exercised	One time charge of 12 months worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.
14.Chronic Illness Accelerated Benefit:
Current and Maximum Charge	No charge	No charge

1.	The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.
2.	This rider is not available to all persons. See What Are the Supplemental Benefit Riders That I Can Buy? — Business Accounting Benefit or What Are the Supplemental Benefit Riders That I Can Buy? — Cash Value Enhancement Rider in this prospectus for additional information.
3.	For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the specified amount in the Policy.
4.	While the Extended No-Lapse Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month.

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The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.40%	1.68%

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The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

Fund(1)	Investment Advisory Fees		Other Expenses		Acquired Fund Fees and Expenses	Total Fund Expenses	Less Fee Waivers; Plus Recouped Fees		Net Fund Expenses
Money Market	0.33%	(2),(3)	0.29%		0.00%	0.62%	0.00%		0.62%
Limited Maturity Bond	0.46%	(3)	0.27%		0.01%	0.74%	0.00%		0.74%
Quality Bond	0.44%	(3)	0.25%		0.02%	0.71%	0.00%		0.71%
High Yield Bond	0.56%	(3)	0.32%		0.00%	0.88%	0.00%		0.88%
Flexibly Managed	0.70%	(3)	0.23%		0.00%	0.93%	0.00%		0.93%
Balanced	0.00%		0.22%		0.51%	0.73%	0.00%		0.73%
Large Growth Stock	0.72%	(3)	0.28%		0.00%	1.00%	0.00%		1.00%
Large Cap Growth	0.55%		0.35%		0.00%	0.90%	-0.01%	(4)	0.89%
Large Core Growth	0.60%		0.28%		0.00%	0.88%	0.00%		0.88%
Large Cap Value	0.67%	(3)	0.27%		0.00%	0.94%	0.00%		0.94%
Large Core Value	0.67%	(3)	0.27%		0.00%	0.94%	0.00%		0.94%
Index 500	0.13%	(3)	0.27%		0.00%	0.40%	0.00%		0.40%
Mid Cap Growth	0.70%		0.28%		0.00%	0.98%	0.01%	(5)	0.99%
Mid Cap Value	0.55%		0.27%		0.01%	0.83%	0.00%		0.83%
Mid Core Value	0.72%		0.36%		0.04%	1.12%	0.00%		1.12%
SMID Cap Growth	0.75%		0.32%		0.00%	1.07%	0.00%		1.07%
SMID Cap Value	0.95%		0.30%		0.00%	1.25%	0.00%		1.25%
Small Cap Growth	0.75%		0.32%		0.00%	1.07%	0.00%		1.07%
Small Cap Value	0.72%	(3)	0.28%		0.08%	1.08%	0.01%	(5)	1.09%
Small Cap Index	0.30%		0.41%		0.10%	0.81%	0.00%		0.81%
Developed International Index	0.30%		0.51%	(6)	0.00%	0.81%	0.00%		0.81%
International Equity	0.85%	(3)	0.30%	(6)	0.00%	1.15%	0.00%		1.15%
Emerging Markets Equity	1.18%		0.50%	(6)	0.00%	1.68%	0.00%		1.68%
Real Estate Securities	0.70%		0.29%		0.00%	0.99%	0.00%		0.99%
Aggressive Allocation	0.12%	(3)	0.23%		0.98%	1.33%	0.00%		1.33%
Moderately Aggressive Allocation	0.12%	(3)	0.21%		0.92%	1.25%	0.00%		1.25%
Moderate Allocation	0.12%	(3)	0.21%		0.86%	1.19%	0.00%		1.19%
Moderately Conservative Allocation	0.12%	(3)	0.22%		0.79%	1.13%	0.00%		1.13%
Conservative Allocation	0.12%	(3)	0.23%		0.70%	1.05%	0.00%		1.05%

(1)	There is an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds. Further, this agreement is expected to continue through April 30, 2015. The agreement may be terminated by a majority vote of the Company’s Board of Directors for any reason and at any time. The agreement may also be terminated, effective as of the close of business on April 30, 2015, by the Fund’s investment adviser and Penn Mutual, upon at least sixty days’ prior written notice or such shorter notice period as approved by a majority vote of the Company’s Board of Directors and Independent Directors (the Directors who are not “interested persons” of the Fund) voting separately. Unless terminated, this agreement will continue in effect from year to year for successive one-year periods. Under this agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive their fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or the Fund’s investment adviser for amounts previously waived or reimbursed by Penn Mutual and the investment adviser, if any, during the Fund’s preceding three fiscal years.

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Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation	0.34%
Index 500	0.42%	Moderate Allocation	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.35%
Mid Cap Value	0.83%	Conservative Allocation	0.38%
Mid Core Value	1.11%

(2)	The Money Market Fund’s actual total operating expenses for the most recent year were less than the Fund’s Expense Limitation amount shown above because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse the Fund’s investment adviser or Penn Mutual for previously waived or reimbursed fees and expenses.
(3)	The Investment Advisory Fee of each Fund, except the Small Cap Value Fund, has been restated to reflect an increase in the Fund’s Investment Advisory Fee approved by Fund shareholders on February 13, 2014. The Small Cap Value Fund’s Investment Advisory Fee has been restated to reflect a decrease in its Investment Advisory Fee.
(4)	Pursuant to the expense limitation agreement, Penn Mutual and the Fund’s investment adviser waived fees and/or reimbursed expenses in the amount of 0.01% of average daily net assets during the fiscal year ended 2013.
(5)	Pursuant to the expense limitation agreement, 0.01% of the previously waived advisory fees for each of the Mid Cap Growth Fund and Small Cap Value Fund was recouped by Penn Mutual and/or by the Fund’s investment adviser during the fiscal year ended 2013.
(6)	The Fund’s Other Expenses have been restated to reflect a reduction of certain Other Expenses.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

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QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

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What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the Funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the Funds listed on the first page of this prospectus) and to the Fixed Account Options where the value will accumulate interest.

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to subaccounts of the Separate Account and to the Fixed Account Options

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized producers. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, the initial premium payment must be received, and all underwriting and administrative requirements must be met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (“Net Policy Value”), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

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What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code of 1986, as amended (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The policy specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also chose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

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You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

No-Lapse Feature

Your Policy will remain in force during the no-lapse period, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The no-lapse period is determined at issue and is the earlier of 20 years or to the policy anniversary nearest the insured’s attained age 80, with a minimum of 5 years.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate ( i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one of the Fixed Account Options to a subaccount of the Separate Account, or from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt. The number of accumulation units credited is determined by dividing the amount allocated or

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transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established and is valued each day shares of the Fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)	is the net asset value per share of the Fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the Fund held in the subaccount as of the end of the last prior valuation period.

For information on how amounts are credited to the Fixed Account Options, see Appendix E.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the “specified amount” of insurance. The minimum specified amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

For purposes of both death benefits, policy value includes amounts in the subaccounts of the Separate Account and/or the Fixed Account Options, including the Indexed Fixed Account.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100.1% when the insured attains ages 96 through 121. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in Appendix B.

If the investment performance of the investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

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Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the specified amount of insurance must be at least $50,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the specified amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

You may decrease the specified amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the specified amount; and

•	any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Benefits That I Can Buy? — Supplemental Exchange Agreement in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

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What Is the Value of My Policy?

You may allocate or transfer your policy value to the subaccounts of the Separate Account and/or the Fixed Account Options, including the Indexed Fixed Account.

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the Funds held in the subaccount.

The amount you allocate to the Traditional and Holding Fixed Accounts will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call, visit our website, or write to us. Amounts you allocate to the Indexed Fixed Account and hold for a five-year period will earn at least 0% annually with a cumulative guarantee of 2% over the five-year period. Amounts you allocate to any of the Fixed Account Options will not be subject to the mortality and expense risk charge described later in this section or to Fund expenses. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account Options;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

Policy Value Enhancement

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.15% of your policy value less any policy value held as collateral for a policy loan. The policy value enhancement will be applied pro-rata across the subaccounts of the Separate Account and the Fixed Account Options. It is applicable only to non-loaned values and not applicable to policy values inside the special loan account. For example, if your policy value during your 11th policy year averaged $1,000,000, you would receive a policy value enhancement of $1,000 during that year. Assuming the same facts, but $100,000 of policy value has been transferred to the special loan account, the policy value enhancement would be $900.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

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Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the Fixed Account Options except for the Holding Fixed Account.

To make transfers, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the Traditional Fixed Account option only during the 30 day period following the end of each policy year;

•	transfers from the Indexed Fixed Account may be made only on the anniversary of an allocation of an amount to the Indexed Fixed Account; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long–term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance — dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading. Please

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review the underlying funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US Mail, containing the policy owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

3.	Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the Traditional Fixed Account and Indexed Fixed Account options in the Fixed Account. If you wish to make transfers into the Indexed Fixed Account, money will be transferred into the Holding Fixed Account until the next monthly policy anniversary, when it will then be allocated into the Indexed Fixed Account. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the money market investment option for up to 60 months. For policies issued prior to April 1, 2009, all transfers occur on the 15th of the month. For policies issued April 1, 2009 and later, all transfers occur on the monthly anniversary. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market. To begin the program, each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options or the Fixed Account Options that you select. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging

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fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. For policies issued prior to April 1, 2009, the account operates on a twelve-month cycle beginning on the 15th of each month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. Note that if your monthly policy anniversary date is not the 15th of the month and you selected the Indexed Fixed Account to receive transfers from the twelve-month dollar cost averaging fixed account, transfers will be made to the Holding Fixed Account on the 15th of the month and then automatically transferred to the Indexed Fixed Account on the subsequent monthly policy anniversary. For policies issued April 1, 2009 and later, the account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Separate Account and the Fixed Account Options including the Indexed Fixed Account is subject to the fees and charges described below, including the Monthly Deduction (other than the Mortality and Expense Risk Asset Charge), the Transfer Charge, the Surrender Charge and the Partial Surrender Charge.

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Premium Charge — 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

•	Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The

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insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a standard tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a standard, preferred, or preferred plus non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and the Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and the Fixed Account Options.

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Administrative Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment options and Fixed Account Options.

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Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

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This charge has two parts:

(1)	Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase. The charge is equal to the current rate stated in Appendix C to this prospectus times each $1,000 of the initial and the increased specified amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. Current and guaranteed rates for the specified amount component are shown in Appendix C. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and Fixed Account Options.

(2)	Mortality and Expense Risk Asset Charge. The current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.35% of the first $25,000 of policy value, plus an annual rate of 0.05% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your investment options.

For policies issued in the State of Maryland, these charges are labeled as (1) Monthly Charge per $1,000 of Specified Amount, and (2) Monthly Policy Value Charge.

•	Optional Supplemental Benefit Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among Funds and/or the Fixed Account Options if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 9 policy years or within 9 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 9 policy years, the surrender charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a)	is the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b)	is the total premium paid in the first 12 months from issue;

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(c)	is $45.00 per $1,000 of initial amount of insurance; and

(d)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 9 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a)	is the maximum surrender charge premium based on the age and class of the Insured at the time of increase;

(b)	is the total premium paid in the first 12 months following the effective date of the increase;

(c)	is $45.00 per $1,000 of the amount of the increase in specified amount; and

(d)	is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1	1.00
2	0.89
3	0.78
4	0.67
5	0.56
6	0.45
7	0.34
8	0.23
9	0.12
10+	0.00

If the Policy is surrendered within the first 9 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

If the Policy is surrendered after the first 9 years, but within 9 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

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Policy Loan

For information concerning policy loans, including the associated charges, see What is a Policy Loan and the discussion of Indexed Loans in Appendix E.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy. Policy value allocated to the Separate Account and the Fixed Account Options, including the Indexed Fixed Account, is subject to these charges.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts described in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of

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the additional insured. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements. The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of three insureds under the plan. Under this Agreement, during the first nine policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original specified amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the specified amount of insurance during the first nine policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased specified amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement. This Agreement is not available with the Cash Value Enhancement Rider.

Cash Value Enhancement Agreement

This Agreement will provide higher early-duration cash surrender values for certain limited corporate market applications and will not be available for sale in the individual markets. The higher cash surrender values will be accomplished through a termination credit during the first five policy years while the Agreement is in force.

There are several limits to the use of this Agreement. The Policy must be sponsored by or owned by a business, a corporation, or a corporate trust. The corporation must be at least a partial beneficiary. If the Policy is in support of a corporate-sponsored non-qualified deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the policy application. A minimum of one life can be covered. If the Policy to which this Agreement is attached is exchanged for another policy or has its ownership changed to a life insurance company, the Agreement is terminated and the termination credit will not be applied.

The monthly deduction for this Agreement is a monthly administrative expense charge per $1,000 of specified amount assessed against the initial specified amount of the Policy and any initial Supplemental Term Insurance during each of the first five policy years. This charge is set to be $0.20 per month for all ages and rate classes. This Agreement is not available with the Business Accounting Benefit Agreement.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts described in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of rider specified amount without regard to the number of children, their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of rider specified amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

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Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

Extended No-Lapse Guarantee Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the Extended No-Lapse Guarantee requirement is satisfied. The Extended No-Lapse Guarantee requirement is satisfied if the premiums paid less withdrawals, accumulated at 5%, exceed the sum of the Extended No-Lapse Guarantee Premiums accumulated at 5%. The Extended No-Lapse Guarantee Premiums are based upon issue age, gender, rate class, and other policy benefits and is stated in the Policy. In addition, while this Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month. At the end of each policy month, we will allocate a pro-rated amount from the subaccounts of the Separate Account to the Indexed Fixed Account so that the allocation requirement is met. We reserve the right to modify the minimum percentage amount that must remain in the Indexed Fixed Account, but will only do so only for newly issued policies and for any increases in the Specified Amount requested by an existing policy owner. We will notify you of any percentage change before making any requested face amount increase.

The monthly deduction for this Agreement is a cost of insurance charge applied to the specified amount of insurance in the Policy, plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Insurance Agreements. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Accidental Death Benefit; Guaranteed Insurability Agreement or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. This option is subject to the provisions in the Agreement.

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Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement include the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement are based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

Option	1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Option	2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. The mortality and expense risk face amount charge will not exceed the maximum charges shown in the Additional Policy Specifications in the Policy. Both the current and guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix D.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

The surrender charges under the Policy will include a surrender charge for the term insurance added by the Agreement. The maximum surrender charge premium component of the surrender charge will be increased by the amount of the term insurance added by the Agreement multiplied by the unit maximum surrender charge premium at the issue age and rate class of the insured. The $45.00 per $1,000 component of the surrender charge will be modified to include the amount of the term insurance added by the Agreement along with the specified amount of the policy.

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.25%. multiplied by (a) divided by (b), where;

(a)	is the Term Insurance Benefit, and

(b)	is the sum of the Term Insurance Benefit and the Specified Amount of the policy

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The policy value enhancement will be applied pro-rata across the subaccounts of the Separate Account and the options of the Fixed Account. It is applicable only to non-loaned values and not applicable to policy values inside the special loan account.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance beyond the fifth policy year will be less with term insurance added by the Agreement. It also should be noted, however, that the total current charges in the first five policy years under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Overloan Protection Benefit Agreement

This Agreement allows the policy owner to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.5% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values in the subaccounts of the Separate Account to the Traditional Fixed Account, which will then be credited with interest;

•	all supplemental agreements attached to the Policy will be terminated;

•	no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•	no further changes may be made to the Policy.

•	This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

Accelerated Death Benefit Agreement

•	The Accelerated Death Benefit Agreement provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•	The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and

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South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

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The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Agreement is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

Chronic Illness Accelerated Benefit Rider

The Chronic Illness Accelerated Benefit Rider provides the Owner access to a portion of the death benefit when the Insured has been certified with a Chronic Illness. Death benefits and policy values will be reduced if an Accelerated Benefit is paid. The following provisions apply:

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The Owner may request the payment of the Accelerated Benefit Payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the rider is terminated. No more than 12 Accelerated Benefit Payments will be paid in a 12 month period. The Accelerated Benefit Payment must first be used to repay a pro rata share of any outstanding indebtedness.

•	Penn Mutual will limit the Accelerated Benefit Payment such that:

•	The Policy is not disqualified as life insurance according to Internal Revenue Code;

•

The Accelerated Benefit Payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

•

The maximum total amount of Accelerated Benefit Payments in a 12 month period, for all policies or riders under which the Insured is covered with the Company, will not exceed the least of 24% of the Eligible Amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Internal Revenue Code. The Per Diem Limitation further requires that the total aggregated benefits being received from all coverages do not exceed the IRS annual Per Diem amount, including benefits received from coverages not with Penn Mutual and reimbursements of costs for qualified long-term care services through insurance or otherwise. Accelerated Benefit Payments are determined after taking into account all other coverage and reimbursements;

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•	The maximum total amount of Accelerated Benefit Payments during the life of the Insured, for all policies or riders under which the Insured is covered with Penn Mutual, will not exceed $5,000,000; and

•	The death benefit remaining after an Accelerated Benefit Payment is not less than $50,000.

•	Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

•

Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 consecutive days; or

•	Requiring substantial supervision by another person for a period of at least 90 consecutive days to protect the Insured from threats to health and safety due to severe Cognitive Impairment.

•	Cognitive Impairment means deterioration or loss in intellectual capacity that is:

(1)	Comparable to (and includes) Alzheimer’s Disease and similar forms of irreversible dementia; and

(2)	Measured by clinical evidence and standardized tests which reliably measure impairment in:

(a)	Short term or long term memory; and

(b)	Orientation to people, places, or time; and

(c)	Deductive or abstract reasoning; and

(d)	Judgment as it relates to safety awareness.

•

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, Penn Mutual must receive written certification from a licensed health care practitioner that the Insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the Internal Revenue Service and Penn Mutual. The licensed health care practitioner shall not be the Insured, Owner, Beneficiary, or a relative thereof. Penn Mutual reserves the right to obtain at any time an additional opinion of the Insured’s condition from a licensed health care practitioner at Penn Mutual’s expense. Should this opinion differ from that of the Insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the Owner and Penn Mutual.

The Chronic Illness Accelerated Benefit Rider can be added to the Policy after issue subject to Penn Mutual restrictions.

State specific variations apply in regard to the amount and frequency of the benefit, as well as to the qualifying events for exercising the benefit. For more information contact your Penn Mutual representative or call our office.

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General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

We offer two policy loan options with this Policy: a Traditional Loan and an Indexed Loan. Indexed Loans, which are not available in New York, are described in Appendix E. You may only have one loan option in force at any time. Under both options, you may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.

For the Traditional Loan option, interest charged on the loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the Fixed Account Options on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time. Upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” The policy value is based on amounts allocated to the subaccounts of the Separate Account and/or the Fixed Account Options, including the Indexed Fixed Account.

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Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•	no more than twelve partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•	during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specified amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance. If you have increased the initial specified amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the Fixed Account Options in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and the Fixed Account Options on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

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How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under

38

the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

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All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax

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advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in specified amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, PA 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the producer of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the producer of

41

record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions, including instructions from the producer of record, communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the Funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 2% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

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In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the “free look” period. At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the Funds and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

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We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Bingham McCutchen LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales), 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and a 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer

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(along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also producers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

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APPENDIX A

Sample Minimum Initial Premiums

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Issue Age of Insured	Sex of Insured	Base Death Benefit	Minimum Initial Premium
25	M	$50,000	$145.00
30	F	$75,000	$212.25
35	M	$75,000	$285.00
40	F	$100,000	$438.00
45	M	$100,000	$680.00
50	F	$100,000	$800.00
55	M	$100,000	$1,300.00
60	F	$75,000	$1,126.50
65	M	$75,000	$2,062.50
70	F	$50,000	$1,117.50

A-1

APPENDIX B

Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-40	250%	52	171%	64	122%	76	105%	88	105%
41	243%	53	164%	65	120%	77	105%	89	105%
42	236%	54	157%	66	119%	78	105%	90	105%
43	229%	55	150%	67	118%	79	105%	91	104%
44	222%	56	146%	68	117%	80	105%	92	103%
45	215%	57	142%	69	116%	81	105%	93	102%
46	209%	58	138%	70	115%	82	105%	94	101%
47	203%	59	134%	71	113%	83	105%	95	101%
48	197%	60	130%	72	111%	84	105%	96-120	100.1%
49	191%	61	128%	73	109%	85	105%
50	185%	62	126%	74	107%	86	105%
51	178%	63	124%	75	105%	87	105%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Non-Tobacco & Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	460.84%	53	261.23%	69	167.34%	85	123.12%
20	788.97%	37	445.12%	54	253.14%	70	163.41%	86	121.52%
21	763.77%	38	429.94%	55	245.41%	71	159.64%	87	120.04%
22	739.19%	39	415.33%	56	238.05%	72	156.02%	88	118.67%
23	715.32%	40	401.25%	57	231.02%	73	152.60%	89	117.40%
24	692.10%	41	387.70%	58	224.31%	74	149.34%	90	116.22%
25	669.55%	42	374.67%	59	217.86%	75	146.24%	91	115.11%
26	647.66%	43	362.16%	60	211.65%	76	143.28%	92	114.03%
27	626.50%	44	350.15%	61	205.70%	77	140.46%	93	112.95%
28	606.06%	45	338.66%	62	200.03%	78	137.78%	94	111.84%
29	586.14%	46	327.65%	63	194.64%	79	135.26%	95	110.66%
30	566.69%	47	317.09%	64	189.54%	80	132.89%	96	109.36%
31	547.74%	48	306.95%	65	184.68%	81	130.67%	97	107.80%
32	529.29%	49	297.13%	66	180.06%	82	128.60%	98	105.87%
33	511.36%	50	287.65%	67	175.65%	83	126.66%	99+	103.36%
34	493.97%	51	278.49%	68	171.41%	84	124.83%
35	477.14%	52	269.68%

B-1

Female Non-Tobacco & Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	521.72%	53	293.32%	69	186.14%	85	131.25%
20	920.72%	37	503.79%	54	284.29%	70	181.46%	86	129.07%
21	888.67%	38	486.54%	55	275.64%	71	176.96%	87	126.97%
22	857.66%	39	469.91%	56	267.37%	72	172.65%	88	125.01%
23	827.75%	40	453.85%	57	259.46%	73	168.53%	89	123.18%
24	798.76%	41	438.36%	58	251.90%	74	164.58%	90	121.46%
25	770.77%	42	423.43%	59	244.66%	75	160.80%	91	119.78%
26	743.76%	43	409.05%	60	237.72%	76	157.19%	92	117.98%
27	717.69%	44	395.21%	61	231.05%	77	153.73%	93	116.14%
28	692.59%	45	381.90%	62	224.65%	78	150.41%	94	114.31%
29	668.40%	46	369.11%	63	218.49%	79	147.24%	95	112.47%
30	645.05%	47	356.83%	64	212.56%	80	144.19%	96	110.61%
31	622.50%	48	345.07%	65	206.86%	81	141.28%	97	108.62%
32	600.80%	49	333.79%	66	201.37%	82	138.54%	98	106.35%
33	579.87%	50	323.00%	67	196.09%	83	135.97%	99+	103.51%
34	559.72%	51	312.66%	68	191.02%	84	133.54%
35	540.33%	52	302.77%

B-2

APPENDIX C

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Non-Tobacco (Policy Years 1-5)				Non-Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	N/A	N/A	N/A
10	N/A	N/A	N/A	N/A	N/A	N/A
15	N/A	N/A	N/A	N/A	N/A	N/A
20	0.13	0.13	0.13	0.065	0.065	0.065
25	0.13	0.13	0.13	0.065	0.065	0.065
30	0.15	0.15	0.15	0.075	0.075	0.075
35	0.17	0.17	0.17	0.085	0.085	0.085
40	0.22	0.20	0.21	0.110	0.100	0.105
45	0.26	0.22	0.25	0.130	0.110	0.125
50	0.29	0.26	0.28	0.145	0.130	0.140
55	0.32	0.29	0.31	0.160	0.145	0.155
60	0.37	0.33	0.36	0.185	0.165	0.180
65	0.42	0.36	0.41	0.210	0.180	0.205
70	0.43	0.38	0.42	0.215	0.190	0.210
75	0.44	0.39	0.43	0.220	0.195	0.215
80	0.44	0.39	0.43	0.220	0.195	0.215
85	0.44	0.39	0.43	0.220	0.195	0.215
Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Tobacco (Policy Years 1-5)				Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.13	0.12	0.13	0.065	0.060	0.065
10	0.14	0.12	0.14	0.070	0.060	0.070
15	0.15	0.13	0.15	0.075	0.065	0.075
20	0.16	0.14	0.16	0.080	0.070	0.080
25	0.17	0.15	0.17	0.085	0.075	0.085
30	0.20	0.19	0.19	0.100	0.095	0.095
35	0.22	0.22	0.22	0.110	0.110	0.110
40	0.27	0.25	0.26	0.135	0.125	0.130
45	0.31	0.27	0.30	0.155	0.135	0.150
50	0.41	0.36	0.40	0.205	0.180	0.200
55	0.50	0.44	0.49	0.250	0.220	0.245
60	0.64	0.52	0.61	0.320	0.260	0.305
65	0.77	0.60	0.74	0.385	0.300	0.370
70	0.85	0.72	0.82	0.425	0.360	0.410
75	0.93	0.83	0.91	0.465	0.415	0.455
80	0.93	0.83	0.91	0.465	0.415	0.455
85	0.93	0.83	0.91	0.465	0.415	0.455

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

C-1

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Initial Face Amount

All Policies*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	0.13	0.13	0.13
10	N/A	N/A	N/A	0.14	0.13	0.14
15	N/A	N/A	N/A	0.15	0.14	0.15
20	0.15	0.15	0.15	0.17	0.16	0.17
25	0.15	0.15	0.15	0.19	0.19	0.19
30	0.17	0.17	0.17	0.22	0.22	0.22
35	0.19	0.19	0.19	0.24	0.24	0.24
40	0.24	0.22	0.24	0.29	0.26	0.28
45	0.29	0.25	0.28	0.33	0.29	0.32
50	0.33	0.29	0.32	0.42	0.37	0.41
55	0.36	0.32	0.35	0.51	0.44	0.50
60	0.42	0.36	0.40	0.65	0.55	0.63
65	0.47	0.40	0.46	0.79	0.65	0.76
70	0.49	0.42	0.47	0.87	0.75	0.85
75	0.50	0.43	0.49	0.95	0.85	0.93
80	0.50	0.43	0.49	0.95	0.85	0.93
85	0.50	0.43	0.49	0.95	0.85	0.93

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

C-2

APPENDIX D

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Term Insurance Benefit

Supplemental Term Insurance Rider*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	0.13	0.12	0.13
10	N/A	N/A	N/A	0.14	0.12	0.14
15	N/A	N/A	N/A	0.15	0.13	0.15
20	0.13	0.13	0.13	0.16	0.14	0.16
25	0.13	0.13	0.13	0.17	0.15	0.17
30	0.15	0.15	0.15	0.20	0.19	0.19
35	0.17	0.17	0.17	0.22	0.22	0.22
40	0.22	0.20	0.21	0.27	0.25	0.26
45	0.26	0.22	0.25	0.31	0.27	0.30
50	0.29	0.26	0.28	0.41	0.36	0.40
55	0.32	0.29	0.31	0.50	0.44	0.49
60	0.37	0.33	0.36	0.64	0.52	0.61
65	0.42	0.36	0.41	0.77	0.60	0.74
70	0.43	0.38	0.42	0.85	0.72	0.82
75	0.44	0.39	0.43	0.93	0.83	0.91
80	0.44	0.39	0.43	0.93	0.83	0.91
85	0.44	0.39	0.43	0.93	0.83	0.91

*	Representative figures shown. For issue ages not listed, please ask your registered representative.

D-1

APPENDIX E

Fixed Account Options

Premium payments allocated and policy value transferred to the Fixed Account Options become part of Penn Mutual’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts.

The Policy allows you to allocate your policy value to two fixed interest accounts. As described in the relevant sections of the prospectus to which this is Appendix E, policy value allocated to the Fixed Account Options, including the Indexed Fixed Account, in most respects is treated in the same manner as policy value allocated to the subaccounts of the Separate Account.

Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2%. Amounts intended to be allocated to the Indexed Fixed Account on dates other than a monthly policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 2%. On the subsequent monthly anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Account.

You may also allocate premium payments and policy value to the Indexed Fixed Account. The Indexed Fixed Account is comprised of a variety of different Segments, of five years in duration, containing Index Interest Credit Periods in which Index Credits are earned using a crediting strategy that is based on the change in value of the S&P500 Index. Each Segment is subject to a guaranteed minimum interest rate it will earn, a cap (maximum) percentage on the interest it can earn, and a guaranteed participation rate. In addition, each Index Interest Credit Period within a Segment is subject to a guaranteed minimum interest rate. The current cap percentage is 11.75%. The cap is the highest percentage which will be credited for a one-year period even if the change in value of the S&P500 Index is higher. The cap is subject to change at the Company’s discretion, but the guaranteed cap percentage cannot be lower than 4%. The guaranteed participation rate is 100%, which is the same as the current participation rate. For an Index Interest Credit Period, the guaranteed minimum interest rate is 0% (1% for PA) on an annual basis.

For a Segment, there is also a 2% cumulative guaranteed minimum annual interest rate over a five-year period. As discussed below, the applicability of this guarantee to a Segment is only determined at the end of the Segment. Accordingly, if there is a full or partial withdrawal from a Segment during its five year duration, the 2% guarantee will not result in any additional amounts being credited to your policy value.

Segments can be funded by premium payments, transfers from subaccounts of the Separate Account or the Traditional Fixed Account, or amounts retained from prior Segments due to a Segment Maturity. Segments are created on Segment Dates, which are monthly policy anniversaries.

Amounts intended for the Indexed Fixed Account can only be allocated into this account on a monthly policy anniversary. For premiums that are intended for allocation into the Indexed Fixed Account and are paid on a date other than a monthly policy anniversary, such premiums will be placed into the Holding Fixed Account, where interest will be credited until the next monthly policy anniversary. On the subsequent monthly policy anniversary following the allocation into the Holding Fixed Account, the amounts in this account will be automatically transferred into the Indexed Fixed Account.

When amounts are allocated to the Indexed Fixed Account, a Segment is created for that allocation with a Segment Duration equal to 5 years. During the Policy’s Segment Duration, Index Interest Credit Periods equal to 1 year in length are established to track the one-year performance of the S&P500 Index in order to determine the amount of interest credited to the account.

The index performance is equal to the growth in the S&P500 Index (without dividends) during the Index Interest Credit Period multiplied by the participation percentage (currently, and guaranteed to be, 100%) with a floor equal to the minimum interest rate within an Index Interest Credit Period (0% for all states except PA and 1% for PA) and a ceiling at the cap percentage (currently 11.75%). At the end of each one-year Index Interest Credit Period, an Index Credit is calculated and applied to the policy value in-force at that time. There will be five one-year Index Interest Credit Periods within a Segment, unless the Segment commences less than 5 years prior to the Policy’s maturity date. For Segments whose duration is less than 5 years, Index Credits will be calculated and applied in the same manner.

The five-year minimum guarantee will be applied to a Segment as follows. We will calculate the policy value for your policy using the premiums and deductions allocated to the Segment assuming an interest rate of 2%. The Index Credit will be a dollar amount calculated annually and equal to the amount of interest calculated during the one-year Index Interest Credit Period, multiplied by the ratio of the index performance during the one-year period over the stipulated interest rate of 2%. At the end of each five-year Segment (or shorter periods if the Segment commences less than 5 years prior to the Policy’s maturity date), we will calculate the cumulative interest earned in that Segment using a 2% effective annual rate over the Segment Duration. If the cumulative Index Credits applied over the Segment are less than the minimum cumulative interest using a 2% effective annual rate, we will apply the difference to the policy value in-force at the end of the Segment Duration.

Below is an example of how the Index Credit works in conjunction with the cumulative five-year minimum interest rate guarantee.

Percentage Example for all states except PA:

Segment Date: July 1, 2009

	7/2010	7/2011	7/2012	7/2013	7/2014	Total Growth Over 5 Year Segment
Index Performance	-1%	-10%	4%	-10%	3%	12.37%
Growth Cap	11.75%	11.75%	11.75%	11.75%	11.75%
Growth Floor	0%	0%	0%	0%	0%
Stipulated Interest Calc.	2%	2%	2%	2%	2%
Annual Index Credits	1%	0%	4%	0%	3%	8.19%
Cumulative Guarantee Int.	2%	2%	2%	2%	2%	10.41%

Dollar Example for all states except PA: (Initial Segment Value = $1,000):

Segment Date: July 1, 2009

	7/2010	7/2011	7/2012	7/2013	7/2014	Total Growth Over 5 Year Segment
Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$	123.65
Growth Cap	117.50	117.50	117.50	117.50	117.50
Growth Floor	0.00	0.00	0.00	0.00	0.00
Stipulated Interest Calc.	20.00	20.20	20.20	21.01	21.01
Annual Index Credits	10.00	0.00	40.40	0.00	31.51		$81.91
Cumulative Guarantee Int.	20.00	20.40	20.81	21.22	21.65		$104.08
Additional Credit in dollars due to Five-Year Cumulative Guarantee							$22.17

Percentage Example for PA:

Segment Date July 1, 2009

	7/2010	7/2011	7/2012	7/2013	7/2014	Total Growth Over 5 Year Segment
Index Performance	1%	-10%	4%	-10%	3%	12.37%
Growth Cap	11.75%	11.75%	11.75%	11.75%	11.75%	12%
Growth Floor	1%	1%	1%	1%	1%
Credited Interest Monthly	1%	1%	1%	1%	1%	5.10%
Additional Annual Index Credits	0%	0%	3%	0%	2%	5.06%
Total Credited Interest	1%	1%	4%	1%	3%	10.37%
Cumulative Guarantee Int.	2%	2%	2%	2%	2%	10.41%

Dollar Example for PA (Initial Segment Value = $1,000):

Segment Date July 1, 2009

	7/2010	7/2011	7/2012	7/2013	7/2014	Total Growth Over 5 Year Segment
Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$	123.65
Growth Cap	117.50	117.50	117.50	117.50	117.50
Growth Floor	1.00	1.00	1.00	1.00	1.00
Credited Interest Monthly	10.00	10.10	10.20	10.50	10.71		$51.51
Additional Annual Index Credits	0.00	0.00	30.20	0.00	21.42		$51.62
Total Credited Interest	10.00	10.10	40.40	10.50	32.13		$103.13
Cumulative Guarantee Int.	20.00	20.40	20.81	21.22	21.65		$104.08
Additional Credit in dollars due to Five-Year Cumulative Guarantee							$0.97

If the S&P 500 Index is no longer available or it is not practically feasible to use it or we decide to credit interest based on other indices, we reserve the right to add, change or substitute indices but will notify you in advance, before making such a change. A replacement index for the S&P 500 will be an index consisting of large publicly traded companies operating globally in diverse industries. If the S&P 500 is replaced, Index Credits will be calculated as though the replacement index has been in place since the Segment commenced. We also reserve the right to add or modify interest crediting methods. We will notify you in advance of any change. Any change will not affect the interest crediting method applicable to an existing Segment unless required by state law.

The manner in which the interest earnings are calculated on policy value allocated to the Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on policy value which is allocated to the subaccount of the Separate Account which invests in shares of the Index 500 Fund. Policy values allocated to the Index 500 Fund subaccount are valued daily based on the net asset value of the Index 500 Fund. The change in the Fund’s net asset value is fully reflected in the performance of the Index 500 Fund subaccount. The Company does not guarantee any minimum level of performance for the subaccount nor does it set a cap on the performance of the subaccount. The owner of the Policy bears all of the investment risk of allocating policy value into the Index 500 Fund subaccount.

In contrast, the Indexed Fixed Account is part of the Company’s general account. Subject to applicable law and regulation, investment of general account assets is at the sole discretion of the Company. The crediting strategy of the Indexed Fixed Account is linked to the performance of the S&P500 Index (without dividends). It is a one-year point-to-point crediting strategy that will credit interest based on the one-year performance of the S&P500 (without dividends) between two points in time, with an annual floor, a five-year cumulative floor, and a performance cap, as described above in detail.

As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan in policy years two and later. An Indexed Loan is not available in New York. You may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.00.

For the Indexed Loan option, loans are only permitted from policy value allocated to the Indexed Fixed Account. Any policy value in the subaccounts of the Separate Account, the Traditional Fixed Account, or the Holding Fixed Account cannot be loaned under the Indexed Loan option until sufficient value from these accounts are transferred into a Segment of the Indexed Fixed Account on the next subsequent monthly policy anniversary. Interest on Indexed Loans will be charged at a rate of 6.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. The collateral under the Indexed Loan option remains in the Segment of the Indexed Fixed Account and is credited interest in the same manner as the un-loaned portion of the Segment of the Indexed Fixed Account. The credited interest rate during any one Index Interest Credit Period will be between 0% (1% in PA) and the cap on the Indexed Fixed Account crediting rate for a particular year, which the Company sets in advance at a rate no less than 4%. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the performance of the S&P 500, with a minimum rate guaranteed if held for the full Segment Duration, instead of the fixed rate earned on the collateral held for a Traditional Loan.

The interest credited on the collateral for an Indexed Loan at the end of a Segment will be no less than the cumulative guarantee of 2% annually, with any difference between the Indexed Credits earned during the Segment and the 2% cumulative guaranteed interest applied to the Segment at the end of the Segment.

You may repay all or part of a loan at any time. Upon repayment of an Indexed Loan, the loaned value is re-characterized as un-loaned value and remains in the Indexed Fixed Account.

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2014 which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I’s Investment Company Act registration number is 811-05006.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Diversified Growth VUL is issued by The Penn Mutual Life Insurance Company on Policy form VU-08(S) and VU-08(U) and state variations thereof.

© 2014 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM6455

05/14

STATEMENT OF ADDITIONAL INFORMATION

FOR

CORNERSTONE VUL II, IV and DIVERSIFIED GROWTH VUL

each a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

May 1, 2014

This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Cornerstone VUL II, IV and Diversified Growth VUL prospectuses dated May 1, 2014. A copy of the prospectus for each Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3P, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of Each Policy

To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that a Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the contracts may need to be modified to comply with them.

2

IRC Qualification

For a Cornerstone VUL IV or Diversified Growth VUL policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of a Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

For a Cornerstone VUL II policy, only the Guideline Premium /Cash Value Corridor Test is applicable for testing whether the policy is life insurance under the Internal Revenue Code.

The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to a Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause a Policy to become a modified

3

endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause a Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in a Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not classified as a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax advisor before deducting any interest paid in respect of a policy loan.

4

Investment in a Policy

Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Option to Extend Maturity Date- not available on Cornerstone VUL II

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax advisor prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Other Tax Considerations

The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

5

SALE OF THE POLICIES

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

With respect to VUL IV Policies, Penn Mutual compensated HTK in the approximate amounts of $25,827, $21,547, and $21,842 for the years ending December 31, 2011, 2012, and 2013, respectively, for its services as principal underwriter.

With respect to VUL II Policies, Penn Mutual compensated HTK in the approximate amounts of $5,123, $3,725, and $3,777 for the years ending December 31, 2011, 2012, and 2013, respectively, for its services as principal underwriter.

With respect to Diversified Growth VUL Policies, Penn Mutual compensated HTK in the approximate amounts of $59,827, $38,014, and $38,535 for the years ending December 31, 2011, 2012, and 2013, respectively, for its services as principal underwriter.

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under a Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policies. Inclusion of these charges would reduce the performance information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2013 and 2012 and for each of the two years in the period ended December 31, 2013, and the financial statements of the Penn Mutual Variable Life Account I of the Company as of December 31, 2013 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of Penn Mutual appear on the following pages. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

6

The Penn Mutual Life Insurance Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2013

and for the periods presented

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Life Account I

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Life Account I of The Penn Mutual Life Insurance Company at December 31, 2013, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2013, provide a reasonable basis for our opinion.

April 2, 2014

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2013

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Assets:
Investments at fair value	$912,228,353	$24,132,106	$10,199,220	$36,230,642	$21,577,427
Dividends receivable	209	209	—	—	—
Receivable for securities sold	2,933,767	264,541	—	—	—

Liabilities:
Payable for securities purchased	2,724,628	—	171,256	785,166	128,933

Total Net Assets	$912,437,701	$24,396,856	$10,027,964	$35,445,476	$21,448,494

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL		$1,364,879	$328,665	$1,949,730	$1,831,205
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II		6,566,368	3,337,193	9,586,778	6,316,797
Cornerstone VUL III		2,950,091	775,344	3,488,508	1,535,271
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL		13,515,329	5,586,762	20,182,208	10,998,221
Momentum Builder		189	—	238,252	767,000

Total Net Assets		$24,396,856	$10,027,964	$35,445,476	$21,448,494

Accumulation of Unit Values:
Cornerstone VUL		$15.36	$18.90	$27.19	$40.48

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II		$14.12	$17.49	$24.99	$36.13

Cornerstone VUL III		$12.72	$15.53	$19.98	$25.84

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL		$12.39	$14.92	$18.38	$26.96

Momentum Builder		$21.39	$—	$47.22	$70.97

Number of Shares		24,396,856	873,516	2,780,037	1,989,656
Cost of Investments	$631,945,852	$24,396,856	$9,924,713	$33,374,116	$16,081,952

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2013

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Assets:
Investments at fair value	$246,458,091	$22,299,206	$39,978,536	$7,108,748	$56,328,960
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	409,915	83,701	336,774

Liabilities:
Payable for securities purchased	179,488	39,131	—	—	—

Total Net Assets	$246,278,603	$22,260,075	$40,388,451	$7,192,449	$56,665,734

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$26,057,571	$1,727,365	$4,344,582	$166,061	$3,828,383
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	73,891,835	9,561,686	12,887,503	897,195	27,918,491
Cornerstone VUL III	18,334,025	3,451,574	7,140,820	870,531	11,053,015
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	127,015,509	7,519,450	15,946,067	5,258,662	13,865,845
Momentum Builder	979,663	—	69,479	—	—

Total Net Assets	$246,278,603	$22,260,075	$40,388,451	$7,192,449	$56,665,734

Accumulation of Unit Values:
Cornerstone VUL	$79.24	$14.71	$31.35	$12.75	$14.33

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$63.13	$14.59	$26.57	$12.53	$14.22

Cornerstone VUL III	$39.85	$14.95	$10.28	$13.20	$14.57

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$34.37	$15.31	$15.67	$13.92	$14.92

Momentum Builder	$149.79	$—	$43.51	$—	$—

Number of Shares	6,894,698	1,513,261	1,608,461	610,564	3,808,181
Cost of Investments	$163,591,959	$15,422,406	$23,049,362	$5,039,525	$35,202,162

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2013

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Assets:
Investments at fair value	$44,534,749	$36,247,165	$79,505,899	$26,975,339	$34,228,885
Dividends receivable	—	—	—	—	—
Receivable for securities sold	343,632	240,186	551,540	33,834	44,456

Liabilities:
Payable for securities purchased	—	—	—	—	—

Total Net Assets	$44,878,381	$36,487,351	$80,057,439	$27,009,173	$34,273,341

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$5,554,576	$1,797,570	$3,019,396	$2,295,591	$1,573,422
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	19,988,675	16,044,043	31,085,388	7,653,548	13,197,771
Cornerstone VUL III	5,148,933	4,689,108	13,679,559	4,428,821	4,758,402
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	14,097,159	13,956,630	32,273,096	12,631,213	14,743,746
Momentum Builder	89,038	—	—	—	—

Total Net Assets	$44,878,381	$36,487,351	$80,057,439	$27,009,173	$34,273,341

Accumulation of Unit Values:
Cornerstone VUL	$45.27	$12.99	$26.82	$27.20	$41.36

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$36.34	$12.88	$26.16	$22.35	$40.34

Cornerstone VUL III	$17.95	$13.20	$15.62	$12.72	$29.19

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$19.34	$13.52	$19.84	$21.07	$29.63

Momentum Builder	$75.66	$—	$—	$—	$—

Number of Shares	2,151,408	2,727,007	5,673,809	1,987,430	1,851,612
Cost of Investments	$32,438,392	$24,976,605	$48,853,408	$17,004,200	$21,007,267

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2013

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$7,750,993	$2,727,745	$3,470,368	$26,300,135	$53,039,977
Dividends receivable	—	—	—	—	—
Receivable for securities sold	54,082	8,779	13,939	198,771	347,251

Liabilities:
Payable for securities purchased	—	—	—	—	—

Total Net Assets	$7,805,075	$2,736,524	$3,484,307	$26,498,906	$53,387,228

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$235,748	$208,502	$160,912	$1,284,763	$2,850,221
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	1,351,380	1,076,472	1,322,583	8,785,063	18,747,201
Cornerstone VUL III	975,275	283,939	457,882	7,556,725	7,666,052
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	5,242,672	1,167,611	1,542,930	8,872,355	24,123,754
Momentum Builder	—	—	—	—	—

Total Net Assets	$7,805,075	$2,736,524	$3,484,307	$26,498,906	$53,387,228

Accumulation of Unit Values:
Cornerstone VUL	$20.61	$18.87	$18.48	$36.90	$63.13

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$20.25	$18.72	$18.34	$35.99	$61.39

Cornerstone VUL III	$21.34	$19.17	$18.78	$12.39	$42.14

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$22.49	$19.64	$19.24	$14.27	$40.78

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	509,137	139,334	182,043	1,002,987	2,040,796
Cost of Investments	$4,671,921	$1,959,610	$2,532,860	$17,396,884	$28,757,604

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2013

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Assets:
Investments at fair value	$1,153,172	$1,853,198	$64,236,793	$22,009,481	$14,549,407
Dividends receivable	—	—	—	—	—
Receivable for securities sold	2,366	—	—	—	—

Liabilities:
Payable for securities purchased	—	5,984	862,920	252,201	289,431

Total Net Assets	$1,155,538	$1,847,214	$63,373,873	$21,757,280	$14,259,976

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$18,485	$14,687	$6,035,057	$825,490	$392,598
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	316,640	635,557	21,067,018	6,825,279	2,655,534
Cornerstone VUL III	66,558	183,381	8,136,463	3,462,058	1,927,451
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	753,855	1,013,589	28,135,335	10,644,453	9,284,393
Momentum Builder	—	—	—	—	—

Total Net Assets	$1,155,538	$1,847,214	$63,373,873	$21,757,280	$14,259,976

Accumulation of Unit Values:
Cornerstone VUL	$16.32	$11.86	$43.26	$11.00	$23.48

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$16.19	$11.76	$36.77	$10.91	$23.08

Cornerstone VUL III	$16.58	$12.05	$21.36	$11.17	$24.32

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$16.99	$12.34	$25.96	$11.45	$25.63

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	68,456	150,302	2,789,343	1,908,533	1,031,090
Cost of Investments	$820,729	$1,505,132	$51,504,846	$18,469,896	$10,086,632

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2013

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$2,765,348	$10,308,891	$9,569,176	$4,066,765	$2,621,931
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—

Liabilities:
Payable for securities purchased	6	2,687	2,351	3,430	1,644

Total Net Assets	$2,765,342	$10,306,204	$9,566,825	$4,063,335	$2,620,287

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$27,987	$129,479	$281,733	$99,750	$42,510
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	1,612,832	456,859	2,568,362	1,658,964	763,642
Cornerstone VUL III	123,604	350,608	557,107	215,433	140,692
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	1,000,919	9,369,258	6,159,623	2,089,188	1,673,443
Momentum Builder	—	—	—	—	—

Total Net Assets	$2,765,342	$10,306,204	$9,566,825	$4,063,335	$2,620,287

Accumulation of Unit Values:
Cornerstone VUL	$13.82	$14.51	$13.45	$12.84	$12.16

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$13.71	$14.39	$13.35	$12.74	$12.06

Cornerstone VUL III	$14.05	$14.74	$13.67	$13.05	$12.35

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$14.39	$15.10	$14.00	$13.37	$12.66

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	195,293	696,365	699,841	313,046	213,727
Cost of Investments	$2,136,319	$7,857,804	$7,777,355	$3,602,060	$2,503,277

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE  YEAR ENDED DECEMBER 31, 2013

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Net Investment Income (Loss):
Dividends	$2,753	$2,753	$—	$—	$—

Expense:
Mortality and expense risk charges	10,541,750	340,032	159,757	458,055	302,898

Net investment income (loss)	(10,538,997)	(337,279)	(159,757)	(458,055)	(302,898)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	27,182,766	—	142,181	1,674,773	2,463,324
Net change in unrealized gain (loss) of investments	146,082,374	—	(151,154)	(2,853,327)	(709,371)

Net realized and unrealized gain (loss) on investments	173,265,140	—	(8,973)	(1,178,554)	1,753,953

Net increase (decrease) in net assets resulting from operations	$162,726,143	$(337,279)	$(168,730)	$(1,636,609)	$1,451,055

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE  YEAR ENDED DECEMBER 31, 2013

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	3,076,470	179,209	445,739	94,530	456,192

Net investment income (loss)	(3,076,470)	(179,209)	(445,739)	(94,530)	(456,192)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	5,183,652	893,713	2,650,561	186,791	1,711,165
Net change in unrealized gain (loss) of investments	41,087,577	2,445,752	9,363,755	1,228,714	14,876,520

Net realized and unrealized gain (loss) on investments	46,271,229	3,339,465	12,014,316	1,415,505	16,587,685

Net increase (decrease) in net assets resulting from operations	$43,194,759	$3,160,256	$11,568,577	$1,320,975	$16,131,493

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE  YEAR ENDED DECEMBER 31, 2013

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	397,707	383,755	789,765	254,463	355,885

Net investment income (loss)	(397,707)	(383,755)	(789,765)	(254,463)	(355,885)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	146,895	864,242	3,026,442	951,270	755,677
Net change in unrealized gain (loss) of investments	11,653,123	7,980,825	17,345,918	6,678,783	8,588,917

Net realized and unrealized gain (loss) on investments	11,800,018	8,845,067	20,372,360	7,630,053	9,344,594

Net increase (decrease) in net assets resulting from operations	$11,402,311	$8,461,312	$19,582,595	$7,375,590	$8,988,709

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE  YEAR ENDED DECEMBER 31, 2013

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	97,429	32,882	49,240	233,348	538,485

Net investment income (loss)	(97,429)	(32,882)	(49,240)	(233,348)	(538,485)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	293,939	94,382	204,777	799,975	2,033,515
Net change in unrealized gain (loss) of investments	1,606,220	638,233	690,416	6,961,678	13,660,381

Net realized and unrealized gain (loss) on investments	1,900,159	732,615	895,193	7,761,653	15,693,896

Net increase (decrease) in net assets resulting from operations	$1,802,730	$699,733	$845,953	$7,528,305	$15,155,411

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE  YEAR ENDED DECEMBER 31, 2013

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	24,363	31,226	763,181	304,289	210,293

Net investment income (loss)	(24,363)	(31,226)	(763,181)	(304,289)	(210,293)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	28,624	40,174	(453,569)	968,022	1,138,929
Net change in unrealized gain (loss) of investments	270,846	255,881	4,155,230	(1,227,810)	(749,357)

Net realized and unrealized gain (loss) on investments	299,470	296,055	3,701,661	(259,788)	389,572

Net increase (decrease) in net assets resulting from operations	$275,107	$264,829	$2,938,480	$(564,077)	$179,279

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE  YEAR ENDED DECEMBER 31, 2013

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	74,447	279,306	147,083	34,282	27,439

Net investment income (loss)	(74,447)	(279,306)	(147,083)	(34,282)	(27,439)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	118,970	679,225	427,613	54,381	103,123
Net change in unrealized gain (loss) of investments	315,260	956,064	774,132	233,323	5,845

Net realized and unrealized gain (loss) on investments	434,230	1,635,289	1,201,745	287,704	108,968

Net increase (decrease) in net assets resulting from operations	$359,783	$1,355,983	$1,054,662	$253,422	$81,529

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Total		Money Market Fund		Limited Maturity Bond Fund
	2013	2012	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(10,538,997)	$(11,622,829)	$(337,279)	$(393,624)	$(159,757)	$(199,666)
Net realized gain (loss) from investment transactions	27,182,766	6,223,619	—	—	142,181	289,536
Net change in unrealized gain (loss) of investments	146,082,374	96,584,762	—	—	(151,154)	(217,988)

Net increase (decrease) in net assets resulting from operations	162,726,143	91,185,552	(337,279)	(393,624)	(168,730)	(128,118)

Variable Life Activities:
Purchase payments	64,422,164	67,550,596	5,543,064	4,891,967	1,326,692	1,130,237
Death benefits	(4,845,426)	(3,422,766)	(38,785)	(80,255)	(53,550)	(159,203)
Cost of insurance	(44,069,140)	(46,664,633)	(1,861,311)	(2,095,446)	(731,647)	(820,593)
Net transfers	(12,909,094)	(14,034,566)	269,866	8,622,400	(56,652)	301,597
Transfer of policy loans	5,546,210	4,755,482	339,330	181,196	38,878	31,989
Contract administration charges	(2,382,811)	(2,576,130)	(62,608)	(99,062)	(21,735)	(25,194)
Surrender benefits	(64,296,282)	(69,167,365)	(10,053,112)	(9,296,322)	(1,075,099)	(1,211,586)

Net increase (decrease) in net assets resulting from variable life activities	(58,534,379)	(63,559,382)	(5,863,556)	2,124,478	(573,113)	(752,753)

Total increase (decrease) in net assets	104,191,764	27,626,170	(6,200,835)	1,730,854	(741,843)	(880,871)
Net Assets:
Beginning of year	808,245,937	780,619,767	30,597,691	28,866,837	10,769,807	11,650,678

End of year	$912,437,701	$808,245,937	$24,396,856	$30,597,691	$10,027,964	$10,769,807

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2013	2012	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(458,055)	$(617,524)	$(302,898)	$(373,253)	$(3,076,470)	$(3,318,079)
Net realized gain (loss) from investment transactions	1,674,773	1,406,372	2,463,324	1,002,205	5,183,652	1,631,703
Net change in unrealized gain (loss) of investments	(2,853,327)	(59,900)	(709,371)	2,223,472	41,087,577	27,259,148

Net increase (decrease) in net assets resulting from operations	(1,636,609)	728,948	1,451,055	2,852,424	43,194,759	25,572,772

Variable Life Activities:
Purchase payments	2,748,189	3,228,258	1,448,778	1,610,938	15,925,784	16,577,485
Death benefits	(551,735)	(340,338)	(250,085)	(87,061)	(1,305,955)	(1,021,047)
Cost of insurance	(1,789,102)	(2,144,051)	(1,198,844)	(1,341,339)	(11,436,610)	(11,901,992)
Net transfers	(2,624,064)	3,583,553	(2,684,070)	94,247	(771,740)	(2,360,284)
Transfer of policy loans	179,902	262,383	56,684	153,864	1,081,414	803,588
Contract administration charges	(87,679)	(53,702)	(56,185)	(68,730)	(722,906)	(694,378)
Surrender benefits	(2,614,360)	(4,188,359)	(1,423,308)	(1,687,501)	(12,797,168)	(15,926,532)

Net increase (decrease) in net assets resulting from variable life activities	(4,738,849)	347,744	(4,107,030)	(1,325,582)	(10,027,181)	(14,523,160)

Total increase (decrease) in net assets	(6,375,458)	1,076,692	(2,655,975)	1,526,842	33,167,578	11,049,612
Net Assets:
Beginning of year	41,820,934	40,744,242	24,104,469	22,577,627	213,111,025	202,061,413

End of year	$35,445,476	$41,820,934	$21,448,494	$24,104,469	$246,278,603	$213,111,025

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(179,209)	$(202,598)	$(445,739)	$(462,310)	$(94,530)	$(131,683)	$(456,192)	$(487,030)
Net realized gain (loss) from investment transactions	893,713	604,867	2,650,561	1,109,203	186,791	(177,593)	1,711,165	416,101
Net change in unrealized gain (loss) of investments	2,445,752	1,539,939	9,363,755	4,310,076	1,228,714	882,991	14,876,520	6,673,571

Net increase (decrease) in net assets resulting from operations	3,160,256	1,942,208	11,568,577	4,956,969	1,320,975	573,715	16,131,493	6,602,642

Variable Life Activities:
Purchase payments	1,188,090	1,383,128	2,702,149	2,781,065	602,037	730,873	3,456,176	3,773,751
Death benefits	(106,737)	(221,111)	(288,698)	(102,191)	(4,847)	(27,278)	(341,243)	(89,003)
Cost of insurance	(1,250,336)	(1,365,944)	(1,768,678)	(1,865,617)	(301,226)	(341,609)	(3,000,893)	(3,175,883)
Net transfers	(402,573)	(327,701)	(384,906)	(1,946,359)	(604,408)	(115,340)	(1,515,346)	(2,212,563)
Transfer of policy loans	55,924	103,946	216,920	259,615	51,732	49,751	227,943	320,228
Contract administration charges	(53,191)	(57,406)	(88,612)	(97,274)	(20,694)	(23,281)	(167,694)	(183,031)
Surrender benefits	(1,141,824)	(1,515,840)	(3,023,178)	(1,998,806)	(616,830)	(766,570)	(4,142,833)	(3,614,139)

Net increase (decrease) in net assets resulting from variable life activities	(1,710,647)	(2,000,928)	(2,635,003)	(2,969,567)	(894,236)	(493,454)	(5,483,890)	(5,180,640)

Total increase (decrease) in net assets	1,449,609	(58,720)	8,933,574	1,987,402	426,739	80,261	10,647,603	1,422,002
Net Assets:
Beginning of year	20,810,466	20,869,186	31,454,877	29,467,475	6,765,710	6,685,449	46,018,131	44,596,129

End of year	$22,260,075	$20,810,466	$40,388,451	$31,454,877	$7,192,449	$6,765,710	$56,665,734	$46,018,131

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund		Mid Cap Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(397,707)	$(424,045)	$(383,755)	$(393,924)	$(789,765)	$(868,899)	$(254,463)	$(303,630)
Net realized gain (loss) from investment transactions	146,895	(1,533,321)	864,242	(123,370)	3,026,442	1,866,431	951,270	616,477
Net change in unrealized gain (loss) of investments	11,653,123	6,202,629	7,980,825	4,573,332	17,345,918	8,218,622	6,678,783	811,503

Net increase (decrease) in net assets resulting from operations	11,402,311	4,245,263	8,461,312	4,056,038	19,582,595	9,216,154	7,375,590	1,124,350

Variable Life Activities:
Purchase payments	2,747,334	2,977,817	2,457,919	2,652,097	4,575,101	4,858,161	1,695,355	1,949,228
Death benefits	(478,284)	(120,441)	(95,954)	(177,468)	(298,973)	(118,744)	(109,998)	(114,913)
Cost of insurance	(2,237,634)	(2,320,031)	(1,966,813)	(2,059,824)	(3,872,881)	(4,048,313)	(1,159,874)	(1,259,207)
Net transfers	(1,299,771)	(1,401,837)	(982,524)	(1,234,288)	(1,998,257)	(6,233,633)	(1,624,970)	(647,844)
Transfer of policy loans	355,742	256,668	193,136	110,233	298,053	241,505	312,527	279,288
Contract administration charges	(108,923)	(113,627)	(90,516)	(134,818)	(176,995)	(231,107)	(72,984)	(95,450)
Surrender benefits	(2,925,899)	(2,717,035)	(2,226,738)	(2,368,754)	(4,792,982)	(5,279,156)	(1,636,511)	(1,785,358)

Net increase (decrease) in net assets resulting from variable life activities	(3,947,435)	(3,438,486)	(2,711,490)	(3,212,822)	(6,266,934)	(10,811,287)	(2,596,455)	(1,674,256)

Total increase (decrease) in net assets	7,454,876	806,777	5,749,822	843,216	13,315,661	(1,595,133)	4,779,135	(549,906)
Net Assets:
Beginning of year	37,423,505	36,616,728	30,737,529	29,894,313	66,741,778	68,336,911	22,230,038	22,779,944

End of year	$44,878,381	$37,423,505	$36,487,351	$30,737,529	$80,057,439	$66,741,778	$27,009,173	$22,230,038

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(continued)

	Mid Cap Value Fund		Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(355,885)	$(357,921)	$(97,429)	$(122,836)	$(32,882)	$(30,145)	$(49,240)	$(36,494)
Net realized gain (loss) from investment transactions	755,677	(282,609)	293,939	(247,945)	94,382	104,515	204,777	101,623
Net change in unrealized gain (loss) of investments	8,588,917	3,980,193	1,606,220	1,213,975	638,233	101,610	690,416	231,997

Net increase (decrease) in net assets resulting from operations	8,988,709	3,339,663	1,802,730	843,194	699,733	175,980	845,953	297,126

Variable Life Activities:
Purchase payments	2,120,820	2,110,482	575,563	652,480	157,251	251,941	241,800	255,373
Death benefits	(120,388)	(129,378)	(69,999)	(58,766)	(7,601)	(42,244)	(1,317)	(60,469)
Cost of insurance	(1,460,508)	(1,434,521)	(303,506)	(333,067)	(55,416)	(72,710)	(118,752)	(78,002)
Net transfers	(271,865)	(1,415,959)	(656,025)	(712,478)	390,822	(57,738)	403,928	137,658
Transfer of policy loans	344,000	251,839	103,238	24,223	11,326	14,529	15,924	8,171
Contract administration charges	(82,343)	(82,298)	(24,082)	(25,438)	(2,936)	(3,049)	(6,619)	(4,562)
Surrender benefits	(1,770,803)	(1,526,425)	(424,456)	(709,390)	(38,763)	(36,849)	(75,217)	(125,525)

Net increase (decrease) in net assets resulting from variable life activities	(1,241,087)	(2,226,260)	(799,267)	(1,162,436)	454,683	53,880	459,747	132,644

Total increase (decrease) in net assets	7,747,622	1,113,403	1,003,463	(319,242)	1,154,416	229,860	1,305,700	429,770
Net Assets:
Beginning of year	26,525,719	25,412,316	6,801,612	7,120,854	1,582,108	1,352,248	2,178,607	1,748,837

End of year	$34,273,341	$26,525,719	$7,805,075	$6,801,612	$2,736,524	$1,582,108	$3,484,307	$2,178,607

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(233,348)	$(274,674)	$(538,485)	$(569,195)	$(24,363)	$(21,173)	$(31,226)	$(31,396)
Net realized gain (loss) from investment transactions	799,975	85,759	2,033,515	91,790	28,624	37,201	40,174	29,535
Net change in unrealized gain (loss) of investments	6,961,678	1,340,624	13,660,381	6,185,154	270,846	69,691	255,881	180,627

Net increase (decrease) in net assets resulting from operations	7,528,305	1,151,709	15,155,411	5,707,749	275,107	85,719	264,829	178,766

Variable Life Activities:
Purchase payments	1,917,603	2,151,212	2,973,273	2,967,680	73,772	108,303	106,938	112,592
Death benefits	(94,879)	(54,283)	(181,106)	(137,073)	—	(2,111)	(6,324)	(18,684)
Cost of insurance	(1,424,209)	(1,543,586)	(2,200,708)	(2,191,563)	(34,121)	(28,216)	(67,890)	(62,134)
Net transfers	(2,644,781)	(1,095,936)	(1,392,407)	(2,667,087)	101,220	(29,459)	388,259	(35,791)
Transfer of policy loans	218,351	269,593	353,797	259,256	16,072	1,241	2,768	14,380
Contract administration charges	(88,920)	(98,776)	(124,346)	(127,390)	(1,806)	(1,563)	(3,719)	(3,745)
Surrender benefits	(1,609,858)	(1,731,681)	(3,177,961)	(3,038,314)	(19,041)	(102,347)	(49,113)	(214,066)

Net increase (decrease) in net assets resulting from variable life activities	(3,726,693)	(2,103,457)	(3,749,458)	(4,934,491)	136,096	(54,152)	370,919	(207,448)

Total increase (decrease) in net assets	3,801,612	(951,748)	11,405,953	773,258	411,203	31,567	635,748	(28,682)
Net Assets:
Beginning of year	22,697,294	23,649,042	41,981,275	41,208,017	744,335	712,768	1,211,466	1,240,148

End of year	$26,498,906	$22,697,294	$53,387,228	$41,981,275	$1,155,538	$744,335	$1,847,214	$1,211,466

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(continued)

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund		Aggressive Allocation Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(763,181)	$(866,225)	$(304,289)	$(357,450)	$(210,293)	$(222,929)	$(74,447)	$(71,508)
Net realized gain (loss) from investment transactions	(453,569)	(2,397,946)	968,022	244,854	1,138,929	324,456	118,970	64,540
Net change in unrealized gain (loss) of investments	4,155,230	14,158,274	(1,227,810)	3,788,748	(749,357)	1,593,890	315,260	122,701

Net increase (decrease) in net assets resulting from operations	2,938,480	10,894,103	(564,077)	3,676,152	179,279	1,695,417	359,783	115,733

Variable Life Activities:
Purchase payments	4,229,429	4,426,054	1,748,667	2,027,733	1,286,758	1,300,640	423,333	293,264
Death benefits	(221,274)	(193,602)	(74,328)	(52,916)	(53,442)	(14,187)	—	—
Cost of insurance	(2,958,990)	(3,243,095)	(985,069)	(1,111,078)	(633,303)	(651,054)	(137,131)	(75,326)
Net transfers	622,169	(4,479,317)	(494,301)	(1,203,418)	732,812	(137,832)	813,763	(78,025)
Transfer of policy loans	409,689	396,929	260,183	224,005	198,858	160,535	1,000	3,034
Contract administration charges	(151,569)	(166,324)	(55,858)	(62,417)	(39,716)	(43,197)	(9,937)	(11,384)
Surrender benefits	(3,455,778)	(4,861,684)	(1,295,633)	(1,481,858)	(864,646)	(954,770)	(70,712)	(86,714)

Net increase (decrease) in net assets resulting from variable life activities	(1,526,324)	(8,121,039)	(896,339)	(1,659,949)	627,321	(339,865)	1,020,316	44,849

Total increase (decrease) in net assets	1,412,156	2,773,064	(1,460,416)	2,016,203	806,600	1,355,552	1,380,099	160,582
Net Assets:
Beginning of year	61,961,717	59,188,653	23,217,696	21,201,493	13,453,376	12,097,824	1,385,243	1,224,661

End of year	$63,373,873	$61,961,717	$21,757,280	$23,217,696	$14,259,976	$13,453,376	$2,765,342	$1,385,243

	Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund		Conservative Allocation Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(279,306)	$(269,546)	$(147,083)	$(148,699)	$(34,282)	$(43,283)	$(27,439)	$(23,090)
Net realized gain (loss) from investment transactions	679,225	484,848	427,613	257,612	54,381	148,664	103,123	68,111
Net change in unrealized appreciation (depreciation) of investments	956,064	543,167	774,132	554,798	233,323	79,933	5,845	21,985

Net increase (decrease) in net assets resulting from operations	1,355,983	758,469	1,054,662	663,711	253,422	185,314	81,529	67,006

Variable Life Activities:
Purchase payments	998,131	1,050,102	816,176	886,229	215,529	277,018	120,453	134,488
Death benefits	—	—	(83,679)	—	—	—	(6,245)	—
Cost of insurance	(368,990)	(384,216)	(428,148)	(399,609)	(197,746)	(198,744)	(118,804)	(117,863)
Net transfers	(155,851)	(165,714)	76,931	1,197,330	965,458	476,292	2,890,189	110,960
Transfer of policy loans	141,801	22,400	14,070	2,617	36,357	(2,507)	10,591	50,983
Contract administration charges	(30,432)	(30,054)	(20,162)	(25,995)	(5,093)	(5,141)	(4,551)	(7,737)
Surrender benefits	(423,257)	(267,871)	(643,868)	(519,283)	(58,373)	(859,357)	(1,848,961)	(295,273)

Net increase (decrease) in net assets resulting from variable life activities	161,402	224,647	(268,680)	1,141,289	956,132	(312,439)	1,042,672	(124,442)

Total increase (decrease) in net assets	1,517,385	983,116	785,982	1,805,000	1,209,554	(127,125)	1,124,201	(57,436)
Net Assets:
Beginning of year	8,788,819	7,805,703	8,780,843	6,975,843	2,853,781	2,980,906	1,496,086	1,553,522

End of year	$10,306,204	$8,788,819	$9,566,825	$8,780,843	$4,063,335	$2,853,781	$2,620,287	$1,496,086

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2013

Note 1.    Organization

Penn Mutual Variable Life Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

Revisions — The Financial Highlights for the years ended December 31, 2012, 2011, and 2010 have been revised to show an expense ratio that excludes expenses charged through the redemption of units. Such expenses were incorrectly included in the ratio for those respective years. The lowest level of the expense ratio ranges were incorrectly presented for the impacted periods as being 0.35% and should have been 0.45%.

The Financial Highlights within Note 6 for the years ended December 31, 2012, 2011, 2010, and 2009 have also been adjusted to incorporate the correct expenses for the calculation of total return at the highest level of the range. The total returns for the impacted periods had incorrectly reflected the guaranteed maximum expenses rather than the highest actual expenses which had resulted in a lower total return. The correction resulted in an increase in the highest level of total returns disclosed for each fund by 0.25% for each of the years impacted.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to

17

Note 2.    Significant Accounting Policies (continued)

effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2013, consent dividends in Account I were:

Consent Dividends
Limited Maturity Bond Fund	$55,572
Quality Bond Fund	688,287
High Yield Bond Fund	1,194,250
Flexibly Managed Fund	18,710,674
Balanced Fund	1,015,429
Large Growth Stock Fund	3,355,176
Large Cap Growth Fund	681,983
Large Cap Value Fund	2,344,589
Large Core Value Fund	440,127
Index 500 Fund	1,258,595
Mid Cap Growth Fund	3,302,299
Mid Cap Value Fund	3,206,389
Mid Core Value Fund	1,880,806
SMID Cap Growth Fund	247,379
SMID Cap Value Fund	326,379
Small Cap Growth Fund	2,474,650
Small Cap Value Fund	7,484,171
Small Cap Index Fund	56,233
Developed International Index Fund	48,242
International Equity Fund	334,352
Emerging Markets Equity Fund	58,204
Real Estate Securities Fund	889,925
Aggressive Allocation Fund	179,470
Moderately Aggressive Allocation Fund	634,751
Moderate Allocation Fund	567,825
Moderately Conservative Allocation Fund	233,760
Conservative Allocation Fund	132,018

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value

18

Note 2.    Significant Accounting Policies (continued)

measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of each fund or portfolio for the period ended December 31, 2013:

	Purchases	Sales
Money Market Fund	$12,303,017	$18,506,605
Limited Maturity Bond Fund	2,376,559	3,109,428
Quality Bond Fund	4,031,507	9,228,410
High Yield Bond Fund	2,035,570	6,445,497
Flexibly Managed Fund	11,653,075	24,756,727
Balanced Fund	1,419,325	3,309,181
Large Growth Stock Fund	3,547,213	6,627,955
Large Cap Growth Fund	527,305	1,516,071
Large Core Growth Fund	1,736,507	7,676,589
Large Cap Value Fund	2,038,718	6,383,860
Large Core Value Fund	2,078,186	5,173,431
Index 500 Fund	3,633,793	10,690,492
Mid Cap Growth Fund	1,568,252	4,419,171
Mid Cap Value Fund	2,718,800	4,315,773
Mid Core Value Fund	566,451	1,463,147
SMID Cap Growth Fund	773,992	352,191
SMID Cap Value Fund	1,120,208	709,700
Small Cap Growth Fund	1,376,947	5,336,989
Small Cap Value Fund	2,817,370	7,105,312
Small Cap Index Fund	213,444	101,712
Developed International Index Fund	583,836	244,144
International Equity Fund	5,486,905	7,776,410
Emerging Markets Equity Fund	2,981,352	4,181,980
Real Estate Securities Fund	2,714,595	2,297,566

19

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
Aggressive Allocation Fund	$1,284,416	$338,547
Moderately Aggressive Allocation Fund	1,724,323	1,842,227
Moderate Allocation Fund	1,397,540	1,813,304
Moderately Conservative Allocation Fund	1,315,160	393,310
Conservative Allocation Fund	3,604,401	2,589,168

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $56,993,702 and $60,866,406 from Account I for the years ended December 31, 2013 and 2012. These charges include those assessed through a reduction in unit value, as well as those assessed through redemption of units. These are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL	0.75% of account value	0.90% of account value

Cornerstone VUL II	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Cornerstone VUL III	0.45% of account value	0.90% of account value

Cornerstone VUL IV

0.45% on the first $25,000 of account value, 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value, 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Growth VUL

0.35% On the first $25,000 of account value, 0.05% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value, 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Variable Estate Max II	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Variable Estate Max III	0.60% of account value (policy years 1 - 10)	0.90% of account value (policy years 1 - 10)

0.05% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

0.35% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

Survivorship Growth VUL	0.60% of account value (policy years 1 - 10)	0.90% of account value (policy years 1 - 10)

0.05% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

0.35% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

Momentum Builder	0.65% of account value	0.65% of account value

20

Note 4.    Related Party Transactions and Contract Charges (continued)

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

Products	Surrender Charges
Cornerstone VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL II	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL III	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL IV	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Diversified Growth VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 9 years.
Variable Estate Max	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max II	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max III	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Survivorship Growth VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Momentum Builder	Maximum charge of 100% of purchase payments received. Charges do not apply after 10 years.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%. Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Diversified Growth VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Note 5.    Accumulation Units

	December 31, 2013			December 31, 2012
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	790,221	(1,259,824)	1,876,684	1,098,283	(942,889)	2,346,287
Limited Maturity Bond Fund	135,116	(176,278)	632,708	188,641	(247,690)	673,870
Quality Bond Fund	178,176	(405,923)	1,733,063	329,447	(338,411)	1,960,810
High Yield Bond Fund	58,682	(194,831)	698,206	92,183	(152,194)	834,355
Flexibly Managed Fund	234,737	(519,054)	5,661,002	248,068	(713,436)	5,945,318
Balanced Fund	78,719	(208,312)	1,494,576	67,983	(234,428)	1,624,169
Large Growth Stock Fund	221,680	(385,190)	2,337,427	141,716	(415,350)	2,500,938
Large Cap Growth Fund	34,584	(119,914)	528,483	74,865	(127,833)	613,813
Large Core Growth Fund	102,791	(545,040)	3,918,293	141,197	(660,429)	4,360,541
Large Cap Value Fund	84,841	(251,398)	1,689,594	89,725	(288,631)	1,856,151
Large Core Value Fund	130,364	(375,156)	2,771,656	119,287	(477,679)	3,016,449
Index 500 Fund	155,912	(513,579)	3,803,734	149,954	(889,326)	4,161,401
Mid Cap Growth Fund	62,064	(229,135)	1,374,441	110,544	(242,724)	1,541,512
Mid Cap Value Fund	80,866	(129,698)	1,025,821	42,932	(144,901)	1,074,653
Mid Core Value Fund	23,538	(68,001)	356,925	29,813	(108,592)	401,388
SMID Cap Growth Fund	44,108	(18,941)	142,830	42,971	(40,598)	117,663
SMID Cap Value Fund	64,551	(38,514)	185,407	44,769	(36,981)	159,370
Small Cap Growth Fund	76,838	(312,329)	1,510,781	140,469	(298,165)	1,746,272
Small Cap Value Fund	59,434	(153,878)	1,124,047	37,214	(205,442)	1,218,491
Small Cap Index Fund	13,851	(6,005)	69,088	19,102	(25,639)	61,242
Developed International Index Fund	51,314	(19,598)	152,609	33,109	(57,464)	120,893
International Equity Fund	173,936	(238,460)	2,177,212	73,111	(412,350)	2,241,736
Emerging Markets Equity Fund	222,255	(320,810)	1,940,367	159,632	(339,126)	2,038,922

21

Note 5.    Accumulation Units (continued)

	December 31, 2013			December 31, 2012
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Real Estate Securities Fund	91,743	(76,847)	573,237	73,305	(94,737)	558,341
Aggressive Allocation Fund	101,138	(23,392)	198,010	20,608	(22,710)	120,263
Moderately Aggressive Allocation Fund	116,544	(127,221)	684,845	103,527	(110,058)	695,522
Moderate Allocation Fund	103,645	(133,865)	693,970	166,290	(79,052)	724,190
Moderately Conservative Allocation Fund	100,643	(28,443)	310,741	76,733	(106,050)	238,541
Conservative Allocation Fund	290,979	(207,133)	210,423	33,219	(44,703)	126,576

Note 6.    Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.53	1,876,684	$12.39 to $21.39	$24,396,856	0.01	0.45 to 0.90	(0.89) to (0.04)
Limited Maturity Bond Fund	14.93 to 19.06	632,708	14.92 to 18.90	10,027,964	—	0.45 to 0.90	(0.98) to (0.14)
Quality Bond Fund	18.94 to 48.98	1,733,063	18.38 to 47.22	35,445,476	—	0.45 to 0.90	(3.84) to (3.02)
High Yield Bond Fund	24.06 to 66.20	698,206	25.84 to 70.97	21,448,494	—	0.45 to 0.90	6.94 to 7.86
Flexibly Managed Fund	28.11 to 123.29	5,661,002	34.37 to 149.79	246,278,603	—	0.45 to 0.90	21.19 to 22.24
Balanced Fund	12.61 to 13.12	1,494,576	14.59 to 15.31	22,260,075	—	0.45 to 0.90	15.70 to 16.69
Large Growth Stock Fund	7.42 to 31.48	2,337,427	10.28 to 43.51	40,388,451	—	0.45 to 0.90	37.87 to 39.06
Large Cap Growth Fund	10.27 to 11.30	528,483	12.53 to 13.92	7,192,449	—	0.45 to 0.90	21.99 to 23.04
Large Core Growth Fund	10.40 to 10.82	3,918,293	14.22 to 14.92	56,665,734	—	0.45 to 0.90	36.67 to 37.85
Large Cap Value Fund	13.54 to 57.17	1,689,594	17.95 to 75.66	44,878,381	—	0.45 to 0.90	32.01 to 33.15
Large Core Value Fund	10.02 to 10.42	2,771,656	12.88 to 13.52	36,487,351	—	0.45 to 0.90	28.61 to 29.73
Index 500 Fund	11.90 to 20.49	3,803,734	15.62 to 26.82	80,057,439	—	0.45 to 0.90	30.69 to 31.82
Mid Cap Growth Fund	9.35 to 20.04	1,374,441	12.72 to 27.20	27,009,173	—	0.45 to 0.90	35.50 to 36.67
Mid Cap Value Fund	21.53 to 30.59	1,025,821	29.19 to 41.36	34,273,341	—	0.45 to 0.90	34.98 to 36.15
Mid Core Value Fund	15.82 to 17.42	356,925	20.25 to 22.49	7,805,075	—	0.45 to 0.90	27.99 to 29.10
SMID Cap Growth Fund	13.22 to 13.75	142,830	18.72 to 19.64	2,736,524	—	0.45 to 0.90	41.56 to 42.78
SMID Cap Value Fund	13.41 to 13.94	185,407	18.34 to 19.24	3,484,307	—	0.45 to 0.90	36.76 to 37.94
Small Cap Growth Fund	9.04 to 27.02	1,510,781	12.39 to 36.90	26,498,906	—	0.45 to 0.90	36.37 to 37.55
Small Cap Value Fund	29.35 to 45.79	1,124,047	40.78 to 63.13	53,387,228	—	0.45 to 0.90	37.68 to 38.88
Small Cap Index Fund	11.82 to 12.30	69,088	16.19 to 16.99	1,155,538	—	0.45 to 0.90	36.90 to 38.08
Developed International Index Fund	9.80 to 10.19	152,609	11.76 to 12.34	1,847,214	—	0.45 to 0.90	20.00 to 21.03
International Equity Fund	20.25 to 41.13	2,177,212	21.36 to 43.26	63,373,873	—	0.45 to 0.90	5.02 to 5.92
Emerging Markets Equity Fund	11.13 to 11.58	1,940,367	10.91 to 11.45	21,757,280	—	0.45 to 0.90	(2.01) to (1.18)
Real Estate Securities Fund	22.58 to 24.86	573,237	23.08 to 25.63	14,259,976	—	0.45 to 0.90	2.21 to 3.08
Aggressive Allocation Fund	11.30 to 11.75	198,010	13.71 to 14.39	2,765,342	—	0.45 to 0.90	21.39 to 22.44
Moderately Aggressive Allocation Fund	12.19 to 12.67	684,845	14.39 to 15.10	10,306,204	—	0.45 to 0.90	18.10 to 19.11
Moderate Allocation Fund	11.80 to 12.27	693,970	13.35 to 14.00	9,566,825	—	0.45 to 0.90	13.08 to 14.05
Moderately Conservative Allocation Fund	11.76 to 12.23	310,741	12.74 to 13.37	4,063,335	—	0.45 to 0.90	8.37 to 9.30
Conservative Allocation Fund	11.65 to 12.12	210,423	12.06 to 12.66	2,620,287	—	0.45 to 0.90	3.49 to 4.38

22

Note 6.    Financial Highlights (continued)

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.67	2,346,287	$12.39 to $21.53	$30,597,691	0.01	0.45 to 0.90	(0.88) to (0.04)
Limited Maturity Bond Fund	14.84 to 19.09	673,870	14.93 to 19.06	10,769,807	—	0.45 to 0.90	(0.29) to 0.56
Quality Bond Fund	18.35 to 47.76	1,960,810	18.94 to 48.98	41,820,934	—	0.45 to 0.90	2.29 to 3.17
High Yield Bond Fund	21.09 to 58.16	834,355	24.06 to 66.20	24,104,469	—	0.45 to 0.90	13.54 to 14.51
Flexibly Managed Fund	24.50 to 108.17	5,945,318	28.11 to 123.29	213,111,024	—	0.45 to 0.90	13.70 to 14.68
Balanced Fund	11.51 to 11.87	1,624,169	12.61 to 13.12	20,810,466	—	0.45 to 0.90	9.53 to 10.47
Large Growth Stock Fund	6.28 to 26.68	2,500,938	7.42 to 31.48	31,454,877	—	0.45 to 0.90	17.68 to 18.45
Large Cap Growth Fund	9.40 to 10.25	613,813	10.27 to 11.30	6,765,710	—	0.45 to 0.90	9.26 to 10.20
Large Core Growth Fund	9.04 to 9.32	4,360,541	10.40 to 10.82	46,018,131	—	0.45 to 0.90	15.10 to 16.09
Large Cap Value Fund	12.01 to 50.82	1,856,151	13.54 to 57.17	37,423,505	—	0.45 to 0.90	12.22 to 13.18
Large Core Value Fund	8.74 to 9.01	3,016,449	10.02 to 10.42	30,737,529	—	0.45 to 0.90	14.55 to 15.53
Index 500 Fund	10.33 to 17.85	4,161,401	11.90 to 20.49	66,741,778	—	0.45 to 0.90	14.64 to 15.62
Mid Cap Growth Fund	8.85 to 19.04	1,541,512	9.35 to 20.04	22,230,038	—	0.45 to 0.90	5.13 to 6.03
Mid Cap Value Fund	18.78 to 26.76	1,074,653	21.53 to 30.59	26,525,719	—	0.45 to 0.90	14.14 to 15.12
Mid Core Value Fund	13.95 to 15.22	401,388	15.82 to 17.42	6,801,612	—	0.45 to 0.90	13.44 to 14.41
SMID Cap Growth Fund	11.57 to 11.92	117,663	13.22 to 13.75	1,582,108	—	0.45 to 0.90	14.32 to 15.30
SMID Cap Value Fund	11.37 to 11.72	159,370	13.41 to 13.94	2,178,607	—	0.45 to 0.90	17.89 to 18.90
Small Cap Growth Fund	8.59 to 25.75	1,746,272	9.04 to 27.02	22,697,294	—	0.45 to 0.90	4.78 to 5.67
Small Cap Value Fund	25.27 to 39.71	1,218,491	29.35 to 45.79	41,981,275	—	0.45 to 0.90	15.12 to 16.11
Small Cap Index Fund	10.33 to 10.65	61,242	11.82 to 12.30	744,335	—	0.45 to 0.90	14.46 to 15.45
Developed International Index Fund	8.37 to 8.63	120,893	9.80 to 10.19	1,211,466	—	0.45 to 0.90	17.10 to 18.11
International Equity Fund	16.80 to 34.23	2,241,736	20.25 to 41.13	61,961,717	—	0.45 to 0.90	19.97 to 21.01
Emerging Markets Equity Fund	9.39 to 9.68	2,038,922	11.13 to 11.58	23,217,696	—	0.45 to 0.90	18.53 to 19.55
Real Estate Securities Fund	19.64 to 21.43	558,341	22.58 to 24.86	13,453,376	—	0.45 to 0.90	14.96 to 15.95
Aggressive Allocation Fund	9.87 to 10.17	120,263	11.30 to 11.75	1,385,243	—	0.45 to 0.90	14.45 to 15.43
Moderately Aggressive Allocation Fund	10.82 to 11.15	695,522	12.19 to 12.67	8,788,819	—	0.45 to 0.90	12.61 to 13.58
Moderate Allocation Fund	10.74 to 11.06	724,190	11.80 to 12.27	8,780,843	—	0.45 to 0.90	9.93 to 10.87
Moderately Conservative Allocation Fund	10.95 to 11.29	238,541	11.76 to 12.23	2,853,781	—	0.45 to 0.90	7.33 to 8.25
Conservative Allocation Fund	11.15 to 11.49	126,576	11.65 to 12.12	1,496,086	—	0.45 to 0.90	4.53 to 5.43

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.81	2,190,894	$12.39 to $21.67	$28,866,837	0.01	0.45 to 0.90	(0.88) to (0.04)
Limited Maturity Bond Fund	14.51 to 18.81	732,919	14.84 to 19.09	11,650,678	—	0.45 to 0.90	1.32 to 2.19
Quality Bond Fund	16.66 to 43.65	1,969,804	18.35 to 47.76	40,744,242	—	0.45 to 0.90	9.14 to 10.07
High Yield Bond Fund	20.56 to 56.79	894,366	21.09 to 58.16	22,577,627	—	0.45 to 0.90	2.15 to 3.02
Flexibly Managed Fund	23.78 to 105.66	6,410,686	24.50 to 108.17	202,061,413	—	0.45 to 0.90	2.11 to 2.98
Balanced Fund	11.01 to 11.24	1,790,614	11.51 to 11.87	20,869,186	—	0.45 to 0.90	4.61 to 5.50
Large Growth Stock Fund	6.41 to 27.28	2,774,571	6.28 to 26.68	29,467,475	—	0.45 to 0.90	(2.43) to (1.61)
Large Cap Growth Fund	10.17 to 11.00	666,780	9.40 to 10.25	6,685,449	—	0.45 to 0.90	(7.60) to (6.82)
Large Core Growth Fund	9.60 to 9.81	4,879,774	9.04 to 9.32	44,596,129	—	0.45 to 0.90	(5.86) to (5.06)
Large Cap Value Fund	12.62 to 53.52	2,055,057	12.01 to 50.82	36,616,728	—	0.45 to 0.90	(5.28) to (4.47)
Large Core Value Fund	9.21 to 9.41	3,374,841	8.74 to 9.01	29,894,313	—	0.45 to 0.90	(5.05) to (4.24)
Index 500 Fund	10.20 to 17.67	4,900,773	10.33 to 17.85	68,336,911	—	0.45 to 0.90	0.85 to 1.71
Mid Cap Growth Fund	9.64 to 20.80	1,673,693	8.85 to 19.04	22,779,944	—	0.45 to 0.90	(8.60) to (7.83)
Mid Cap Value Fund	20.12 to 28.77	1,176,622	18.78 to 26.76	25,412,316	—	0.45 to 0.90	(7.11) to (6.33)
Mid Core Value Fund	14.59 to 15.77	480,167	13.95 to 15.22	7,120,854	—	0.45 to 0.90	(4.40) to (3.59)
SMID Cap Growth Fund	12.25 to 12.51	115,289	11.57 to 11.92	1,352,248	—	0.45 to 0.90	(5.57) to (4.77)
SMID Cap Value Fund	12.36 to 12.63	151,581	11.37 to 11.72	1,748,837	—	0.45 to 0.90	(8.00) to (7.22)
Small Cap Growth Fund	9.71 to 29.19	1,903,969	8.59 to 25.75	23,649,042	—	0.45 to 0.90	(11.91) to (11.16)
Small Cap Value Fund	25.05 to 39.67	1,386,719	25.27 to 39.71	41,208,017	—	0.45 to 0.90	(0.03) to 0.82
Small Cap Index Fund	10.92 to 11.15	67,779	10.33 to 10.65	712,768	—	0.45 to 0.90	(5.37) to (4.56)
Developed International Index Fund	9.67 to 9.87	145,248	8.37 to 8.63	1,240,148	—	0.45 to 0.90	(13.40) to (12.67)
International Equity Fund	16.73 to 34.17	2,580,975	16.80 to 34.23	59,188,653	—	0.45 to 0.90	0.01 to 0.86
Emerging Markets Equity Fund	11.62 to 11.87	2,218,415	9.39 to 9.68	21,201,493	—	0.45 to 0.90	(19.17) to (18.50)
Real Estate Securities Fund	18.51 to 20.02	579,774	19.64 to 21.43	12,097,824	—	0.45 to 0.90	6.08 to 6.99

23

Note 6.    Financial Highlights (continued)

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Aggressive Allocation Fund	$10.34 to $10.56	122,365	$9.87 to $10.17	$1,224,661	—	0.45 to 0.90	(4.52) to (3.71)
Moderately Aggressive Allocation Fund	11.12 to 11.36	702,053	10.82 to 11.15	7,805,703	—	0.45 to 0.90	(2.68) to (1.85)
Moderate Allocation Fund	10.76 to 10.99	636,952	10.74 to 11.06	6,975,843	—	0.45 to 0.90	(0.25) to 0.60
Moderately Conservative Allocation Fund	10.76 to 10.99	267,858	10.95 to 11.29	2,980,906	—	0.45 to 0.90	1.80 to 2.67
Conservative Allocation Fund	10.82 to 11.06	138,060	11.15 to 11.49	1,553,522	—	0.45 to 0.90	2.99 to 3.87

	January 1, 2010	December 31, 2010			For the Year ended December 31, 2010
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.38 to $21.95	2,367,160	$12.39 to $21.81	$31,431,787	0.01	0.45 to 0.90	(0.89) to (0.04)
Limited Maturity Bond Fund	13.99 to 18.27	784,794	14.51 to 18.81	12,362,476	—	0.45 to 0.90	2.78 to 3.66
Quality Bond Fund	15.71 to 41.43	2,208,341	16.66 to 43.65	41,505,862	—	0.45 to 0.90	5.10 to 6.00
High Yield Bond Fund	18.09 to 50.07	923,794	20.56 to 56.79	22,883,975	—	0.45 to 0.90	13.15 to 14.12
Flexibly Managed Fund	20.87 to 93.35	7,105,730	23.78 to 105.66	219,535,927	—	0.45 to 0.90	12.90 to 13.87
Balanced Fund	9.94 to 10.07	1,906,172	11.01 to 11.24	21,161,024	—	0.45 to 0.90	10.69 to 11.63
Large Growth Stock Fund	5.51 to 23.51	2,862,735	6.41 to 27.28	31,126,951	—	0.45 to 0.90	15.75 to 16.74
Large Cap Growth Fund	9.13 to 9.78	703,688	10.17 to 11.00	7,579,663	—	0.45 to 0.90	11.43 to 12.39
Large Core Growth Fund	8.26 to 8.36	5,464,892	9.60 to 9.81	52,865,520	—	0.45 to 0.90	16.22 to 17.21
Large Cap Value Fund	11.04 to 46.91	2,223,068	12.62 to 53.52	42,244,960	—	0.45 to 0.90	13.81 to 14.79
Large Core Value Fund	8.41 to 8.52	3,699,843	9.21 to 9.41	34,363,213	—	0.45 to 0.90	9.45 to 10.39
Index 500 Fund	8.92 to 15.51	5,458,281	10.20 to 17.67	74,862,521	—	0.45 to 0.90	13.75 to 14.72
Mid Cap Growth Fund	7.64 to 16.52	1,832,926	9.64 to 20.80	27,098,263	—	0.45 to 0.90	25.71 to 26.79
Mid Cap Value Fund	16.03 to 23.05	1,278,257	20.12 to 28.77	29,776,302	—	0.45 to 0.90	24.65 to 25.72
Mid Core Value Fund	11.74 to 12.58	498,288	14.59 to 15.77	7,679,359	—	0.45 to 0.90	24.32 to 25.39
SMID Cap Growth Fund	9.90 to 10.02	101,620	12.25 to 12.51	1,257,812	—	0.45 to 0.90	23.73 to 24.80
SMID Cap Value Fund	9.83 to 9.95	124,858	12.36 to 12.63	1,559,375	—	0.45 to 0.90	25.73 to 26.82
Small Cap Growth Fund	8.19 to 24.69	2,020,777	9.71 to 29.19	28,648,610	—	0.45 to 0.90	18.06 to 19.07
Small Cap Value Fund	19.76 to 31.53	1,523,252	25.05 to 39.67	45,299,739	—	0.45 to 0.90	25.60 to 26.68
Small Cap Index Fund	8.73 to 8.84	45,126	10.92 to 11.15	500,517	—	0.45 to 0.90	25.07 to 26.14
Developed International Index Fund	9.08 to 9.19	119,840	9.67 to 9.87	1,173,080	—	0.45 to 0.90	6.47 to 7.38
International Equity Fund	15.13 to 31.00	2,945,883	16.73 to 34.17	67,550,108	—	0.45 to 0.90	10.08 to 11.02
Emerging Markets Equity Fund	9.84 to 9.96	2,388,124	11.62 to 11.87	28,080,315	—	0.45 to 0.90	18.09 to 19.00
REIT Fund(a)	14.93 to 16.00	624,949	18.51 to 20.02	12,204,988	—	0.45 to 0.90	24.03 to 25.09
Aggressive Allocation Fund	8.99 to 9.11	124,733	10.34 to 10.56	1,302,012	—	0.45 to 0.90	14.92 to 15.91
Moderately Aggressive Allocation Fund	9.80 to 9.92	612,178	11.12 to 11.36	6,938,392	—	0.45 to 0.90	13.48 to 14.45
Moderate Allocation Fund	9.68 to 9.79	461,951	10.76 to 10.99	5,039,972	—	0.45 to 0.90	11.23 to 12.19
Moderately Conservative Allocation Fund	9.93 to 10.05	240,213	10.76 to 10.99	2,603,631	—	0.45 to 0.90	8.34 to 9.27
Conservative Allocation Fund	10.22 to 10.34	124,398	10.82 to 11.06	1,354,620	—	0.45 to 0.90	5.93 to 6.83

	January 1, 2009	December 31, 2009			For the Year ended December 31, 2009
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.33 to $21.99	2,925,429	$12.38 to $21.95	$39,020,679	0.45	0.45 to 0.90	(0.46) to 0.39
Limited Maturity Bond Fund	13.73 to 18.07	761,255	13.99 to 18.27	11,617,203	—	0.45 to 0.90	0.98 to 1.84
Quality Bond Fund	14.82 to 39.33	2,169,893	15.71 to 41.43	38,702,122	0.02	0.45 to 0.90	5.07 to 5.96
High Yield Bond Fund	12.41 to 34.41	955,584	18.09 to 50.07	20,929,906	—	0.45 to 0.90	45.13 to 46.39
Flexibly Managed Fund	15.70 to 70.69	7,548,107	20.87 to 93.35	207,557,948	0.02	0.45 to 0.90	31.73 to 32.87
Balanced Fund	8.50 to 8.53	2,111,156	9.94 to 10.07	21,093,923	—	0.45 to 0.90	17.01 to 18.02
Large Growth Stock Fund	3.87 to 16.56	3,016,660	5.51 to 23.51	28,279,040	0.01	0.45 to 0.90	41.65 to 42.88
Large Cap Growth Fund	6.70 to 7.11	769,440	9.13 to 9.78	7,383,855	—	0.45 to 0.90	36.31 to 37.49
Large Core Growth Fund	6.14 to 6.16	6,207,413	8.26 to 8.36	51,500,179	0.05	0.45 to 0.90	34.67 to 35.84
Large Cap Value Fund	8.30 to 35.33	2,465,223	11.04 to 46.91	41,219,976	—	0.45 to 0.90	32.42 to 33.56
Large Core Value Fund	7.27 to 7.29	4,028,018	8.41 to 8.52	34,052,889	—	0.45 to 0.90	15.71 to 16.71
Index 500 Fund	7.11 to 12.39	6,095,465	8.92 to 15.51	73,690,321	—	0.45 to 0.90	24.98 to 26.06

24

Note 6.    Financial Highlights (continued)

	January 1, 2009	December 31, 2009			For the Year ended December 31, 2009
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Mid Cap Growth Fund	$5.19 to $11.26	2,126,707	$7.64 to $16.52	$24,972,504	—	0.45 to 0.90	46.46 to 47.73
Mid Cap Value Fund	10.90 to 15.80	1,463,015	16.03 to 23.05	27,479,603	—	0.45 to 0.90	45.67 to 46.94
Mid Core Value Fund	9.40 to 9.98	548,612	11.74 to 12.58	6,755,287	—	0.45 to 0.90	24.90 to 25.98
SMID Cap Growth Fund	6.48 to 6.50	80,263	9.90 to 10.02	800,879	—	0.45 to 0.90	52.77 to 54.10
SMID Cap Value Fund	6.81 to 6.84	64,728	9.83 to 9.95	640,970	—	0.45 to 0.90	44.28 to 45.54
Small Cap Growth Fund	5.18 to 15.68	2,325,295	8.19 to 24.69	28,533,706	—	0.45 to 0.90	57.23 to 58.60
Small Cap Value Fund	15.57 to 25.03	1,725,517	19.76 to 31.53	40,886,476	—	0.45 to 0.90	25.79 to 26.88
Small Cap Index Fund	6.98 to 7.00	33,716	8.73 to 8.84	297,263	—	0.45 to 0.90	25.02 to 26.10
Developed International Index Fund	7.13 to 7.15	95,095	9.08 to 9.19	868,748	0.01	0.45 to 0.90	27.37 to 28.47
International Equity Fund	12.48 to 25.65	3,158,686	15.13 to 31.00	65,986,606	1.16	0.45 to 0.90	20.65 to 21.69
Emerging Markets Equity Fund	5.99 to 6.01	2,568,147	9.84 to 9.96	25,438,911	0.02	0.45 to 0.90	64.15 to 65.59
REIT Fund(a)	11.90 to 12.64	652,758	14.93 to 16.00	10,221,897	—	0.45 to 0.90	25.40 to 26.49
Aggressive Allocation Fund	7.04 to 7.06	104,403	8.99 to 9.11	943,703	—	0.45 to 0.90	27.78 to 28.89
Moderately Aggressive Allocation Fund	7.77 to 7.79	444,562	9.80 to 9.92	4,401,203	—	0.45 to 0.90	26.11 to 27.20
Moderate Allocation Fund	8.10 to 8.12	284,801	9.68 to 9.79	2,775,066	—	0.45 to 0.90	19.50 to 20.53
Moderately Conservative Allocation Fund	8.62 to 8.65	252,812	9.93 to 10.05	2,520,326	—	0.45 to 0.90	15.15 to 16.14
Conservative Allocation Fund	9.31 to 9.34	72,356	10.22 to 10.34	743,480	—	0.45 to 0.90	9.80 to 10.74

(a)	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV, Variable Estate Max III, Diversified Growth VUL and Survivorship Growth VUL (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated the impact of all subsequent events on Account I through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

PM6468    05/14

PennMutual

The Penn Mutual Life Insurance Company

2013 Statutory Financial Statements

Independent Auditor’s Report

To the Board of Trustees

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2013 and 2012, and the related statutory statements of loss and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 14, 2014

(In Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2013	2012

ADMITTED ASSETS
Bonds	$7,243,116	$7,101,319
Stocks:
Preferred	21,050	21,247
Common — affiliated	321,494	202,672
Common — unaffiliated	2,327	6,009
Real estate	19,238	16,025
Policy loans	299,571	303,545
Cash and short-term investments	68,731	77,798
Alternative assets	317,260	308,131
Other invested assets	483,482	439,931

TOTAL INVESTMENTS	8,776,269	8,476,677

Investment income due and accrued	93,753	91,716
Premiums due and deferred	56,076	49,642
Deferred tax asset	192,526	171,404
Benefit plan assets	114,885	89,829
Amounts recoverable from reinsurers	13,832	5,025
Other assets	80,429	65,664
Separate account assets	6,617,421	5,380,757

TOTAL ASSETS	$15,945,191	$14,330,714

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$7,419,066	$7,073,076
Dividends to policyholders payable in the following year	33,389	31,291
Policy claims in process	37,609	47,154
Interest maintenance reserve	99,195	101,308
Asset valuation reserve	50,206	52,081
Drafts outstanding	26,912	29,449
Other liabilities	170,707	130,402
Separate account liabilities	6,617,421	5,370,563

TOTAL LIABILITIES	14,454,505	12,835,324

SURPLUS
Surplus notes	389,063	388,907
Unassigned surplus	1,101,623	1,106,483

TOTAL SURPLUS	1,490,686	1,495,390

TOTAL LIABILITIES AND SURPLUS	$15,945,191	$14,330,714

The accompanying notes are an integral part of these financial statements.

2013 Statutory Financial Statements	Page 1

(In Thousands)

Statements of Loss and Changes in Surplus

For the Years Ended December 31,	2013	2012

REVENUE
Premium and annuity considerations	$1,495,882	$1,626,067
Net investment income	472,185	438,083
Other revenue	195,935	157,893

TOTAL REVENUE	2,164,002	2,222,043

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,028,085	975,068
Increase in reserves for payment of future insurance and annuity benefits	360,489	504,561
Commissions	113,489	109,469
Operating expenses	336,685	265,328
Net transfer to separate accounts	310,910	344,280

TOTAL BENEFITS AND EXPENSES	2,149,658	2,198,706

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	14,344	23,337

Dividends to policyholders	35,120	31,742

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	(20,776)	(8,405)

Federal income tax benefit	(3,477)	(17,100)

(LOSS)/GAIN FROM OPERATIONS	(17,299)	8,695

Net realized capital losses, net of tax	(17,122)	(47,644)

NET LOSS	$(34,421)	$(38,949)

SURPLUS
Net loss	$(34,421)	$(38,949)
Cumulative effect of change in accounting principles	(27,739)	—
Change due to reinsurance	30,204	—
Change in asset valuation reserve	1,875	(5,292)
Change in net unrealized capital gains	3,737	(41,526)
Change in net deferred income tax	57,080	33,631
Change in minimum postretirement liability	20,423	(2,922)
Change in surplus in separate accounts	905	1,567
Change in surplus notes	156	145
Change in nonadmitted assets	(56,924)	5,988

Change in surplus	(4,704)	(47,358)

Surplus, beginning of year	1,495,390	1,542,748

Surplus, end of year	$1,490,686	$1,495,390

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2013	2012

OPERATIONS
Premium and annuity considerations	$1,568,412	$1,625,497
Net investment income	421,832	377,136
Other revenue	151,835	157,892

CASH PROVIDED BY OPERATIONS	2,142,079	2,160,525

Benefits paid	1,044,945	963,247
Commissions and operating expenses	484,153	412,675
Net transfers to separate accounts	344,527	332,047
Dividends to policyholders	33,022	31,341
Taxes refunded on operating income and realized investment losses	(5,760)	(17,566)

CASH USED IN OPERATIONS	1,900,887	1,721,744

NET CASH PROVIDED BY OPERATIONS	241,192	438,781

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,045,405	1,326,701
Stocks	6,862	3,252
Limited partnerships, real estate and other invested assets	64,388	90,408
Other	364	317

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,117,019	1,420,678

Cost of investments acquired:
Bonds	1,136,967	1,686,968
Stocks	31,990	38,951
Limited partnerships, real estate and other invested assets	122,402	132,429
Derivatives	16,052	8,407

TOTAL COST OF INVESTMENTS ACQUIRED	1,307,411	1,866,755

Net decrease in policy loans	3,974	12,712

NET CASH USED IN INVESTMENT ACTIVITIES	(186,418)	(433,365)

FINANCING AND MISCELLANEOUS
Net deposits on deposit-type contracts	(27,659)	(23,784)
Other cash applied, net	(36,182)	(15,757)

NET CASH USED IN FINANCING AND MISCELLANEOUS	(63,841)	(39,541)

NET DECREASE IN CASH AND SHORT-TERM INVESTMENTS	(9,067)	(34,125)

Cash and short-term investments:
Beginning of year	77,798	111,923

End of year	$68,731	$77,798

The accompanying notes are an integral part of these financial statements.

2013 Statutory Financial Statements	Page 3

(In Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company is licensed to write business in all fifty states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc., and Independence Square Properties LLC are admitted assets. Independence Capital Management Inc., Penn Janney Fund, Inc., and Penn Janney Advisory, Inc., are nonadmitted assets, whereas GAAP would consolidate these entities;
(i)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP capitalizes those expenses and amortizes them into income over the life of the notes;
(j)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(k)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP does not record this reserve;
(l)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP reports these gains and losses as revenue at time of sale;
(m)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value; changes in fair value for GAAP are reported as income for non-hedging transactions and effective fair value hedges; changes in fair value for GAAP are reported as other comprehensive income for effective cash flow hedges;
(n)	comprehensive income is not presented whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income;
(o)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(p)	policyholder dividends are recognized when declared, whereas GAAP recognizes these over the term of the related policies;
(q)	company investment in the separate accounts in the form of seed money is presented as separate account assets, whereas GAAP presents the investment as a general account equity investment, and
(r)	identification of other-than-temporary impairment uses an “intent and ability to hold” criteria whereas GAAP uses an “intent and ability not to sell” criteria.

The Company’s net income as presented in its consolidated financial statements prepared in conformity with GAAP was $162,857 and $129,725 for the years ended December 31, 2013 and 2012, respectively. The Company’s equity as presented in its consolidated financial statements prepared in conformity with GAAP was $2,694,182 and $2,905,908 as of December 31, 2013 and 2012, respectively.

REVISIONS  The Statement of Cash Flows for the year ended December 31, 2012 has been revised to correct a classification difference within cash flows from operating activities. While total cash flows from operating activities were correctly presented, cash flows with respect to Commissions and operating expenses was understated by $80,628 and cash flows with respect to Net transfers to separate accounts was overstated by the same amount.

The 2012 net deferred tax asset (“DTA”s) and deferred tax liability (“DTL”s) components were corrected as follows in Note 9:

	As previously reported			As adjusted
Description	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$220,611	$40,448	$261,059	$221,780	$44,719	$266,499
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross deferred tax assets	220,611	40,448	261,059	221,780	44,719	266,499
Adjusted gross deferred tax assets nonadmitted	(36,585)	26,756	(9,829)	(36,585)	26,756	(9,829)

Subtotal — admitted adjusted deferred tax asset	184,026	67,204	251,230	185,195	71,475	256,670
Gross deferred tax liabilities	(53,070)	(26,756)	(79,826)	(49,049)	(36,217)	(85,266)

Net admitted deferred tax asset	$130,956	$40,448	$171,404	$136,146	$35,258	$171,404

2013 Statutory Financial Statements	Page 5

(In Thousands)

The 2012 tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities have been corrected as follows:

	As Previously reported	As adjusted

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$55,689	$53,252
DAC	80,369	80,369
Deferred compensation	25,461	28,150
Nonadmitted assets	6,786	6,786
LIHTC credits	9,145	9,145
NOL Carryforward	40,407	40,407
Other — ordinary	2,754	3,671

Subtotal — Gross ordinary DTAs	220,611	221,780
Nonadmitted ordinary DTAs	(36,585)	(36,585)

Admitted ordinary DTAs	$184,026	$185,195

Capital:
Investments	$2,756	$2,756
OTTI on investments	37,692	41,963

Gross Capital DTAs	40,448	44,719
Nonadmitted capital DTAs	(26,756)	26,756

Admitted capital DTAs	67,204	71,475

Admitted DTAs	$251,230	$256,670

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	$(42,184)	$(44,159)
Other	(10,886)	(4,890)

Ordinary DTLs	$(53,070)	$(49,049)

Capital:
Alternative asset investments	$(10,873)	$(20,334)
Unrealized capital gains	(15,883)	(15,883)

Capital DTLs	(26,756)	(36,217)

DTLs	$(79,826)	$(85,266)

Net deferred tax asset	$171,404	$171,404

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

¯	Carrying value of certain invested assets and derivatives
¯	Liabilities for reserves and funds for payment of insurance and annuity benefits

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds  with a NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. In 2013 and 2012, fair value was determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down when a decline is considered to be other-than-temporary. The Company considers an impairment to be other than temporary (“OTTI”) if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses and the interest related portion of the loss would be disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Preferred Stock  with a NAIC designation of 1 to 3 are valued at amortized cost. All other preferred stocks are valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliate is carried at its underlying audited statutory equity. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Common stock — Unaffiliated is valued at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was as of June 2013.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

2013 Statutory Financial Statements	Page 7

(In Thousands)

Cash and Short-term investments  includes cash and investments purchased with maturities of three months or less. Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months.

Alternative Assets  consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends/income distributions from limited partnerships are recorded in investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received which are primarily on a one quarter lag.

Other Invested Assets  The Company utilizes derivative financial instruments, including interest rate swaps, inflation swaps, financial futures, currency forwards, interest rate caps and put and call options, in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. Derivatives are recognized at fair value. Derivatives with a positive fair value are reported in other invested assets. Derivatives with a negative fair value are reported in other liabilities. The accounting treatment of specific derivatives depends on whether management elects to follow hedge accounting. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain or (loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Realized gains and losses that are recognized upon termination or maturity of the derivatives backing assets that are interest related are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of derivative contracts.

The Company has entered into interest rate and currency swaps that qualify for hedge accounting. The swaps have been designated to qualify as cash flow hedges of cashflows associated with variable rate securities and foreign denominated securities in the investment portfolio.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and put and call options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

The Company uses currency forwards to hedge the risk embedded in its foreign currency denominated alternative assets. They are carried at fair value and do not meet the criteria of an effective hedge.

Interest rate caps and credit default swaps are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The accounting treatment of specific derivatives depends on whether management elects to follow hedge accounting. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Investments in LIHTC are included in Other Invested Assets and are accounted for under the cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non- insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP’”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5 million.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverable are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 10 for further discussion.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $90,774 and $84,700 less accumulated depreciation of $77,343 and $74,977 at December 31, 2013 and 2012, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Depreciation expense charged to operations in 2013 and 2012 was $2,365 and $2,362, respectively. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

In 2013, the Company entered into agreements to sell, and subsequently leaseback, certain assets. For statutory purposes these agreements are considered operating leases. See Note 12 for additional discussion of these leaseback commitments.

2013 Statutory Financial Statements	Page 9

(In Thousands)

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets, which reflects fair value. The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Loss. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in Other Revenue in the accompanying Statements of Loss.

The Company invested seed money in Penn Series Funds, Inc. The seed money is maintained in a segregated account, and is included in the total Separate account assets. The changes in the market value of the funds are recorded through surplus. There was no seed money invested in Penn Series Funds, Inc. as of December 31, 2013. Seed money of $10,194 was invested in one fund as of December 31, 2012.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), GMWB with inflation protection. Reserves for these benefits are held in the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that will not be realized within the next three year period, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2013 and 2012, the Company’s total nonadmitted assets are $139,202 and $82,275, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Loss in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983 and 2000 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%.

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 5.00% to 13.25%.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

POLICYHOLDER’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Loss. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/ (losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The Company maintains an AVR, which is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus and the change in AVR is reported in the Change in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  primarily include collateral received from counterparties related to certain derivative contracts. See Note 6 for additional discussion of derivatives.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2013 and 2012, the amortized cost basis of the Notes was $191,856 and $191,763, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 as of December 31, 2013 and 2012, respectively. Total interest paid since the issuance of the 2010 Notes is $49,563.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2013 and 2012, the amortized cost basis of the 2004 Notes was $197,207 and $197,144, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 as of December 31, 2013 and 2012, respectively. Total interest paid since the issuance of the 2004 Notes is $123,320.

2013 Statutory Financial Statements	Page 11

(In Thousands)

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2013, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue over the premium payment period of the related policies. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in expense. Fees charged to policyholder accounts are reflected in other revenue.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses deferred into the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

NEW ACCOUNTING STANDARDS

SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No.14”, became effective January 1, 2013. This SSAP requires that the benefit obligation for other postretirement employee benefit plans is recognized on the Statements of Admitted Assets, Liabilities and Surplus. Such liability is required to be reported in the first quarter statutory financial statement after the transition date with a corresponding entry to unassigned funds.

Effective January 1, 2013, the Company recorded an additional liability of $9,478 resulting primarily from the addition of non-vested participants to the liability. This additional liability will be amortized into surplus over a period of up to 10 years, with $948 amortized for the year ended December 31, 2013.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

The following provides the status of the Company’s other postretirement benefit plans plan as of December 31, 2012 and the transition date (January 1, 2013):

	December 31, 2012	January 1, 2013

Accumulated Benefit Obligation	$29,773	$29,773
Projected Benefit Obligation	25,182	25,182
Plus: Non-Vested liability	4,591	4,591

Total PBO	$29,773	$29,773
Plan Assets at Fair Value	—	—

Funded Status	$(29,773)	$(29,773)

Prior Service (Credit)	$(2,839)	$—
Prior Service Cost (Non-Vested)	4,591	—
Unrecognized Losses	7,726	—

Total Unrecognized Items	9,478	—

Net Underfunded Plan Asset	$(20,294)	$(29,773)

SSAP No. 102, “Accounting for Pensions, A Replacement of SSAP No.89”, became effective January 1, 2013. This SSAP requires that any underfunded defined benefit pension amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, to be recognized as a liability under SSAP No. 5R. Such liability is required to be reported in the first quarter statutory financial statement after the transition date with a corresponding entry to unassigned funds.

Qualified Plan — At transition, the Company recognized $25,938 in unrecognized transition obligations, prior service costs, and unrecognized losses as components of the beginning balance of unassigned funds as of January 1, 2013. This recognition resulted in a financial presentation which reflects the actual $12,476 overfunded status of the qualified plan (fair value of plan assets of $158,079 exceeds the projected benefit obligation of $145,603) as of January 1, 2013. As required under SSAP No. 102, overfunded plan assets are nonadmitted.

Non-qualified Plans — At transition, the Company recognized through surplus a pretax decrease in the liability of $853 from unrecognized transition obligations/assets, prior service costs/credits, and unrecognized gains/losses as a component of the beginning balance of unassigned funds as of January 1, 2013.

The following provides the status of the Company’s qualified and non-qualified pension plan as of December 31, 2012 and the transition date (January 1, 2013):

All Pension Plans	December 31, 2012	January 1, 2013

Accumulated Benefit obligation	$175,601	$175,601
Projected Benefit Obligation	175,557	175,557
Plus: Non-Vested liability	44	44

Total PBO	175,601	175,601
Plan Assets at Fair Value	158,079	158,079

Funded Status	$(17,522)	$(17,522)

Prior Service Cost/(Credit)	$426	$—
Prior Service Cost (Non-Vested)	44	—
Unrecognized Losses/(Gains)	24,304	—

Total Unrecognized Items	24,774	—

Net Overfunded Plan Asset/(Liability for Benefits)	$7,252	$(17,522)

2013 Statutory Financial Statements	Page 13

(In Thousands)

The NAIC issued SSAP 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” a permanent replacement of SSAP 91R with an effective date of January 1, 2013. The provisions in this statement require each reporting entity that is a party to the transaction to recognize only assets it controls and liabilities it has incurred, to derecognize assets only when control has been surrendered, and to derecognize liabilities only when they have been extinguished. The adoption did not result in an impact to the financial statements.

The NAIC issued SSAP 36, “Receivables — A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring,” with an effective date of January 1, 2013. This updated guidance specifies that creditors shall reclassify assets obtained in a troubled debt restructuring from loans to the appropriate asset account at the time the creditor obtains clear title to the asset. The adoption did not result in an impact to the financial statements.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31, 2013 and 2012.

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
		Gains	Losses

December 31, 2013:
U.S. Treasury, U.S. Agency and other governmental securities	$291,401	$6,388	$17,588	$280,201
States governments and political subdivisions	879,893	67,925	11,775	936,043
Corporate securities	3,749,127	300,782	104,834	3,945,075
Residential mortgage-backed securities	359,877	21,767	21	381,623
Commercial mortage-backed securities	1,447,133	113,693	3,391	1,557,435
Asset-backed securities	515,685	32,180	8,602	539,263

Total bonds	7,243,116	542,735	146,211	7,639,640
Redeemable preferred stocks	21,050	2,452	9	23,493

TOTAL BONDS AND PREFERRED STOCK	$7,264,166	$545,187	$146,220	$7,663,133

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
		Gains	Losses

December 31, 2012:
U.S. Treasury, U.S. Agency and other governmental securities	$343,131	$21,628	$2,096	$362,663
States governments and political subdivisions	811,155	172,923	1,414	982,664
Corporate securities	3,388,529	600,717	4,824	3,984,422
Residential mortgage-backed securities	580,019	43,050	419	622,650
Commercial mortage-backed securities	1,435,600	120,756	7,873	1,548,483
Asset-backed securities	542,885	27,800	8,275	562,410

Total bonds	7,101,319	986,874	24,901	8,063,292
Redeemable preferred stocks	21,247	1,636	23	22,860

TOTAL BONDS AND PREFERRED STOCK	$7,122,566	$988,510	$24,924	$8,086,152

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

Residential and mortgage-backed securities include $42,610 and $40,544 as of December 31, 2013 and 2012, respectively, of admitted assets in securities that are pledged as collateral for derivative contracts.

The table below sets forth the SVO ratings for the bond portfolio:

DECEMBER 31,	2013		2012
NAIC Class	Admitted Value	% of Total	Admitted Value	% of Total

1	$5,662,192	78%	$5,697,450	80%
2	1,427,711	20%	1,258,288	18%
3	92,954	1%	87,540	1%
4	32,658	1%	34,595	1%
5	11,404	—%	11,304	—%
6	16,197	—%	12,142	—%

	$7,243,116	100%	$7,101,319	100%

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2013 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$105,127	$107,242
Due after one year through five years	778,652	875,707
Due after five years through ten years	500,130	520,299
Due after ten years	3,371,117	3,508,229
Residential mortgage-backed securities(1)	435,552	441,106
Commercial mortgage-backed securities	1,447,133	1,557,435
Asset-backed securities(1)	605,405	629,622

Total bonds	7,243,116	7,639,640
Redeemable preferred stocks	21,050	23,493

TOTAL BONDS AND PREFERRED STOCK	$7,264,166	$7,663,133

(1)	Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by home equity and manufactured housing loans, credit tenant leases and equipment trust certificates. These securities follow a structured principal repayment schedule and are rated investment grade, other than $66,511, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolio are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.03 years.

Investments on deposit with regulatory authorities as required by law were $3,818 and $3,882 respectively, at December 31, 2013 and 2012. These investments are not available for use by the Company.

At December 31, 2013, the largest industry concentration of the Company’s portfolio was investments in the electric utilities sector of $561,498, representing 7.7% of the total debt securities portfolio.

2013 Statutory Financial Statements	Page 15

(In Thousands)

UNREALIZED LOSSES ON INVESTMENTS

Credit Loss Rollforward — Rollforward of the Cumulative Credit Loss Component of OTTI Loss Recognized in Earnings on Fixed Maturity Securities Still Held for Which a Portion of the OTTI Loss was not Recognized in Earnings

As of December 31,	2013	2012

Balance, beginning of period	$30,238	$29,558
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(61)	(8,392)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	(3,748)
Credit loss impairment recognized in the current period on securities not previously impaired	585	12,820
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$30,762	$30,238

Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2013 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2013 and 2012, respectively.

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

December 31, 2013:
U.S. Treasury, U.S. Agency and other governmental securities	$80,423	$10,913	$21,840	$6,675	$102,263	$17,588
States and political subdivisions	86,721	10,852	5,972	923	92,693	11,775
Corporate securities	992,315	82,306	125,475	22,528	1,117,790	104,834
Residential mortgage-backed securities	7,637	20	15	1	7,652	21
Commercial mortgage-backed securities	92,304	2,361	26,799	1,030	119,103	3,391
Asset-backed securities	118,527	6,242	33,833	2,360	152,360	8,602

Total Bonds	1,377,927	112,694	213,934	33,517	1,591,861	146,211
Redeemable Preferred Stock	—	—	1,191	9	1,191	9

TOTAL BONDS AND PREFERRED STOCK	$1,377,927	$112,694	$215,125	$33,526	$1,593,052	$146,220

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

December 31, 2012:
U.S. Treasury, U.S. Agency and other governmental securities	$42,339	$2,096	$17	$—	$42,356	$2,096
States and political subdivisions	14,735	265	6,850	1,149	21,585	1,414
Corporate securities	255,770	4,356	6,802	468	262,572	4,824
Residential mortgage-backed securities	41,882	419	—	—	41,882	419
Commercial mortgage-backed securities	301,329	7,424	2,517	449	303,846	7,873
Asset-backed securities	96,715	7,715	7,887	560	104,602	8,275

Total Bonds	752,770	22,275	24,073	2,626	776,843	24,901
Redeemable Preferred Stock	—	—	1,352	23	1,352	23

TOTAL BONDS AND PREFERRED STOCK	$752,770	$22,275	$25,425	$2,649	$778,195	$24,924

Included in the December 31, 2013 amounts above is the interest portion of other-than-temporary impairments on securities of $526.

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2013, totaled 77% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 23% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $143,590 or 98% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2. Unrealized losses on fixed maturity securities with a rating below investment grade represent $2,630 or 2% of the Company’s total fixed maturities unrealized losses.

The net increase in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is primarily related to the increase in the interest rate environment, particularly on current year purchases of corporate bonds, and an increase in illiquidity premium and spread widening of certain mortgage-backed securities. These were partially offset by a decrease in risk premium in certain corporate bond sectors and spread tightening on certain mortgage-backed securities.

U.S. Treasury, U.S Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $17,588 or 12% of the Company’s unrealized losses for debt securities. These were spread over sixteen securities and the decline in value is attributable to the increase in the interest rate environment.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $11,775 or 8% of the Company’s unrealized losses for debt securities. These were spread over 34 securities and the decline in value is attributable to the increase in Treasury rates.

Corporate Securities  Unrealized losses on corporate securities were $104,834 or 72% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 248 individual securities with varying interest rates and maturities. There were no unrealized losses for Corporate securities with a fair value below 80% of the security’s amortized cost. The decline in value is primarily attributable to the increase in the interest rate environment.

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $3,412 or 2% of the total unrealized losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was due to several factors, depending upon the security. In

2013 Statutory Financial Statements	Page 17

(In Thousands)

general, the causes were: the increase in Treasury rates, illiquidity of the particular asset and spread widening specific to some individual securities. These losses were spread across 19 fixed and variable rate securities, 99% of which are investment grade. There were no mortgage-backed securities that were priced below 80% of the security’s amortized cost. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Other Asset-Backed Securities  Unrealized losses on asset-backed securities were $8,602 or 6% of the total unrealized losses for debt securities. The unrealized losses on these investments are primarily related to the increase in the interest rate environment. These losses are spread across 39 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were no asset-backed securities that were priced below 80% of the security’s amortized cost.

OTHER THAN TEMPORARY IMPAIRMENTS  There were no other than temporary impairments recognized on loan- backed securities for the year ended December 31, 2013. For the year ended December 31, 2012, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

	Amortized Cost Prior to OTTI	OTTI
DECEMBER 31, 2012		Interest	Non- Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	43,711	6,467	12,325	24,919

TOTAL OTHER THAN TEMPORARY IMPAIRMENTS	$43,711	$6,467	$12,325	$24,919

Of the $6,467 of interest related OTTI, $4,895 was deferred into the IMR.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2013 and 2012, accumulated depreciation on real estate amounted to $17,628 and $16,921, respectively.

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2013	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture Capital	$99,228	$86,847
MBO	54,637	19,967
Distressed	42,549	25,382
Real Asset	45,588	19,697
Mezzanine	26,678	24,762
Infrastructure*	21,324	203	Semi-Annually	30 days
Hedge Funds	8,262	—	Monthly	5 days
Secondaries	5,998	1,466
Fund of Funds	3,488	11
Senior Mezzanine	4,670	3,451
Direct Lending	4,838	7,661

Total Alternative Assets	$317,260	$189,447

*	Redemption option only applies to one infrastructure fund (Value = $8,230; Unfunded Commitment = $0)

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

The investment values are provided per the Company’s capital statements. Significant events that have occurred since the date the values were calculated have been reviewed but deemed as not being significant. With the exception of three open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets.

Venture capital  includes several venture capital funds that make investments in life science and information technology companies. The geographic focus is primarily U.S. with some focus in Canada. Venture capital funds exposure (unfunded commitments + carrying value) is 37% of the Alternative assets portfolio.

MBO  includes several lower middle market management buyout funds (MBO) that take controlling positions and work with management to create value. These MBO funds concentrate on the following industries: consumer, healthcare, media, manufacturing and industrial services. The geographic focus is primarily U.S. with some exposure in Europe. MBO asset funds exposure (unfunded commitments + carrying value) is 15% of the Alternative assets portfolio.

Distressed  includes several funds that invest in companies that are in financial distress and/ or are undervalued due to discrete extraordinary events. Some of the funds within this category also invest in publicly traded and privately held securities, derivatives and other instruments, primarily in the mortgage, asset-backed, commercial mortgage-backed and related markets. Investments within this category are made on a global basis. Distressed asset funds exposure (unfunded commitments + carrying value) is 13% of the Alternative assets portfolio.

Real asset  includes investments that focus on energy, timber and real estate. The energy funds concentrate on the acquisition and exploration of oil and gas production in North America. They also consider investments in gathering and processing, energy service and other energy related sector. The timber funds include primarily U.S. timberland properties diversified by geography, age and species. The portfolio also includes one real estate fund and one real estate investment trust fund. The real estate fund purchases participating and non-participating mezzanine loans, mortgages, preferred equity and related investments in smaller and mid size commercial real estate projects located throughout the United States. The real estate investment trust pursues large-scale acquisitions of single-family homes and executes a residential rental strategy throughout the U.S. Real Asset funds exposure relative to the total Alternative assets portfolio for each of these sectors is 7% for energy, 5% for timber, and 1% for real estate.

Senior Mezzanine and Mezzanine  includes investments made in mezzanine securities and middle market companies involved in leveraged transactions. Senior Mezzanine investments are made at the top of the capital structure with significant downside protection, while Mezzanine sits in the middle of the capital structure. Many of the partnerships within these sectors consider an array of investment opportunities, but there is some concentration on media companies. The geographic focus is primarily North America and Europe. Senior Mezzanine and Mezzanine exposure (unfunded commitments + carrying value) is 2% and 10% of the Alternative assets portfolio, respectively.

Infrastructure  includes three funds. Some of the assets include toll roads, bridges, pipelines, airports, communication assets and water-waste related assets. One of the funds is open-ended and therefore can be redeemed. Any repurchase of the Company’s interest completed within four years after the initial drawdown date is made at 94% of the investor’s Offering Net Asset Value (“NAV”). After four years, repurchase is made at 100% of the investor’s NAV. Infrastructure exposure (unfunded commitments + carrying value) is 4% of the Alternative assets portfolio.

Hedge Funds  The investment includes one hedge fund. The hedge fund invest dynamically across merger, credit markets, commodities, emerging markets, equities and special situation strategies both domestically and internationally. A shareholder may redeem shares as of the close of business on the last trading day of any upcoming month provided that prior written notice is received in accordance with the subscription documents. Shares are redeemed at the NAV of the Company as of the redemption date. Hedge fund exposure (unfunded commitments + carrying value) is 2% of the Alternative assets portfolio.

Fund of funds  includes one investment. The primary focus includes global investments in private equity, co-investments and secondary market purchases of interests in private equity funds. Fund of funds exposure (unfunded commitments + carrying value) is 1% of the Alternative assets portfolio.

2013 Statutory Financial Statements	Page 19

(In Thousands)

Secondaries  includes two investments. The primary purpose of the first investment is to acquire equity and equity-related securities in venture-backed companies and interests in venture capital investment funds. The firm is headquartered on the West Coast and over 50% of its invested capital is in the Silicon Valley. The second investment considers opportunities on a global basis and across all sectors of the private equity market. The Fund invests its capital principally in limited partner secondaries, synthetic secondaries and alternative investments. Secondary exposure (unfunded commitments + carrying value) is 1% of the Alternative assets portfolio.

Direct Lending  includes two investments. The primary purpose of the investments is to originate and underwrite loans primarily with the following characteristics: Secured senior and second lien loans, selected subordinated debt, mid market businesses and event driven strategies. Direct Lending exposure (unfunded commitments + carrying value) is 2% of the Alternative assets portfolio.

As of December 31, 2013, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $4,459 and $1,190 in 2013 and 2012, respectively, associated with other than temporary impairments of certain partnership investments. The Company considered the remaining life of the partnerships and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost of the partnership investments.

As of December 31, 2013, the Company recognized realized gains of $8,225 and $0 in 2013 and 2012, respectively, associated with redemptions from hedge fund investments. The Company redeemed investments from the hedge funds and the associated gains are presented in realized capital gains and losses.

OTHER INVESTED ASSETS  Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2013 and 2012. If the book value of the investment is higher than the present value of future tax benefits, an impairment is considered to have occurred and the investment is written down as a realized loss. There were no impairments or write-downs due to forfeiture of eligibility in 2013 and 2012. Commitments of $6,910 have been recorded in Other Liabilities.

NET INVESTMENT INCOME AND REALIZED CAPITAL LOSSES  During 2013 and 2012, proceeds from sales of investments in bonds and preferred stock amounted to $535,215 and $664,056, respectively. The gross gains realized on those sales were $16,963 and $45,300 and the gross losses realized on those sales were $5,803 and $3,353 during 2013 and 2012, respectively. In addition, during 2013 and 2012, the Company realized losses of $585 and $17,220, respectively, related to the impairment of debt securities.

During 2013 and 2012 proceeds from sales of investments in equity securities amounted to $6,463 and $1,677, respectively. The gross gains realized on those sales were $3,460 and $0, respectively, and the gross losses realized on those sales were $2,713 and $215 in 2013 and 2012, respectively.

The following table summarizes the major categories of net investment income for the years ended:

DECEMBER 31,	2013	2012

Income:
Bonds and preferred stock	$406,310	$373,887
Common stocks — affiliated	7,000	5,700
Unaffiliated	253	181
Real estate	2,760	2,760
Policy loans	15,266	16,360
Alternative assets	30,790	24,766
Other invested assets	45,346	45,596
Other	385	445
Derivatives	8,216	12,169
IMR amortization	3,237	4,000

Total investment income	519,563	485,864

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

DECEMBER 31,	2013	2012

Expenses:
Surplus note interest	$28,706	$28,695
Depreciation of real estate	707	720
Other	17,965	18,366

Total investment expenses	47,378	47,781

Net investment income	$472,185	$438,083

There was no nonadmitted accrued investment income at December 31, 2013 and 2012, respectively.

Realized capital losses are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

DECEMBER 31,	2013	2012

Realized capital losses	$(15,999)	$(11,095)
Less:
Amount transferred to IMR (net of related taxes of $(7,615) in 2013 and $(17,521) in 2012)	1,123	19,362

	(17,122)	(30,457)
Less income tax effect on realized capital losses	—	17,187

Net realized capital losses	$(17,122)	$(47,644)

Portions of realized capital gains and losses that were determined to be interest related were deferred into the IMR.

The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2013 and 2012 that were reacquired within 30 days of the sale date.

Note 4.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31, 2013:

	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	667,616	—	667,616	8%
At fair value	—	5,397,519	5,397,519	64%

Subtotal	667,616	5,397,519	6,065,135	72%

Subject to discretionary withdrawal-without adjustment	1,302,000	—	1,302,000	15%
Not subject to discretionary withdrawal	950,512	126,837	1,077,349	13%

Total annuity reserves and deposit liabilities gross	2,920,128	5,524,356	8,444,484	100%

Less: reinsurance ceded	(4,167)	—	(4,167)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$2,915,961	$5,524,356	$8,440,317

2013 Statutory Financial Statements	Page 21

(In Thousands)

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31, 2012:

	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	504,860	—	504,860	7%
At fair value	12,827	4,307,910	4,320,737	59%

Subtotal	517,687	4,307,910	4,825,597	66%

Subject to discretionary withdrawal-without adjustment	1,486,285	—	1,486,285	20%
Not subject to discretionary withdrawal	956,620	110,299	1,066,919	14%

Total annuity reserves and deposit liabilities gross	2,960,592	4,418,209	7,378,801	100%

Less: reinsurance ceded	(4,447)	—	(4,447)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$2,956,145	$4,418,209	$7,374,354

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31,:

	2013	2012

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$298,267	$55,523
Policyholders’ reserves — individual annuities	2,086,772	2,354,623
Liabilities for deposit-type contracts	504,394	518,893
VACARVM reserves	26,528	27,107

Subtotal	2,915,961	2,956,146

Separate Account Annual Statement:
Annuities	5,524,179	4,417,999
Supplementary contracts with life contingencies	160	190
Other annuity contract-deposit-funds	17	19

Subtotal	5,524,356	4,418,208

TOTAL RESERVES	$8,440,317	$7,374,354

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulate data set rate and adjusted for withdrawals and transfers.

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2013	2012

Account value	$5,503,782	$4,464,851
Net amount at risk	54,335	98,930

The Company has variable annuity contacts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2013:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,229	$129,752	$123,072
GMWB w/inflation	10,986	1,677,470	1,619,930
GMAB/GMWB	14,939	2,340,519	2,247,484
GMWB w/DB	621	86,746	80,467

Total	27,775	$4,234,487	$4,070,953

The following table summarizes the account values for the different benefit types as of December 31, 2012:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	977	$90,642	$85,707
GMWB w/inflation	10,056	1,350,858	1,290,063
GMAB/GMWB	13,450	1,839,592	1,748,473

Total	24,483	$3,281,092	$3,124,243

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenario floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, CPI, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2013 and 2012, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $5,346,764 and $4,343,747, as of December 31, 2013 and 2012, respectively. In 2013, as a result of the annual assumption review, there was a release of reserves of $23,700. In 2012, as a result of a rigorous internal review of the models as well as external audits, there was a release of $50,000. The review also led to assumption changes that increased the reserve by $14,800 in 2012.

2013 Statutory Financial Statements	Page 23

(In Thousands)

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $6,302,011 and $5,146,826 at December 31, 2013 and 2012, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $315,410 and $233,931, which include $0 and $10,194 of seed money, at December 31, 2013 and 2012, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

	2013	2012

Premiums considerations and deposits	$629,366	$616,728
Reserves at December 31, at market value	6,419,466	5,206,225
Subject to discretionary withdrawal at market value	6,419,466	5,206,225

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Loss for the year ended December 31,:

	2013	2012

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$629,366	$616,728
Transfers from separate accounts	318,456	272,448

Transfers as reported in the Statements of Loss	$310,910	$344,280

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

The assets, which are legally insulated from the general account, as of December 31,:

Product Description	2013	2012

Enhanced Deferred Individual Annuity	$4,948,248	$3,938,855
Single Life Variable Universal Life	606,870	537,557
Basic Deferred Individual Annuity	441,325	399,725
Joint Life Variable Universal Life	305,568	270,689
Deferred Group Annuity	315,410	223,737

Total	$6,617,421	$5,370,563

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $115,569 and $201,555, respectively. To compensate the general account for the risk taken, the separate account paid risk charges to the general account for 2013 and 2012 of $33,532 and $24,190, respectively.

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

As of December 31, 2013, the general account of the Company has paid $8,149 cumulatively towards separate account guarantees. The total separate account guarantees paid by general account for the years ended December 31, 2013 and 2012 are $1,296 and $1,378, respectively.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses forward contracts, swaps, futures, options, and caps to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are now centrally cleared through an exchange.

The following table presents the notional and fair values of derivative instruments designated and qualifying as hedging instruments.

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2013				2012
	Number	Notional Value	Gain	(Loss)	Number	Notional Value	Gain	(Loss)

Cash Flow Hedges:
Interest rate swaps	—	$—	$—	$—	1	$100,000	$541	$—
Currency swaps	5	31,846	—	(2,772)	—	—	—	—

Total designated and qualifying hedges	5	$31,846	$—	$(2,772)	1	$100,000	$541	$—

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported in Other invested assets. Fair values showing a loss are reported in Other liabilities.

2013 Statutory Financial Statements	Page 25

(In Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2013				2012
	Number	Notional Value	Gain	(Loss)	Number	Notional Value	Gain	(Loss)

Interest rate futures	8,500	$1,283,124	$68	$(3,283)	—	$—	$—	$—
Interest rate caps	2	200,000	—	—	2	200,000	—	—
Credit default swaps	2	9,000	—	(818)	2	9,000	—	(756)
Equity futures	200	23,228	—	(94)	5,020	373,631	400	(4,648)
Foreign currency forwards	1	18,186	—	(404)	1	20,324	611	—
Interest Rate Swaps	15	1,685,000	181	(65,995)	9	924,000	174	(12,437)
Inflation Swaps	2	125,000	—	(1,806)	6	175,000	9,889	—
Equity options	37	1,139,496	70,968	—	24	670,500	28,049	—
Total Return Swaps	3	190,837	652	(33,836)	—	—	—	—
Swaptions	1	50,000	1	—	—	—	—	—

Total not designated and not qualifying as hedges	8,763	$4,723,871	$71,870	$(106,236)	5,064	$2,372,455$	39,123	$(17,841)

The impact of derivative instruments reported on the Statements of Loss and Changes in Surplus is reported in the tables below :

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2013		2012
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)	Net Investment Income/(Loss)	Net Investment Gains/(Losses)

Cash Flow Hedges:
Interest rate swaps	$506	$1,335	$1,255	$—
Currency swaps	32	—	—	—
Fair Value Hedges:
Interest rate swaps	(1,614)	(8,606)	—	—

Total qualifying hedges	$(1,076)	$(7,271)	$1,255	$—

The $(7,271) in Net Investment (Losses) is deferred in IMR.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2013		2012
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)	Net Investment Income/(Loss)	Net Investment Gains/(Losses)

Interest rate futures	$—	$2,171	$—	$2,227
Credit default swaps	(347)	—	(350)	—
Equity futures	—	(49,458)	—	(70,517)
Foreign currency forwards	—	321	—	157
Interest Rate Swaps	10,438	(21,925)	10,823	29,946
Inflation Swaps	(1,413)	8,209	441	—
Equity options	—	46,319	—	4,393
Total Return Swaps	615	(13,734)	—	—
Swaptions	—	919	—	—

Total nonqualifying hedges	$9,293	$(27,178)	$10,914	$(33,794)

Of the $(27,178) in Net Investment (Losses), $6,032 is deferred in IMR.

Derivative Instruments Designated and Qualifying as Cash Flow Hedges

The Company has entered into interest rate swaps and currency swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to variable rate as well as foreign currency securities. These interest rate swaps are used to reduce market risks from changes in interest rates and foreign exchange rates. The net receipts/payments from these interest rate swaps are recorded on our Statements of Loss as reported in the table above. The hedging instruments are held at amortized cost. For the currency swaps, the change in value related to foreign exchange fluctuations is recognized as an unrealized gain or loss, as applicable. As of December 31, 2013, an unrealized loss of $1,763 was recorded.

The Company’s cash flow hedges are being used to hedge cash flows related to variable rate securities. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excluded amounts relating to risks other than exposure to the benchmark interest rate. Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows is 20 years. During the year ended December 31, 2013, the Company entered into cash flow hedge accounting for one interest rate swap and fair value hedge accounting for two interest rate swaps. Hedge accounting was subsequently terminated when the derivative instruments were closed. This resulted in the realized gain related to the cash flow hedge interest rate swap of $1,335 and a realized loss for the fair value hedge interest rate swaps of $8,606, which were deferred into the IMR and are being amortized into income over the duration of the derivative instruments.

During the year ended December 31, 2012, the Company discontinued cash flow hedge accounting for one interest rate swap because the forecasted transactions are no longer expected to occur. This resulted in the interest rate swap being carried at fair value on the Statements of Admitted Assets, Liabilities and Surplus with an unrealized gain of $174.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and put and call options that do not qualify for hedge accounting.

These instruments are carried at fair value and are classified as either other invested assets or other liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

2013 Statutory Financial Statements	Page 27

(In Thousands)

The Company uses interest rate swaps to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

Foreign currency forwards are used to hedge the risk embedded in the Company’s investment in Euro-denominated alternative assets.

The Company offers Indexed Universal Life products which have embedded options with guaranteed returns. The Company uses call spread options for protection from rising equity levels and rising volatility.

The change in unrealized capital gains/ (losses) for derivative instruments designated and qualifying as hedging instruments for the years ended December 31, 2013 and 2012 were ($1,763) for a currency swap and $0, respectively.

YEARS ENDED DECEMBER 31,	Change in Unrealized Capital Gains/(Losses)
Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments	2013	2012

Interest rate futures	$(3,215)	$—
Interest rate caps	—	(23)
Credit default swaps	(61)	(290)
Equity futures	4,155	842
Foreign currency forward	(1,015)	(327)
Interest rate swaps	(53,551)	(30,366)
Inflation swaps	(11,695)	9,889
Equity options	27,330	4,712
Total Return Swaps	(33,184)	—
Swaptions	(94)	—

Total	$(71,330)	$(15,563)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4.). The contract holders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into interest and equity futures. The changes in value of the futures will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2013, and 2012, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2013, the Company pledged collateral of $44,498; as of December 31, 2012, the Company held collateral of $27,519. The cash received is invested in an interest bearing money market fund and is reflected as a short-term investment.

As of December 31, 2013 and 2012, the Company pledged collateral for futures contracts of $10,882 and $40,544, respectively. Notional or contractual amounts of derivative financial instruments provide a measure of involvement

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

At December 31, 2013 and 2012, the Company maintained claims related to certain derivatives associated with the bankruptcy of Lehman Brother Holdings, Inc. in 2008. In July 2013, one claim associated with Lehman Brothers Finance was sold for net proceeds of $8,471, resulting in a realized gain of $3,922. As of December 31, 2013, one claim remains with a net carrying value of $432.

Note 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored by an internal Valuation Group which meets at least quarterly. The Valuation Group consists of financial and investment professionals and utilizes additional subject matter experts as applicable. The purpose of the Valuation Group is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as

2013 Statutory Financial Statements	Page 29

(In Thousands)

addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Valuation Group regularly monitors the prices, reviews price variance reports and compares prices to alternate sources for a sample of securities on a periodic basis. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis and performs back testing on recent trades. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Valuation Group.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. There are several private placement bonds that are priced externally by asset management firms with expertise in the security type utilizing the discounted cash flows methodology applied through an industry standard analytical and valuation platform. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain privately placed commercial mortgage backed, asset backed trust preferred, public debt and certain private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2013 and 2012, there were no debt securities carried at fair value that were valued in this manner. Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Privately placed commercial mortgage backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the Company’s fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy.

CASH AND SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  Derivatives with a positive fair value are recorded as other invested assets. Derivatives with negative fair values are reported as other liabilities. The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by our internal investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy. Derivative positions traded in the over-the-counter (“OTC”) derivative market are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, call options and put options. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity.

SEPARATE ACCOUNT ASSETS  Separate Account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

2013 Statutory Financial Statements	Page 31

(In Thousands)

The following table presents the financial instruments carried at fair value as of December 31, 2013, by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$188	$—	$188
Asset-backed securities	—	9,716	1,743	11,459

Total Bonds	—	9,904	1,743	11,647
Preferred stock	—	764	—	764
Common stock	1,356	—	971	2,327
Derivatives
Interest rate swaps	—	181	—	181
Interest rate futures	68	—	—	68
Equity options	—	70,968	—	70,968
Total return swaps	—	652	—	652
Swaptions	—	1	—	1

Total derivatives	68	71,802	—	71,870

Total investments	1,424	82,470	2,714	86,608
Separate account assets(1)	6,617,421	—	—	6,617,421

Total assets	$6,618,845	$82,470	$2,714	$6,704,029

Liabilities:
Derivatives	$(3,377)	$(102,859)	$—	$(106,236)

Total Liabilities	$(3,377)	$(102,859)	$—	$(106,236)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the financial instruments carried at fair value as of December 31, 2012, by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$840	$—	$840
Asset-backed securities	—	9,577	1,726	11,303

Total Bonds	—	10,417	1,726	12,143
Preferred stock	—	786	—	786
Common stock	5,050	—	960	6,010
Derivatives			—
Interest rate swaps	—	174	—	174
Interest rate contracts	—	612	—	612
Foreign currency	—	9,889	—	9,889
Equity futures	400	—	—	400
Equity options	—	28,049	—	28,049

Total derivatives	400	38,724	—	39,124

Total investments	5,450	49,927	2,686	58,063
Separate account assets(1)	5,380,757	—	—	5,380,757

Total assets	$5,386,207	$49,927	$2,686	$5,438,820

Liabilities:
Derivatives	$(4,649)	$(13,193)	$—	$(17,842)

Total Liabilities	$(4,649)	$(13,193)	$—	$(17,842)

(2)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2013 and 2012 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. There were no assets transferred in or out of Level 3 for the years ended, December 31, 2013 and 2012. Also, the Company manages the risk of the observable components of Level 3 financial instruments using securities and derivative positions that are classified within Level 1 or 2 of the valuation hierarchy; as these Level 1 and Level 2 risk management instruments are not included below, the gains or losses in the tables do not reflect the effect of the Company’s risk management activities related to such Level 3 instruments.

2013 Statutory Financial Statements	Page 33

(In Thousands)

	Asset-Backed Securities	Common Stock	Total Assets

Balance January 1, 2013	$1,726	$960	$2,686
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income	(198)	—	(198)
Surplus	307	—	307
Amortization/ Accretion	—	—	—
Purchases/(Sales):
Purchases	—	11	11
(Sales)	(92)	—	(92)

Balance December 31, 2013	$1,743	$971	$2,714

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2013:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted ave.

Assets:
Investments
Bonds
Asset-backed securities	$1,743	Broker quote(1)	Not available	N/A
Common Stock	971	Enterprise valuation multiple(2)	Enterprise valuation multiple	6.0 multiple

(1)	Broker quoted fair values on these asset backed securities represent indicative, non-binding quotes developed by a single market maker. The significant inputs are not developed by the Company and are not reasonably available.
(2)	The Company estimates the fair value using a model which applies an enterprise valuation multiplier to estimated earnings before income taxes, depreciation, and amortization.

The following table summarizes the aggregate fair value for all financial instruments and the level with in the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31, 2013.

	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable Carrying Value

Financial Assets:
Bonds	$7,639,640	$7,243,116	$4,658	$7,259,124	$375,858	$—
Redeemable Preferred Stocks	23,493	21,050	—	22,302	1,191	—
Common Stock-Unaffiliated	2,327	2,327	1,356	—	971	—
Cash and Short-Term Investments	68,731	68,731	68,731	—	—	—
Derivatives	71,870	71,870	68	71,802	—	—
Separate Account Assets	6,617,421	6,617,421	6,617,421	—	—	—

Financial Liabilities:
Investment-Type Contracts
Individual Annuities	$2,412,259	$2,345,751	$—	$—	$2,412,259	$—
Derivatives	109,008	107,999	3,377	105,631	—	—
Separate Account Liabilities	6,617,421	6,617,421	6,617,421	—	—	—

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

The fair values of the Company’s liabilities for individual annuities and other group annuities are estimated by discounting the cash flows associated with the contacts, using an interest rate currently offered for similar contacts with maturities similar to those remaining for the contracts being valued. The statement value for certain of the other group annuities approximates the fair value due to the nature of the contracts. The statement values of dividends to policyholders payable in the following year and separate account liabilities approximate their fair values.

Note 8.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified and Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retirement employees and agents, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions and earnings on investments are recorded as expenses in the Statements of Loss. To hedge against volatility for the investment earnings credited, the Company purchased corporate-owned life insurance contacts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2013 and 2012:

	Pension Benefits		Other Benefits
	2013	2012	2013	2012

Change in benefit obligation
Benefit obligation at beginning of year	$175,557	$153,525	$25,182	$23,632
Service cost	—	47	823	388
Interest cost	6,932	7,640	1,070	1,054
Actuarial loss/(gain)	(14,107)	22,357	(3,465)	2,008
Benefits paid	(8,508)	(8,012)	(2,379)	(1,900)
Change in Plan Provisions	51	—	4,591	—

Benefit obligation at end of year	$159,925	$175,557	$25,822	$25,182

Benefit obligation for non-vested employees	$—	$44	$—	$4,591

2013 Statutory Financial Statements	Page 35

(In Thousands)

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation at December 31 were:

	Pension Benefits		Other Benefits
	2013	2012	2013	2012

Discount rate	4.85%	4.00%	4.50%	3.75%
Rate of compensation increase	N/A	N/A	N/A	N/A

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2013	2012	2013	2012

Change in plan assets:
Fair value of plans assets at beginning of year	$158,079	$145,704	$—	$—
Actual return on plan assets	23,363	17,710	—	—
Employer contribution	2,739	2,677	2,379	1,900
Benefits paid	(8,508)	(8,012)	(2,379)	(1,900)

Fair value of plan assets at end of year	$175,673	$158,079	$—	$—

The following table presents the financial instruments carried at fair value in Company’s pension plan assets as of December 31, 2013:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total
Equity funds	$90,329	$—	$—	$90,329
Bond funds	83,859	—	—	83,859
Money market funds	1,485	—	—	1,485

Total	$175,673	$—	$—	$175,673

The following table presents the financial instruments carried at fair value in Company’s pension plan assets as of December 31, 2012:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total
Equity securities	$100,910	$—	$—	$100,910
Corporate Securities	25,991	—	—	25,991
U.S. Treasury securities	31,136	—	—	31,136

Total	$158,037	$—	$—	$158,037

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. In 2013, the Company changed the target allocation from a 60/20/20 allocation between equity securities, corporate bonds and Treasuries to a target allocation of 50/50 allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

The Company’s pension plan asset allocation at December 31, 2013 and 2012, and the current target allocations are as follows:

	2014 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2013	2012

Equity securities	50.0%	51.4%	63.8%
Bond funds	50.0%	47.7%	0.0%
Money market funds	0.0%	0.9%	0.0%
Corporate bonds	0.0%	0.0%	16.5%
U.S. Treasury securities	0.0%	0.0%	19.7%

Total	100.0%	100.0%	100.0%

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ASSETS, LIABILITIES AND SURPLUS  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2013 and 2012 as of the measurement date, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statements of Admitted Assets, Liabilities and Surplus.

	Pension Benefits		Other Benefits
	2013	2012	2013	2012

Benefit Obligation	$(159,925)	$(175,557)	$(25,822)	$(25,182)
Fair value of plan assets	175,673	158,079	—	—

Funded Status	$15,748	$(17,478)	$(25,822)	$(25,182)

Funded status	$15,748	$(17,478)	$(25,822)	$(25,182)
Unrecognized net actuarial loss	5,369	34,334	3,866	7,727
Unrecognized prior service (benefit)/cost	—	—	1,753	(2,839)
Liability for benefits	—	—	(554)	—

Net amount recognized	$21,117	$16,856	$(20,757)	$(20,294)

Amount recognized in Statements of Admitted Assets, Liabilities and Surplus: Prepaid pension asset (nonadmitted)	$44,365	$38,414	$—	$—
Accrued benefit liability	(28,617)	(31,162)	(20,757)	(20,294)
Accumulated surplus adjustment	5,369	9,604	—	—

Net amount recognized	$21,117	$16,856	$(20,757)	$(20,294)

The qualified pension plan was over funded by $44,365 and $13,501 as of December 31, 2013 and 2012 respectively. The non-qualified pension plans are not funded and have total projected benefit obligations of $28,617 and $30,980 as of December 31, 2013 and 2012, respectively.

2013 Statutory Financial Statements	Page 37

(In Thousands)

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $28,617, $28,617 and $0, respectively as of December 31, 2013. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $30,980, $30,980 and $0, respectively as of December 31, 2012.

As of December 31, 2013, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company’s other postretirement benefit plans.

A minimum pension liability adjustment is required when the actuarial present value of accumulated benefits exceeds plan assets. In 2013 and 2012, the change in the minimum pension liability, net of the change in the related intangible asset, of $31,026 and $(4,494), respectively, was reported in surplus.

NET PERIODIC COST  The components of net periodic benefit cost (excluding the minimum pension liability adjustment) at December 31, were as follows:

	Pension Benefits		Other Benefits
	2013	2012	2013	2012

Service cost	$—	$48	$823	$388
Interest cost	5,708	7,640	1,070	1,054
Expected return on plan assets	(9,638)	(10,017)	—	—
Amortization of prior service cost	36	—	(1)	(442)
Amount of recognized gains and loss	2,372	915	396	324

Total net periodic cost	$(1,522)	$(1,414)	$2,288	$1,324

The weighted-average assumptions used to determine net periodic benefit cost at December 31 were:

	Pension Benefits		Other Benefits
	2013	2012	2013	2012

Discount rate	4.00%	5.00%	3.75%	4.50%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher pension expense.

The assumed health care cost trend rates used in determining net periodic costs at December 31 were:

	2013		2012
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.75%	7.00%	8.30%	6.20%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2019	2022	2019	2019

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Effect on total service and interest cost components	$135	$(117)
Effect of postretirement benefit obligation	1,550	(1,377)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Benefits
	2013	2012	2013	2012

Employer Contributions	$2,739	$2,677	$2,379	$1,900
Benefits Paid	(8,508)	(8,012)	(2,379)	(1,900)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2014, the Company expects the minimum required contribution to the funded pension plan to be $0 and expects to make contributions to the unfunded pension and post retirement plans in an amount equal to benefit costs of approximately $0 and $2,285, respectively.

The components of net periodic benefit cost (excluding the minimum pension liability adjustment) expected to be recognized in 2014 are as follows:

	Pension Benefits	Other Benefits

Amortization of net prior service cost	$15	$(1)
Amortization of net loss	789	108

Total net periodic cost	$804	$107

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations at December 31, 2013 and 2012. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2014	$8,744	$2,285
2015	8,821	2,257
2016	8,920	2,201
2017	9,032	2,144
2018	9,133	2,086
Years 2019-2023	45,516	9,486

Total	$90,166	$20,459

2013 Statutory Financial Statements	Page 39

(In Thousands)

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2013, and 2012, the expense recognized for these plans was $7,456 and $7,385, respectively. The estimated fair value of the defined contribution plans’ assets at December 31, 2013 and 2012 was $275,081 and $237,547, respectively.

At December 31, 2013 and 2012, $126,943 and $109,942, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

Note 9. FEDERAL INCOME TAXES

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2013 and 2012.

Components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs):

Description	2013			2012

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$281,671	$48,103	$329,774	$221,780	$44,719	$266,499
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross deferred tax assets	281,671	48,103	329,774	221,780	44,719	266,499
Adjusted gross deferred tax assets nonadmitted	(47,039)	(11,502)	(58,541)	(36,585)	26,756	(9,829)

Subtotal — admitted adjusted deferred tax asset	234,632	36,601	271,233	185,195	71,475	256,670
Gross deferred tax liabilities	(57,218)	(21,489)	(78,707)	(49,049)	(36,217)	(85,266)

Net admitted deferred tax asset	$177,414	$15,112	$192,526	$136,146	$35,258	$171,404

Description	Changes during 2013

	Ordinary	Capital	Total
Gross deferred tax assets	$59,891	$3,384	$63,275
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	59,891	3,384	63,275
Adjusted gross deferred tax asset nonadmitted	(10,454)	(38,258)	(48,712)

Subtotal — admitted adjusted deferred tax asset	49,437	(34,874)	14,563
Gross deferred tax (liability)/asset	(8,169)	14,728	6,559

Net admitted deferred tax asset/(liability)	$41,268	$(20,146)	$21,122

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

Description	2013			2012

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation under 11.a-11.c Admitted pursuant to 11.a (loss carryback)	$—	$—	$—	$—	$—	$—
Admitted pursuant to 11.b (realization)	234,632	36,601	271,233	185,195	71,475	256,670
Realization per 11.b.i	193,236	15,112	208,348	136,146	35,258	171,404
Limitation per 11.b.ii.	—	—	192,526	—	—	223,817
Adjusted pursuant to 11.c	(57,218)	(21,489)	(78,707)	(49,049)	(36,217)	(85,266)

Total admitted adjusted gross deferred tax asset a.+b.+c.	$177,414	$15,112	$192,526	$136,146	$35,258	$171,404

Description	Changes during 2013

	Ordinary	Capital		Total
Admitted pursuant to 11.a (loss carryback)	$—	$		$—
Admitted pursuant to 11.b. (realization)	49,437		(34,874)	14,563
Realization per 11.b.i.	57,090		(20,146)	36,944
Limitation per 11.b.ii.	—		—	(31,291)
Adjusted pursuant to 11.c.	(8,169)		14,728	6,559

Total admitted adjusted gross deferred tax asset/(liability) admitted a.+b.+c.	$41,268		$(20,146)	$21,122

	2013	2012

Used in 11.b Applicable ratio for realization limitation threshold table	623%	612%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 11.b.ii	$1,283,506	$1,495,390

The impact of Tax planning strategies is as follows:

2013			2012			Change
Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs
Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies
57%	97%	63%	5%	93%	20%	52%	4%	43%

Net admitted adjusted gross DTA’s
Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies
72%	100%	74%	9%	93%	33%	63%	7%	41%

The Company’s tax planning strategies include the use of reinsurance.

There are no temporary differences for which a DTL has not been established.

2013 Statutory Financial Statements	Page 41

(In Thousands)

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components:

Description	2013		2012

Current federal income tax benefit	$(3,477)		$(15,497)
Tax expense/(benefit) on realized capital gains/(losses)	—		—
Utilization of capital loss carryforwards	—		—
Other, including prior year underaccrual/(overaccrual)	—		(1,603)

Federal and foreign income taxes incurred	$(3,477	)$	(17,100)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	2013	2012	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$46,725	$53,252	$(6,527)
DAC	86,361	80,369	5,992
Dividend to policyholders	11,620	—	11,620
Deferred compensation	25,360	28,150	(2,790)
Nonadmitted assets	5,914	6,786	(872)
LIHTC credits	14,543	9,145	5,398
NOL Carryforward	72,155	40,407	31,748
Coinsurance transaction	10,571	—	10,571
Other — ordinary	8,422	3,671	4,751

Subtotal — Gross ordinary DTAs	281,671	221,780	59,891

Statutory valuation allowance adjustment — ordinary	—	—	—
Nonadmitted ordinary DTAs	(47,039)	(36,585)	(10,454)

Admitted ordinary DTAs	$234,632	$185,195	$49,437

Capital:
Investments	$1,818	$2,756	$(938)
Unrealized capital losses	7,868	—	7,868
OTTI on investments	38,417	41,963	(3,546)

Gross capital DTAs	48,103	44,719	3,384
Statutory valuation allowance adjustment — capital	—	—	—
Nonadmitted capital DTAs	(11,502)	26,756	(38,258)

Admitted capital DTAs	36,601	71,475	(34,874)

Admitted DTAs	$271,233	$256,670	$14,563

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	$(50,823)	$(44,159)	$(6,664)
Other	(6,395)	(4,890)	(1,505)

Ordinary DTLs	$(57,218)	$(49,049)	$(8,169)

Capital:
Alternative asset investments	$(21,489)	$(20,334)	$(1,155)
Unrealized capital gains	—	(15,883)	15,883
Fixed rate annuity contract	—	—	—
Capital DTLs	(21,489)	(36,217)	14,728

DTLs	$(78,707)	$(85,266)	$6,559

Net deferred tax asset	$192,526	$171,404	$21,122

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

The change in deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

	2013	2012	Change

Total deferred tax assets	$329,774	$266,499	$63,275
Total deferred tax liabilities	(78,707)	(85,266)	6,559

Net deferred tax asset	$251,067	$181,233	69,834
Statutory valuation allowance adjustment	—	—	—
Net Deferred tax asset/liability after SVA	$251,067	$181,233	69,834

Tax effect of unrealized losses			(23,751)
Tax effect of postretirement liability			10,997

Change in net deferred income tax charge			$57,080

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2013 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Loss before Taxes	$(36,775)	$(12,871)	35.00%
Dividends Received Deduction	(23,593)	(8,258)	22.46%
Meals and entertainment	714	250	-0.68%
Executive benefits	(10,904)	(3,816)	10.38%
IMR tax adjustment	(3,237)	(1,133)	3.08%
Income from affiliates	(48,988)	(17,146)	46.62%
Change in minimum postretirement liability	(31,420)	(10,997)	29.90%
LIHTC	—	(6,132)	16.67%
Other	(1,298)	(454)	1.24%

Total		$(60,557)	164.67%

Federal income taxes incurred benefit		$(3,477)	9.45%
Change in net deferred income tax		(57,080)	155.21%

Total Statutory Taxes		$(60,557)	164.67%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the dividends received deduction, (3) low income housing tax credits, and (4) change in minimum pension liability.

At December 31, 2013, the Company had $206,157 of net operating loss carryforwards available that will begin to expire in 2026. In addition, the Company had LIHTC available of $14,543 that will expire starting in 2030. At December 31, 2013, the Company had no Alternative Minimum Tax (“AMT”) credit carryforwards.

There was no income tax expense for 2012, 2011 and 2010 that is available for recoupment in the event of future net losses.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

2013 Statutory Financial Statements	Page 43

(In Thousands)

The Company’s federal income tax return is consolidated with its majority owned subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a separate return basis. Effective January 1, 2014, the Company’s Tax allocation agreements have been modified.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Horner, Townsend & Kent, Inc

HTK Insurance Agency, Inc

Independence Capital Management, Inc

The Company had no loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2013:
Life Insurance in-force	$85,419,944	$5,236,731	$41,878,039	$48,778,636
Premium and annuity considerations	1,665,321	48,797	218,236	1,495,882
Reserves and funds for payment of insurance and annuity benefits	7,854,703	23,680	459,317	7,419,066

December 31, 2012:
Life Insurance in-force	$78,249,879	$4,540,074	$21,466,971	$61,322,982
Premium and annuity considerations	1,731,143	36,332	141,408	1,626,067
Reserves and funds for payment of insurance and annuity benefits	7,427,451	18,731	373,106	7,073,076

The Company had ceded certain insurance risks to an affiliate. As a result of these reinsurance agreements, net life insurance in-force ceded totaled $3,266,770 and $2,969,528 as of December 31, 2013 and 2012, respectively. The Company reduced its reserves by $307,360 and $272,725 as of December 31, 2013 and 2012, respectively. Net premium and annuity considerations ceded were $40,830 and $55,815 for the years ended December 31, 2013 and 2012, respectively.

The Company assumed the equity risk associated with an affiliate’s Indexed UL products. Net premium and annuity considerations assumed were $40,588 and $30,444 for the years ended December 31, 2013 and 2012, respectively. The Company increased its reserves for these products by $20,294 as of December 31, 2013.

The Company assumed from PIA policies issued after October 1, 2006 which resulted in retention greater than $1,000 per life. As a result of this reinsurance agreement with PIA, net life insurance in-force assumed from PIA totaled $4,153,737 and $3,296,316 as of December 31, 2013 and 2012 respectively. The Company maintained reserves related to these policies of $201 and $158 as of December 31, 2013 and 2012, respectively. Net premium and annuity considerations assumed from PIA were $2,824 and $1,158 for the years ended December 31, 2013 and 2012, respectively.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2013 and 2012, the Company had a reinsurance recoverable from the reinsurer of $201,718 and $201,043, respectively, which was secured by investment grade securities with a market value of $210,614 and $220,408, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, to coinsure an existing black of guaranteed term products issued from 2007 through 2012. The Company retains 20% of the risk while reinsuring the remaining 80%, up to excess retention, which is already reinsured through separate treaties. The Company transferred $67,400 of reserves and $23,300 in cash, and received a $44,100 ceding commission. The after-tax gain of $30,200 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize any amortization through December 31, 2013.

Note 11.  RELATED PARTIES

The Company entered into revolving loan agreements with an affiliate, Janney Montgomery Scott (“JMS”) on March 13, 2009 and January 15, 2010, to provide funding in an amount not to exceed $65,000 and $50,000, respectively. Terms of the loans specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are due to mature in January 2029 and March 2029, respectively.

The Company entered into revolving loan agreement with an affiliate, Janney Montgomery Scott (“JMS”) on January 25, to provide funding in an amount not to exceed $80,000. Terms of the loans specify the interest rate will be published 3-Month Libor +250bps as of the draw date and will subsequently reset on the 1st business day of every fiscal quarter. The principal balance is due to mature in January 2033.

The Company recorded $10,230 and $6,582 in interest income on these notes for the years ended December 31, 2013 and 2012, respectively. At December 31, 2013 and 2012, the Company had outstanding principle receivables from JMS of $155,000 and $105,000 and interest receivables of $2,715 and $2,071, respectively, relating to these agreements.

The Company acts in a fiduciary capacity for its defined benefit pension plan, which invests in the Company’s Separate accounts. For the years ended December 31, 2013 and 2012, the Company recorded $51,354 and $5,531, respectively, in Premium & annuity considerations received from the plan.

The following summarizes the statement value of the Company’s unconsolidated subsidiaries and affiliates as of:

December 31,	2013	2012

Common Stock
PIA	$310,741	$190,427
Other affiliates	10,752	12,245

Total common stock	321,493	202,672
Other invested assets
Independence Square Properties, LLC	192,613	224,546

Total	$514,106	$427,218

The Company’s unconsolidated subsidiaries had combined assets of $5,768,194 and $4,812,587 and combined liabilities of $5,064,039 and $4,103,794 as of December 31, 2013 and 2012, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $47,722 and $51,077 and other intangible assets of $6,897 and $7,553 at December 31, 2013 and 2012, respectively.

2013 Statutory Financial Statements	Page 45

(In Thousands)

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

In 2012, a putative class action complaint was filed against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of an alleged statutorily prescribed limit. After the complaint was filed, the Company moved to dismiss the complaint and plaintiffs opposed the Company’s motion. We continue to await the court’s decision on the motion. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2013 and 2012 was $750 and $750, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  In 2013, the Company entered into agreements to sell and subsequently leaseback certain assets. Computer equipment was sold for $1,070 with two different leaseback arrangements of $17 for 30 months and $15 for 36 months. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease terms, the Company has the option to return the equipment, purchase it at fair value or extend the leases. The Company has also entered into other leases, primarily for field offices. As of December 31, 2013 future minimum payments under noncancellable leases are as follows:

For the year ending:

2014	$15,767
2015	13,280
2016	10,653
2017	8,088
2018	4,604
Thereafter	5,852

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2013, the Company had outstanding commitments totaling $205,420 relating to these investment activities. The fair value of these commitments approximates the face amount.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. During 2012, the Company completed a review of its inforce policies to match all policies inforce over the last 25 years to the SSMDF and recognized the related expense in the year ended December 31, 2012, in the amount of $11,181 recorded as Benefits paid to policyholders and beneficiaries.

The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed

Page 46	The Penn Mutual Life Insurance Company

(In Thousands)

abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. The interest margin is the difference between the earned rate on general account assets and the credited rate on policyholder funds. As interest rates decline, cash received is reinvested in lower yielding instruments. Our products such as fixed annuities and fixed universal life have guaranteed credited rates. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees on these products could have a material adverse effect on our businesses or results of operations.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because we are entitled to reset the interest rates on our fixed rate annuities and fixed universal life only at limited, pre-established intervals, and since many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During periods of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2013 or 2012 as a result of the low interest rate environment.

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2013 and 2012.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2013 and through the financial statement issuance date of February 14, 2014 and has determined that there were no significant events requiring recognition of disclosure in the financial statements.

2013 Statutory Financial Statements	Page 47

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2014 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM6467

05/14

Part C

Other Information

Item 26: Exhibits

(a)(1)	Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing Penn Mutual Variable Life Account I (the “Registrant”). Incorporated herein by reference to Exhibit A(1)(a) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(a)(2)	Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments of the Registrant. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(b)	Not applicable.

(c)(1)	Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent. Incorporated herein by reference to Exhibit A(3)(a)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(2)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. Incorporated herein by reference to Exhibit A(3)(a)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(3)	Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(c)(4)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)(5)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws, and companion Form of Corporate Insurance Agent Selling Agreement). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1999 (EDGAR Accession No. 0001036050-98-002055).

(c)(6)	Schedule of Sales Commissions. Incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(1)	Specimen Flexible Premium Adjustable Variable Life Insurance Policy (VU-90(S)). Incorporated herein by reference to Exhibit A5(a) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

1

(d)(2)	Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Sex distinct) (VU-99(S)). Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(3)	Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Unisex) (VU-99(U)). Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(4)	Additional Insured Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(5)	Children’s Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(6)	Accidental Death Benefit Agreement Rider. Incorporated herein by reference to Exhibit A5(d) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(7)	Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement Rider. Incorporated herein by reference to Exhibit A5(e) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(8)	Disability Waiver of Monthly Deduction Agreement Rider. Incorporated herein by reference to Exhibit A5(f) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(9)	Guaranteed Continuation of Policy Agreement Rider. Incorporated herein by reference to Exhibit A5(g) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(10)	Guaranteed Option to Increase Specified Amount Agreement Rider. Incorporated herein by reference to Exhibit A5(h) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(11)	Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(i) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(12)	Flexible Premium Adjustable Variable Life Insurance Policy (revised) (VU-94(S)). Incorporated herein by reference to Exhibit A5(j) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(13)	Flexible Periodic Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(k) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

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(d)(14)	Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(n) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(15)	Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(o) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(16)	Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(p) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(17)	Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(q) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(18)	Supplemental Exchange Agreement. Incorporated herein by reference to Exhibit A5(r) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(19)	Endorsement — Business Accounting Benefit (1707-01). Incorporated herein by reference to Exhibit A5(s) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(20)	Endorsement — Cost of Insurance. Incorporated herein by reference to Exhibit A5(t) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(21)	Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(S)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(u) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(22)	Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(U)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(v) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(23)	Rider Supplemental Term Insurance Agreement (SLT – 01(S)). Incorporated herein by reference to Exhibit A(5)(w) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 EDGAR Accession No. 0000950116-01-000034).

(d)(24)	Rider Supplemental Term Insurance Agreement (SLT – 01(U)). Incorporated herein by reference to Exhibit A(5)(w) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(25)	Overloan Protection Benefit Agreement. Incorporated herein by reference to Exhibit (d)(25) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 29, 2005 (EDGAR Accession No. 0000950116-05-001570).

(d)(26)	Optional Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit (d)(26) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 28, 2006 (EDGAR Accession No. 0000950116-06-001371).

(d)(27)	Accelerated Death Benefit Agreement. Incorporated herein by reference to Exhibit (d)(27) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 28, 2006 (EDGAR Accession No. 0000950116-06-001371).

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(e)(1)	Application Form for Flexible Premium Adjustable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(e)(2)	Supplemental Application Form for Flexible Premium Adjustable Variable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(f)(1)	Charter of the Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(a) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(f)(2)	By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-177543), as filed with the SEC on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(g)	Not Applicable.

(h)(1)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Incorporated herein by reference to Exhibit 8(d) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(h)(2)	Form of Participation Agreement between The Penn Mutual Life Insurance Company and Variable Insurance Products Fund II. Incorporated herein by reference to Exhibit 8(e) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(h)(3)	Participation Agreement between The Penn Mutual Life Insurance Company, Morgan Stanley Universal Funds, Inc. (renamed The Universal Institutional Funds, Inc. effective May 1, 2000), Morgan Stanley Asset Management Inc. and Miller Anderson & Sherrerd LLP. Incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 22 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 2-77283), as filed with the SEC on April 29, 1997 (EDGAR Accession No. 0001021408-97-000161).

(h)(4)	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

(h)(5)	Form of Sales Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(1) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

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(h)(6)	Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust and The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 8(b)(2) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 29, 1996 (EDGAR Accession No. 0000950109-96-002471).

(h)(7)	Amendment to Fund Participation Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(3) to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 3354662), as filed with the SEC on April 30, 1997 (EDGAR Accession No. 0000950109-97-003328).

(i)	Not applicable.

(j)	Not applicable.

(k)	Opinion and consent of Franklin L Best, Jr. Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance Company, dated April 16, 2001, as to the legality of the securities being registered. Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 18, 2001 (EDGAR Accession No. 0000950116-01-000677).

(l)	Not applicable.

(m)	Not applicable.

(n)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

(n)(2)	Consent of counsel, Bingham McCutchen LLP, is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Amended and Restated Memorandum describing issuance, transfer and redemption procedures. Incorporated herein by reference to Exhibit (q) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 25, 2005 (EDGAR Accession No. 0000950116-05-001570).

(r)(1)	Powers of Attorney for Messrs. Cook, Santomero, Lillie, Notebaert, Rock, Boehne, Chappell and Mesdame Carter. Incorporated herein by reference to Exhibit (r) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 25, 2012 (EDGAR Accession No. 0001193125-12-182449).

(r)(2)	Power of Attorney of Mesdame Pudlin. Incorporated herein by reference to Exhibit (r)(2) to Post-Effective Amendment no. 32 to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

(r)(3)	Power of Attorney of Mesdame Waring, is filed herewith.

Item 27: Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania 19172.

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Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Chairman, President and Chief Executive Officer

David O’Malley	Executive Vice President and Chief Operating Officer

Kevin T. Reynolds	Senior Vice President and Chief Legal Officer

Susan T. Deakins	Senior Vice President and Chief Financial Officer

Jay T. Lewellen	Vice President and Chief Actuary

Edward G. Boehne	Trustee of Penn Mutual

Joan P. Carter	Trustee of Penn Mutual

Robert E. Chappell	Trustee of Penn Mutual

William R. Cook	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Edmond F. Notebaert	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M. Santomero	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

Item 28: Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Independence Capital Management, Inc.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

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Corporation	Principal Business	State of Incorporation
Independence Square Properties, LLC*	Holding Company	Delaware

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

ISP Parker Hunter	Holding Company	Delaware

*	Independence Square Properties, LLC is 95.45% owned by Penn Mutual and 4.55% owned by The Penn Insurance and Annuity Company

Penn Insurance and Annuity Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Walnut O Corporation	Investments	Pennsylvania

Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

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Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in the Registrant’s statutory financial statements.

Item 29. Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III filed September 3, 1998 (File No. 33-62811).

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Penn Mutual Variable Life Account I. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. — Directors and Officers*

Michelle A. Barry	President, Chief Executive Officer
Jason R. Albino	Chief Compliance Officer
Thomas H. Harris	Senior Vice President, Distribution
Michael W. Williams	Assistant Vice President, Distribution
Timothy N. Donahue	Managing Director, Operations and Supervision
James G. Murray	Tax Director
Franklin L. Best, Jr.	Counsel and Secretary
Matthew Tierney	Treasurer and Controller

*	The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

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Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$64,154	$0	$0	$0

Item 31: Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 32: Management Services

Not applicable.

Item 33: Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 33 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania on this 18th day of April, 2014.

PENN MUTUAL VARIABLE LIFE ACCOUNT I (Registrant)

By: THE PENN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
Chairman, President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 33 to the Registration Statement on Form N-6 has been signed below by the following persons, in the capacities indicated, on the 18th day of April, 2014.

Signature	Title

/s/ Eileen C. McDonnell Eileen C. McDonnell	Chairman, President and Chief Executive Officer

/s/ David O’Malley David O’Malley	Chief Operating Officer

*EDWARD G. BOEHNE	Trustee

*JOAN P. CARTER	Trustee

*ROBERT E. CHAPPELL	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*By /s/ Eileen C. McDonnell Eileen C. McDonnell, attorney-in-fact

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Exhibit Index

Exhibit No.	Exhibit

(n)(1)	Consent of PricewaterhouseCoopers LLP

(n)(2)	Consent of Bingham McCutchen LLP

(r)(3)	Power of Attorney of Mesdame Waring

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